As filed with the Securities and Exchange Commission on September 1, 2017
File Nos. 002-11387/811-00558

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 141	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.	☒

THE HARTFORD MUTUAL FUNDS II, INC.

(Exact Name of Registrant as Specified in Charter)

690 Lee Road, Wayne, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 386-4068

Thomas R. Phillips
Hartford Funds Management Company, LLC
690 Lee Road
Wayne, Pennsylvania 19087
(Name and Address of Agent for Service)

Copy to:
John V. O’Hanlon, Esquire
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (Date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒	on November 1, 2017 pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Preliminary Prospectus dated September 1, 2017
Subject to Completion

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

[November 1, 2017]

	Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F

Hartford Quality Value Fund (formerly, The Hartford Value Opportunities Fund)	HVOAX	HVOLX	HVOCX	HVOIX	HVORX	HVOSX	HVOTX	HVOYX	HVOFX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 55022

BOSTON, MA 02205-5022

Hartford Quality Value Fund (formerly, The Hartford Value Opportunities Fund)

Summary Section

INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.

YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page [__] of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.

Shareholder Fees (fees paid directly from your investment)

Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees(2)	[0.55]%	[0.55]%	[0.55]%	[0.55]%	[0.55]%	[0.55]%	[0.55]%	[0.55]%	[0.55]%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(3)	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%
Total annual fund operating expenses	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%
Fee waiver and/or expense reimbursement(4)	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%	[____]%
(1)	For investments over $1 million, a 1.00% maximum deferred sales charge may apply.
(2)	“Management fees” have been restated to reflect current fees.
(3)	[“Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee that became effective May 1, 2017 and are based on estimated amounts for Class T and F shares.] “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: [____]% (Class A), [____]% (Class C), [____]% (Class I), [____]% (Class R3), [____]% (Class R4), [____]% (Class R5) and [____]% (Class Y).
(4)	Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:1.05% (Class A), 1.05% (Class T), 1.80% (Class C), 0.79% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.70% (Class Y) and 0.65% (Class F). [In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), 0.06% (Class Y) and 0.004% (Class F).] Each contractual arrangement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has also contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)
•	You reinvest all dividends and distributions
•	You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$[___]	$[___]	$[___]	$[___]
T	$[___]	$[___]	$[___]	$[___]
C	$[___]	$[___]	$[___]	$[___]
I	$[___]	$[___]	$[___]	$[___]
R3	$[___]	$[___]	$[___]	$[___]
R4	$[___]	$[___]	$[___]	$[___]
R5	$[___]	$[___]	$[___]	$[___]
Y	$[___]	$[___]	$[___]	$[___]
F	$[___]	$[___]	$[___]	$[___]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$[___]	$[___]	$[___]	$[___]
T	$[___]	$[___]	$[___]	$[___]
C	$[___]	$[___]	$[___]	$[___]
I	$[___]	$[___]	$[___]	$[___]
R3	$[___]	$[___]	$[___]	$[___]
R4	$[___]	$[___]	$[___]	$[___]
R5	$[___]	$[___]	$[___]	$[___]
Y	$[___]	$[___]	$[___]	$[___]
F	$[___]	$[___]	$[___]	$[___]

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in common stocks of issuers located in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research to seek to identify high-quality companies demonstrating a commitment to dividends and shareholders and improving or sustainable operating characteristics. Wellington Management’s investment process focuses on companies that it believes are undervalued market leaders, industries with improving supply/demand trends, and companies that it believes are out-of-favor with less downside risk than the overall market. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Value Index. The Fund’s portfolio is broadly diversified by company and industry. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal stock selection process, focus in one or more sectors of the market.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.

Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Value Investing Style Risk −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Dividend Paying Security Investment Risk−Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than those of funds that do not focus their investments on such investments.

Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.

Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.

Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.

Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.

Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.

The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:

•	Assume reinvestment of all dividends and distributions
•	Reflect the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to November 1, 2017
•	Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

•	Shows how the Fund’s total return has varied from year to year
•	Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower
•	Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 25.71% (2nd quarter, 2009)	Lowest -20.89% (4th quarter, 2008)

The year-to-date return for Class A shares as of September 30, 2017 was [__]%.

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2016 (including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	10.86%	12.23%	4.48%
– After Taxes on Distributions	10.48%	11.22%	3.65%
– After Taxes on Distributions and Sale of Fund Shares	6.47%	9.68%	3.45%
Share Classes (Return Before Taxes)
Class T	14.38%	12.93%	4.80%
Class C	15.53%	12.68%	4.29%
Class I	17.73%	13.85%	5.37%
Class R3	17.05%	13.22%	4.79%
Class R4	17.36%	13.57%	5.12%
Class R5	17.72%	13.90%	5.43%
Class Y	17.87%	13.95%	5.52%
Class F	17.73%	13.85%	5.37%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)*	18.40%	14.81%	5.76%

* Effective November 1, 2017, the Russell 3000 Value Index no longer is one of the Fund’s benchmarks. The Investment Manager believes that the Russell 1000 Value Index better reflects the Fund’s revised investment strategy.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2017

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F

Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.

		None

* Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Additional Information Regarding Investment Strategies and Risks

Additional information regarding the principal investment strategy and other investment policies for the Hartford Quality Value Fund (the “Quality Value Fund” or the “Fund”) is provided below.

QUALITY VALUE FUND

Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in common stocks of issuers located in the United States. Wellington Management, the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research to seek to identify high-quality companies demonstrating a commitment to dividends and shareholders and improving or sustainable operating characteristics. Wellington Management’s investment process focuses on companies that it believes are undervalued market leaders, industries with improving supply/demand trends, and companies that it believes are out-of-favor with less downside risk than the overall market. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Value Index. The Fund’s portfolio is broadly diversified by company and industry. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal stock selection process, focus in one or more sectors of the market.

Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.

As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof.

USE OF CASH OR MONEY MARKET INVESTMENTS

The Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, the Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that the Fund will achieve its investment objective and it may lose the benefit of market upswings.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. The Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.

ABOUT THE FUND’S INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. The Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

More Information About Risks

The principal and additional risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect the Fund’s performance. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by the Fund have varying degrees of risk. The SAI contains more detailed information about the Fund’s investment policies and risks.

✓ Principal Risk X Additional Risk	Quality Value Fund
Currency Risk	✓
Depositary Receipts Risk	X
Derivatives Risk	X
Forward Currency Contracts Risk	X
Hedging Risk	X
Dividend Paying Security Investment Risk	✓
Equity Risk	✓
Mid Cap and Small Cap Securities Risk	X
Exchange Traded Funds and Exchange Traded Notes Risk	X
Foreign Investments Risk	✓
Emerging Markets Risk	X
Illiquid Investments Risk	X
Investment Strategy Risk	✓
Large Shareholder Transaction Risk	X
Market Risk	✓
Other Investment Companies Risk	X
Restricted Securities Risk	X
Sector Risk	✓
Use as Underlying Fund Risk	X
Value Investing Style Risk	✓

CURRENCY RISK −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. The Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that the Fund invests in foreign securities or currencies that are economically tied to emerging market countries.

DEPOSITARY RECEIPTS RISK −The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in Depositary Receipts that are not sponsored by a financial institution ("Unsponsored Depositary Receipts"). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa.

DERIVATIVES RISK −The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:

•	Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to the Fund.

•	Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in

U.S. dollar terms) of an investment.

•	Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

•	Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

•	Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

•	Short Position Risk - The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss.

Certain Funds may invest a significant portion of their assets in derivative instruments. If the Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

In December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could potentially limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue their investment objectives.

FORWARD CURRENCY CONTRACTS RISK −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.

HEDGING RISK −Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

DIVIDEND PAYING SECURITY INVESTMENT RISK −Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividend-paying companies. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.

EQUITY RISK −Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

MID CAP AND SMALL CAP SECURITIES RISK −The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

It is often more difficult to obtain information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the performance of such stocks can be more volatile, especially in the short term, and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

EXCHANGE TRADED FUNDS AND EXCHANGE TRADED NOTES RISK −An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its net asset value ("NAV"); and the risk that an active market for the ETF’s shares may not develop or be maintained. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

FOREIGN INVESTMENTS RISK −Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:

•	changes in currency exchange rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	increased volatility
•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political, social, economic or diplomatic developments in a foreign country or region
•	differences in individual foreign economies
•	geopolitical events may disrupt securities markets and adversely affect global economies and markets
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

EMERGING MARKETS RISK −The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Unless defined otherwise in the Fund's principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which the Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.

ILLIQUID INVESTMENTS RISK −Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit. In October 2016, the SEC adopted new regulations that may limit the Fund’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect the Fund’s performance and ability to pursue its investment objective when the regulations are expected to take effect on December 1, 2018.

INVESTMENT STRATEGY RISK −The risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers’ judgment about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.

LARGE SHAREHOLDER TRANSACTION RISK −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

MARKET RISK −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner. Although the Fund generally seeks to reduce the risks related to the equity and fixed income markets, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk.

OTHER INVESTMENT COMPANIES RISK −Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject the Fund to the risks that apply to the other investment company, including market and selection risk, and may increase the Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies, including ETFs, to meet their investment objective.

RESTRICTED SECURITIES RISK −Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. For more information regarding Rule 144A securities, see "Rule 144A Securities Risk" below.

RULE 144A SECURITIES RISK −The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of a security.

SECTOR RISK −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.

USE AS UNDERLYING FUND RISK −The Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a mutual fund that pursues its investment objective by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

•	A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from the Fund for investments you make directly in the Fund.

•	The Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.

VALUE INVESTING STYLE RISK −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month. The Fund also will publicly disclose on its web site the largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Investment Manager and Sub-Adviser

THE INVESTMENT MANAGER

Hartford Funds Management Company, LLC is the investment manager to the Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of June 30, 2017, the Investment Manager had approximately $[__] billion (or approximately $[__] billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 690 Lee Road, Wayne, PA 19087.

The Investment Manager relies on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) for the Fund under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders (the “Order”). Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about any new sub-advisory relationship.

In addition, the Investment Manager and the Fund have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit the Investment Manager, on behalf of the Fund and subject to the approval of the Board of Directors, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with the Investment Manager (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”). As with the Order, the New Order would require the Fund’s shareholders to receive information about any new sub-advisory relationship within 90 days after hiring any new sub-adviser. There can be no guarantee that the SEC will grant the New Order. The Fund will continue to rely on the Current Relief until the Fund’s shareholders approve the operation of the Fund under the New Order and the SEC grants the New Order.

THE INVESTMENT SUB-ADVISER

Wellington Management serves as the Fund’s sub-adviser and performs the daily investment of the assets for the Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2017, Wellington Management had investment management authority with respect to approximately $1,021 billion in assets.

At a meeting of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Board”) on August 2, 2017, the Board approved a new form of sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Manager and Wellington Management with respect to the Fund. In approving the Sub-Advisory Agreement, the Fund and the Investment Manager relied on an exemptive order issued by the Securities and Exchange Commission that permits the Fund and the Investment Manager to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Sub-Advisory Agreement includes updated provisions reflecting developments in the investment management industry. The Sub-Advisory Agreement includes provisions expressly allowing the Investment Manager the flexibility to hire more than one sub-adviser for the Fund and allowing the sub-adviser to enter into derivative arrangements in accordance with the Fund’s investment objectives and policies. The Sub-Advisory Agreement includes an updated provision addressing the sub-adviser’s “best execution” standard when selecting brokers or dealers to execute transactions on behalf of the Fund. The Sub-Advisory Agreement also includes a provision specifying that the sub-adviser will use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations under the sub-advisory agreement with minimal disruptions or delays. The Sub-Advisory Agreement includes an updated provision addressing the sub-adviser’s standard of care.

PORTFOLIO MANAGER

The portfolio manager for the Fund is set forth below. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities.

Quality Value Fund

Matthew G. Baker, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2017. Mr. Baker is also a portfolio manager for The Hartford Dividend and Growth Fund and Hartford Dividend and Growth HLS Fund. Mr. Baker joined Wellington Management as an investment professional in 2004.

MANAGEMENT FEE. The Fund pays a monthly management fee to the Investment Manager as set forth in its investment advisory agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee. For the fiscal year ended October 31, 2016, the Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:

Fund	Effective Management Fee
Quality Value Fund	0.70%

Effective November 1, 2017, the Fund’s management fee is as follows: 0.5500% of the first $250 million, 0.4500% of the next $250 million, 0.3500% of the next $500 million, 0.3300% of the next $4 billion, 0.3250% of the next $5 billion and 0.3225% in excess of $10 billion annually of the Fund’s average daily net assets. Prior to November 1, 2017, the Fund’s management fee was as follows: 0.7000% of the first $500 million, 0.6000% of the next $500 million, 0.5900% of the next $1.5 billion, 0.5850% of the next $2.5 billion, 0.5800% of the next $5 billion and 0.5750% in excess of $10 billion annually of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, will be available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2017.

Classes of Shares

The Fund offers the following classes of shares:

Fund	A	T(1)	C	I	R3	R4	R5	Y	F
Quality Value Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓

(1)	Class T shares are currently not available for purchase, unless indicated otherwise in the Summary Section.

INVESTOR REQUIREMENTS.

This section describes investor requirements for each class of shares offered by the Fund. The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below.

Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:

•	If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator. These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and

•	If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.

Class T Shares. Class T shares are available through certain financial intermediaries with which Hartford Funds Distributors, LLC (the “Distributor”) has an agreement to sell Class T shares of the Fund. Not all financial intermediaries make Class T shares available to their clients.

Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans.

Class I Shares. Class I shares are offered:

•	through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•	through financial intermediaries that have entered into an agreement with the Fund's distributor to offer Class I shares through a no-load network or platform,

•	to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies, and

•	to current or retired officers, directors and employees (and their family members, as defined below under "Accumulation Privilege") of the Fund, The Hartford, the sub-advisers to the Fund, Hartford Administrative Services Company, and their affiliates.

Class I shares are not available to qualified employee benefit plans and other retirement savings plans. Class I shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.

Class R3, Class R4, and Class R5 Shares. Class R3, R4, and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R3, R4, and R5 shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4, and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares. Class Y shares are offered:

•	through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•	through financial intermediaries that have entered into an agreement with the Fund’s distributor to offer Class Y shares through a no-load network or platform, and

•	to institutional investors, which include but are not limited to: certain qualified employee benefit plans and other retirement savings plans; family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.

Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.

Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of the Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Fund’s transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of the Fund, except for affiliated investment companies and 529 plans. Neither the Fund, the Distributor, nor any affiliates of the Distributor pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class F shares to any intermediary.

The Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.

CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Fund, the Fund’s transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Class R3, Class R4, and Class R5 pay an administrative services fee for third party recordkeeping services. Each class, except Class I, Class R5, Class Y and Class F, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders.

Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Front End Sales Charge	Deferred Sales Charge	Distribution and Service (12b-1) Fees(1)	Administrative Services Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class T	Described under the subheading “How Sales Charges are Calculated”	None	0.25%	None
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None
Class F	None	None	None	None

(1)	As a percentage of the Fund’s average net assets.
(2)	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Commissions. You may be required to pay a commission to your financial intermediary when buying or selling Class F shares. The Fund makes available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions.

HOW SALES CHARGES ARE CALCULATED

Class A Shares. Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of the Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The Distributor may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class T Shares. Class T shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).

Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

Years After Purchase	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies and the amount of such CDSC, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions and (2) Class C shares held over 1 year. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of the Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions and Waivers for Class A and Class C Shares.

Reducing Your Class A Sales Charges −There are several ways you can combine multiple purchases of shares of the Hartford Funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your financial intermediary must notify the Fund’s transfer agent that you are eligible for these breakpoints every time you have a qualifying transaction. If you do not let your financial intermediary or the Fund’s transfer agent know that you are eligible for a breakpoint reduction, you may not receive the sales charge breakpoints to which you are otherwise entitled. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.

•	Accumulation Privilege – permits any qualifying investor to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of: (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6 and Hartford HLS Funds) and 529 college savings plan accounts administered by The Hartford. For purposes of this Privilege, a qualifying investor may include all shares owned by family members which - for accounts opened on or after August 16, 2004, - means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, please see the SAI for more information. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Fund’s transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

•	Letter Of Intent – lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, the Fund’s transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the Class A shareholder does not purchase the amount specified in the LOI within thirty days after a written request by the Fund’s transfer agent, the Fund’s transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your financial intermediary or from the Fund’s transfer agent at 1-888-843-7824.

Front-End Sales Charge Waivers for Class A Shares −In order to receive the sales charge reductions or waivers discussed below, you must notify the Fund’s transfer agent of the reduction or waiver request when you place your purchase order. The Fund’s transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the Fund’s transfer agent. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

•	financial representatives using Fund shares in fee-based investment products under a signed agreement with the Fund,

•	current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,

•	welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

•	if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator,

•	college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,

•	investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, and

•	purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

CDSC Waivers −As long as the Fund’s transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.

•	for death or disability.

•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies.

•	under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:

(1)	to return excess contributions,

(2)	hardship withdrawals as defined in employer-sponsored retirement plans,

(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)	to meet minimum distribution requirements under the Internal Revenue Code,

(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)	after separation from service.

•	for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.

REINSTATEMENT PRIVILEGE

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford Fund within 90 days without a sales charge, as long as the Fund’s transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.

There is no reinstatement privilege available for Class T shares.

Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

How To Buy And Sell Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.

We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund. In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.

INITIAL PURCHASES

Before you invest, please read this prospectus carefully.

Determine how much you want to invest. The minimum investment amounts are as follows:

•	Class A, Class C and Class I shares – $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

•	Class T shares – $2,000 for initial investments, at least $50 for subsequent investments

•	Class R3, Class R4 and Class R5 shares – no investment minimum and no subsequent investment minimum.

•	Class Y shares – $250,000 minimum initial investment. This requirement may be waived for certain investors. No subsequent investment minimum.

•	Class F shares - Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of Shares – Investor Requirements” section. No subsequent investment minimum.

To make an initial investment in a class of shares of the Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. Financial intermediaries may impose transaction charges in addition to those described in this prospectus. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your financial intermediary for further details.

Certain classes of shares of the Fund may also be purchased through the Fund’s transfer agent by filling out an account application and mailing it to the address below. Class T shares are not available directly through the Fund’s transfer agent.

Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) will be charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts administered by The Hartford or one of its subsidiaries, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Fund directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts in the discretion of Hartford Administrative Services Company.

If purchasing shares through the Fund’s transfer agent, please send your account application to the following address:

Hartford Funds	(For overnight mail)
P.O. Box 55022	Hartford Funds
Boston, MA 02205-5022	30 Dan Road, Suite 55022
Canton, MA 02021-2809

CLASS C SHARES PURCHASE LIMITS

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

ADDITIONAL PURCHASES OF SHARES

You may purchase additional shares of the Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Fund’s transfer agent as follows:

•	On the Web – Visit www.hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.

•	By Phone – To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.

•	In Writing With a Check – Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:

Hartford Funds

P.O. Box 55022

Boston, MA 02205-5022

(For overnight mail) Hartford Funds

30 Dan Road, Suite 55022

Canton, MA 02021-2809

•	By Electronic Funds Transfer or Wire – For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.

Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.

SELLING SHARES

You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to the Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Fund’s transfer agent as noted below.

•	On the Web – Visit www.hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

•	By Phone – Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy.

Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

•	By Electronic Funds Transfer or Wire – For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days.

•	By Letter or Form – In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 15 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.

For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:

•	IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

•	Automatic 401k Rollover IRAs – Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

•	403(b) – 403(b) Distribution Request Form.

•	Owners Or Trustees Of Trust Accounts – Call 1-888-843-7824 for instructions.

•	Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death – Call 1-888-843-7824 for instructions.

ADDRESSES

Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.

EXCHANGING SHARES

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available except that there are no exchange privileges for Class T shares.

Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.

If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:

•	If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.

•	Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. You must retain at least $1,000 in the Fund from which you exchange. Class Y shares of the Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.

You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason. For more information, please see the section entitled "Exchanges" in the Fund’s SAI.

CONVERSIONS

Subject to the conditions set forth in this section, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, and Class R5 (each an “R share”) of the Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:

•	Class A shares may be converted into Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor a portion of the CDSC otherwise payable upon the sale of such shares;

•	Class A shares may be converted into Class I shares or Class Y shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;

•	Class C shares may be converted into Class A shares or Class I shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs;

•	Class I shares may be converted into Class Y shares or Class F shares; and

•	Class Y shares may be converted into Class F shares.

Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. The Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.

VALUATION OF SHARES

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of the Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV of the Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by each Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by each Company’s Board of Directors.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail. You may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

The Fund typically expects to pay sale proceeds to redeeming shareholders within 1 - 3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial intermediary. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, the Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Under normal market conditions, the Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although the Fund reserves the right to use borrowings and interfund lending. In unusual or stressed market conditions or as the Investment Manager determines to be appropriate, the Fund may use borrowings (such as the Fund's line of credit or through reverse repurchase agreements) to meet redemption requests. The Fund may also use its custodian overdraft facility to meet redemptions, if necessary. The Hartford Mutual Funds II, Inc. recently received an exemptive order (the "Interfund Lending Order") from the SEC for the Fund under which the Fund is permitted to engage in interfund lending. To the extent the Board of Directors authorizes the implementation of an interfund lending facility pursuant to the terms of the Interfund Lending Order, the Fund may engage in interfund lending to meet redemption requests during unusual or stressed market conditions.

REQUESTS IN “GOOD ORDER”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.

•	The Fund name, share class and account number.

•	The amount of the transaction (in dollars or shares).

•	Signatures of all owners exactly as registered on the account (for mail requests).

•	Medallion signature guarantee or Signature Validation Program stamp (if required).

•	Any supporting legal documentation that may be required.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Funds.

The Board of Directors of each Company has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Hartford Funds’ policy is to discourage investors from trading in the Fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, the Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.

It is the policy of the Fund to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Fund, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; and (5) transactions that the Fund, in its discretion, determines are not abusive or harmful.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by the Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Fund is limited in its ability to identify or deter Excessive Traders or other abusive traders. The Hartford Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Fund’s transfer agent is provided individual shareholder level transaction detail on a daily basis, the Fund’s transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Fund’s transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Fund’s transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Fund’s transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Fund’s ability to identify and deter frequent purchases and redemptions of the Fund’s shares through omnibus accounts is limited, and the Fund’s success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Fund’s transfer agent also employs a process for reviewing certain large transactions in the Fund and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Fund’s shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in the Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Hartford Funds reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. Hartford Funds, the Investment Manager, and/or the Fund’s transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.

CERTIFICATED SHARES

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Fund; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

SPECIAL REDEMPTIONS

Although the Fund would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

ABANDONED PROPERTY

It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property if no shareholder initiated activity occurs in the account within the time frame specified by the state law. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws.

To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with the Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at http://www.hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or the Distributor has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

ACCOUNT STATEMENTS AND DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS

You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with the Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Generally, the Fund will mail only one copy of each prospectus, annual report, semi-annual report and proxy statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses. If you hold your account directly with the Fund’s transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of prospectuses, reports and proxy statements will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Fund’s transfer agent. If your account is not held directly with the Fund’s transfer agent, please contact your financial intermediary for more information.

ADDITIONAL INVESTOR SERVICES - CLASS A AND CLASS C SHARES

Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund's transfer agent:

•	Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

•	Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.

•	Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

•	Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

•	Systematic Exchange lets you automatically transfer money from a share class of the Fund to the same share of another Hartford Fund.

Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

The Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

Retirement Plans and Certain Other Accounts – Hartford Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account ("Coverdell Account") through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.

Distribution Arrangements

Hartford Funds Distributors, LLC, a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Fund are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Fund) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.

DISTRIBUTION PLANS – CLASS A, CLASS T, CLASS C, CLASS R3 AND CLASS R4 SHARES

The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of the Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some of which may be paid to select broker-dealers. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares. Under a Plan, the Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.

Class A Plan – Pursuant to the Class A Plan, the Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Class T Plan – Pursuant to the Class T Plan, the Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Class C Plan – Pursuant to the Class C Plan, the Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan – Pursuant to the Class R3 Plan, the Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.

Class R4 Plan – Pursuant to the Class R4 Plan, the Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

The Investment Manager, Distributor and/or their affiliates and the Hartford Funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford Funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford Funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford Funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford Fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford Funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford Funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.

Payments Made From Fund Assets.

•	Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford Funds. The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

•	Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford Funds (“Administrative Fees”). Such payments may be made out of 12b-1, administrative and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford Funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford Funds that are serviced by the Servicing Intermediary, or on a per account basis. The Fund’s SAI includes information regarding Fund expenses and distribution arrangements.

Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Fund to (1) Financial Intermediaries to encourage the sale of Hartford Funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).

•	Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial

Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2016, the Investment Manager and its affiliates incurred approximately $44.1 million in total Additional Payments to Financial Intermediaries.

Additional Payments to Financial Intermediaries, including those listed in the Fund’s SAI, may be used for various purposes and take various forms, including but not limited to:

(1)	Payments for putting the Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

(2)	Payments for including the Hartford Funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;

(3)	“Due diligence” payments for a Financial Intermediary’s examination of Hartford Funds and payments for providing extra employee training and information relating to Hartford Funds;

(4)	“Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

(5)	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

(6)	Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;

(7)	Provision of educational programs, including information and related support materials;

(8)	Provision of computer hardware and software; and

(9)	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2017, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: AIG Advisors Group, Inc. (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; First Citizens Investor Services, Inc.; Frost Brokerage Services, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Invest Financial Corporation; Investment Centers of America; Investment Professionals, Inc.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; National Planning Corporation; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; SII Investments Inc.; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2016 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.

•	Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford Funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2016, the Investment Manager, HASCO and/or their affiliates incurred approximately $9.0 million in total Servicing Payments and these Servicing Payments did not exceed

$2.1 million for any one Servicing Intermediary.

As of January 1, 2017, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; CPI Qualified Plan Consultants, Inc.; Daily Access Corp.; Digital Retirement Solutions; Edward D. Jones & Co; Expert Plan, Inc.; Fidelity; Gold Trust Company; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; Hewitt Associates LLC; ICMA Retirement Corporation; International Clearing Trust Company; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; Valic Retirement Services Company; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

Fund Distributions and Tax Matters

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually. Dividends from net investment income of the Fund are normally declared and paid as follows:

Fund	Declaration and payment frequency of net investment income
Quality Value Fund	Annually

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, the Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of that Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when the Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

TAXABILITY OF DIVIDENDS

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

TAXABILITY OF TRANSACTIONS

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, a shareholder may be able to exchange one class of shares for another class of shares of the same Fund. In general, exchanges of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

ADDITIONAL INFORMATION

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the Internal Revenue Service that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Legal Proceedings

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC ("HFMC"), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

Performance Notes

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table for the Fund.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager. There was no change, however, to the personnel providing services to the Fund.

INDICES:

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Related Composite Performance of the Quality Value Fund

[to be updated]

The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as the sub-adviser to the Fund. Wellington Management’s Quality Value composite consists of all fee paying accounts under discretionary management by Wellington Management in Wellington Management’s Quality Value investment strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. The performance has been adjusted to reflect the operating costs of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing accounts with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the composite net of Class A expenses and the maximum Class A sales charge, the total annual fund operating expenses and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the composite net of Class A expenses but excluding Class A sales charges, only the total annual fund operating expenses payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. The Fund’s expenses are higher than the highest total expenses applicable to any account in the composite.

The accounts that are included in Wellington Management’s Quality Value composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite may have been less favorable had it been regulated as an investment company under the federal securities laws.

The historical performance of Wellington Management’s Quality Value composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of any fund’s future results. Information about the past performance of the Fund appears in this prospectus under the heading “HARTFORD QUALITY VALUE FUND SUMMARY SECTION – PAST PERFORMANCE.” The performance of Wellington Management’s Quality Value composite represents its performance managing accounts with investment objectives, policies and strategies substantially similar to those of the Fund. The Fund’s actual performance may differ significantly from the past performance of the composite. The personnel who managed the accounts that make up the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund.

While the accounts in the composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely affect the fund’s performance.

WELLINGTON MANAGEMENT QUALITY VALUE COMPOSITE PERFORMANCE*

Average Annual Total Returns for the Periods Ended December 31, 2016:

	1 Year	5 Years	10 Years
Composite (Net of Class A expenses and maximum Class A sales charge)	[___]%	[___]%	[___]%
Composite (Net of Class A expenses but excluding Class A sales charges)	[___]%	[___]%	[___]%
Composite (Gross)	[___]%	[___]%	[___]%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	[___]%	[___]%	[___]%

Total Returns for the Periods Ended December 31

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Composite (Net of Class A expenses and maximum Class A sales charge)
Composite (Gross)
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)

*	This is not the performance of the Fund. As of September 30, 2017, the Quality Value composite was composed of [__] accounts, totaling approximately $[____].

Description of Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

Financial Highlights

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years, has been derived from the financial statements audited by [__], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request. The information for the most recent six month period is unaudited. Footnotes are located on the last page of these financial highlights.

[to be updated]

For More Information

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in that Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or period as the case may be), as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.

The Fund makes available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Fund’s web site at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report, if available, for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:
Hartford Funds	(For overnight mail)
P.O. Box 55022	Hartford Funds
Boston, MA 02205-5022	30 Dan Road, Suite 55022
Canton, MA 02021-2809

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Or you may view or obtain these documents from the SEC:

In Person:	By Mail:	On the Internet or by E-Mail:
At the SEC Public Reference Room in Washington, DC. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.	Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520 Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-int.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

Net Asset Value

The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

SEC File Numbers	MFPRO-[__]
The Hartford Mutual Funds II, Inc. 811-00558	[November 1, 2017]

Appendix A

INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS

The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Fund or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change, and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Fund, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.

Front-End Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

A-1

Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts using the same criteria as ROA above, but based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

A-2

Preliminary Statement of Additional Information

dated September 1, 2017

Subject to Completion

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD FUNDS

This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and together, the “Companies”), as described below and as may be amended, restated or supplemented from time to time. Each Company is an open-end management investment company currently consisting of [forty-three] and [thirteen] separate series, respectively. This SAI relates only to the series of the Companies listed below (each a “Fund” and collectively, the “Funds”).

THE HARTFORD MUTUAL FUNDS, INC.

	Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Balanced Fund	ITTAX	ITTLX	HAFCX	ITTIX	ITTRX	ITTSX	ITTTX	-----	IHAYX	ITTFX
The Hartford Balanced Income Fund	HBLAX	HBLLX	HBLCX	HBLIX	HBLRX	HBLSX	HBLTX	HBLVX	HBLYX	HBLFX
The Hartford Capital Appreciation Fund	ITHAX	HCALX	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	ITHVX	HCAYX	HCAFX
The Hartford Checks and Balances Fund	HCKAX	HCKLX	HCKCX	HCKIX	HCKRX	HCKSX	HCKTX	-----	-----	HCKFX
The Hartford Conservative Allocation Fund	HCVAX	HCVLX	HCVCX	HCVIX	HCVRX	HCVSX	HCVTX	-----	-----	HCVFX
Hartford Core Equity Fund	HAIAX	HGILX	HGICX	HGIIX	HGIRX	HGISX	HGITX	HAITX	HGIYX	HGIFX
The Hartford Dividend and Growth Fund	IHGIX	HDGLX	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGVX	HDGYX	HDGFX
Hartford Emerging Markets Equity Fund	HERAX	HERLX	HERCX	HERIX	HERRX	HERSX	HERTX	-----	HERYX	HERFX
The Hartford Emerging Markets Local Debt Fund	HLDAX	HLDLX	HLDCX	HLDIX	HLDRX	HLDSX	HLDTX	-----	HLDYX	HLDFX
Hartford Environmental Opportunities Fund	HEOMX	HEOLX	HEONX	HEOIX	HEORX	HEOSX	HEOTX	HEOVX	HEOYX	HEOFX
The Hartford Equity Income Fund	HQIAX	HQILX	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIVX	HQIYX	HQIFX
The Hartford Floating Rate Fund	HFLAX	HFLLX	HFLCX	HFLIX	HFLRX	HFLSX	HFLTX	-----	HFLYX	HFLFX
The Hartford Floating Rate High Income Fund	HFHAX	HFHLX	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	-----	HFHYX	HFHFX
The Hartford Global All-Asset Fund	HLAAX	HLALX	HLACX	HLAIX	HLARX	HLASX	HLATX	-----	HLAYX	HLAFX
Hartford Global Capital Appreciation Fund	HCTAX	HCTLX	HFCCX	HCTIX	HCTRX	HCTSX	HCTTX	-----	HCTYX	HCTFX
Hartford Global Equity Income Fund	HLEAX	HLELX	HLECX	HLEJX	HLERX	HLESX	HLETX	-----	HLEYX	HLEFX
The Hartford Global Real Asset Fund	HRLAX	HRLLX	HRLCX	HRLIX	HRLRX	HRLSX	HRLTX	-----	HRLYX	HRLFX
The Hartford Growth Allocation Fund	HRAAX	HRALX	HRACX	HRAIX	HRARX	HRASX	HRATX	-----	-----	HRAFX
The Hartford Healthcare Fund	HGHAX	HGHLX	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	-----	HGHYX	HGHFX
The Hartford High Yield Fund	HAHAX	HAHLX	HAHCX	HAHIX	HAHRX	HAHSX	HAHTX	-----	HAHYX	HAHFX
The Hartford Inflation Plus Fund	HIPAX	HIPLX	HIPCX	HIPIX	HIPRX	HIPSX	HIPTX	-----	HIPYX	HIPFX
Hartford International Equity Fund	HDVAX	HDVLX	HDVCX	HDVIX	HDVRX	HDVSX	HDVTX	-----	HDVYX	HDVFX

1

	Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford International Growth Fund	HNCAX	HNCLX	HNCCX	HNCJX	HNCRX	HNCSX	HNCTX	-----	HNCYX	HNCFX
The Hartford International Opportunities Fund	IHOAX	IHOLX	HIOCX	IHOIX	IHORX	IHOSX	IHOTX	IHOVX	HAOYX	IHOFX
The Hartford International Small Company Fund	HNSAX	HNSLX	HNSCX	HNSJX	HNSRX	HNSSX	HNSTX	-----	HNSYX	HNSFX
The Hartford International Value Fund	HILAX	HILLX	HILCX	HILIX	HILRX	HILSX	HILTX	-----	HILYX	HILDX
Hartford Long/Short Global Equity Fund	HLOAX	HLOLX	HLOCX	HLOIX	-----	-----	-----	-----	HLOYX	HLOFX
The Hartford MidCap Fund	HFMCX	HMDLX	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HFMVX	HMDYX	HMDFX
The Hartford MidCap Value Fund	HMVAX	HMVLX	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	-----	HMVYX	HMVFX
Hartford Moderate Allocation Fund	HBAAX	HBALX	HBACX	HBAIX	HBARX	HBASX	HBATX	-----	-----	HBADX
Hartford Multi-Asset Income Fund	HAFAX	HAFLX	HAICX	HAFIX	HAFRX	HAFSX	HAFTX	-----	HAFYX	HAFDX
Hartford Municipal Income Fund	HMKAX	HMKLX	HMKCX	HMKIX	-----	-----	-----	-----	-----	HMKFX
The Hartford Municipal Opportunities Fund	HHMAX	HHMLX	HHMCX	HHMIX	-----	-----	-----	-----	-----	HHMFX
Hartford Municipal Short Duration Fund	HMJAX	HMJLX	HMJCX	HMJIX	-----	-----	-----	-----	-----	HMJFX
The Hartford Quality Bond Fund	HQBAX	HQBLX	HQBCX	HQBIX	HQBRX	HQBSX	HQBTX	-----	HQBYX	HQBFX
Hartford Real Total Return Fund	HABMX	HABTX	HABNX	HABOX	HABFX	HABQX	HABRX	-----	HABPX	HABAX
The Hartford Short Duration Fund	HSDAX	HSDLX	HSDCX	HSDIX	HSDRX	HSDSX	HSDTX	-----	HSDYX	HSDFX
Hartford Small Cap Core Fund	HSMAX	HSMLX	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	-----	HSMYX	HSMFX
The Hartford Small Company Fund	IHSAX	IHSLX	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	IHSVX	HSCYX	IHSFX
The Hartford Strategic Income Fund	HSNAX	HSNLX	HSNCX	HSNIX	HSNRX	HSNSX	HSNTX	HSNVX	HSNYX	HSNFX
The Hartford Total Return Bond Fund	ITBAX	ITBLX	HABCX	ITBIX	ITBRX	ITBUX	ITBTX	ITBVX	HABYX	ITBFX
The Hartford World Bond Fund	HWDAX	HWDLX	HWDCX	HWDIX	HWDRX	HWDSX	HWDTX	HWDVX	HWDYX	HWDFX

THE HARTFORD MUTUAL FUNDS II, INC.

	Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Growth Opportunities Fund	HGOAX	HGOLX	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOVX	HGOYX	HGOFX
The Hartford Municipal Real Return Fund	HTNAX	HTNLX	HTNCX	HTNIX	-----	-----	-----	-----	HTNYX	HTNFX
Hartford Quality Value Fund(1)	HVOAX	HVOLX	HVOCX	HVOIX	HVORX	HVOSX	HVOTX	-----	HVOYX	HVOFX
The Hartford Small Cap Growth Fund	HSLAX	HSLLX	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLVX	HSLYX	HSLFX

(1)	Effective November 1, 2017, the Fund changed its name from The Hartford Value Opportunities Fund to Hartford Quality Value Fund.

Each Fund’s prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s prospectus. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s prospectus and should not be relied upon by investors in such Fund. [The Funds’ audited financial statements as of October 31, 2016 are incorporated into this SAI by reference to the Companies’ Annual Reports to Shareholders.] Hartford Quality Value Fund’s unaudited financial statements as of April 30, 2017 are incorporated into this SAI by reference. A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at www.hartfordfunds.com, upon request by writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1-888-843-7824.

Date of Prospectuses for all Funds except Hartford Quality Value Fund: March 1, 2017, as may be amended, restated or supplemented from time to time

Date of Prospectus for Hartford Quality Value Fund: [November 1, 2017]

Date of Statement of Additional Information: March 1, 2017, [as restated November 1, 2017]

2

3

GENERAL INFORMATION

This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001.

The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. Each Fund offers Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares, except Growth Allocation Fund, Moderate Allocation Fund and Conservative Allocation Fund, Checks and Balances Fund, Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund do not offer Class Y shares. Long/Short Global Equity Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund do not offer Class R3, Class R4, Class R5 or Class R6 shares. Class R6 shares are currently offered by Balanced Income Fund, Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Environmental Opportunities Fund, Equity Income Fund, Growth Opportunities Fund, International Opportunities Fund, MidCap Fund, Strategic Income Fund, Small Company Fund, Small Cap Growth Fund, Total Return Bond Fund and World Bond Fund. Class T shares are currently not available for purchase, unless indicated otherwise in a Fund’s summary prospectus.

Each of Growth Allocation Fund, Moderate Allocation Fund and Conservative Allocation Fund are referred to as the “Asset Allocation Funds.” The Asset Allocation Funds and the Checks and Balances Fund are referred to as “Funds of Funds.” Each Fund of Funds invests in one or more mutual funds and/or exchange traded funds (“ETFs”) managed by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”) and may also invest in the shares of unaffiliated money market funds, unaffiliated exchange traded funds and exchange traded notes (“ETNs”).

Each Fund is offered through a prospectus relating to one or more Funds and their classes. This SAI relates to Class A, T, C, I, R3, R4, R5, R6, Y and F shares. Effective as of the opening of business on September 19, 2017, any remaining Class B shares have converted to Class A shares and Class B shares are no longer offered by any Fund.

Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund. Hartford Funds Distributors, LLC (“HFD”) is the principal underwriter to each Fund. HFMC and HFD are indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control each of HFMC and HFD through the indirect ownership of such entities. In addition, Wellington Management Company LLP (“Wellington Management”) is a sub-adviser to all of the Funds (except the Funds of Funds) and provides the daily investment of the assets for such Funds (the “sub-adviser”).

The date each fund commenced operations is indicated below:

Balanced Fund	July 22, 1996
Balanced Income Fund	July 31, 2006
Capital Appreciation Fund	July 22, 1996
Checks and Balances Fund	May 31, 2007
Conservative Allocation Fund	May 28, 2004
Core Equity Fund	April 30, 1998
Dividend and Growth Fund	July 22, 1996
Emerging Markets Equity Fund	May 31, 2011
Emerging Markets Local Debt Fund	May 31, 2011
Environmental Opportunities Fund	February 29, 2016
Equity Income Fund	August 28, 2003
Floating Rate Fund	April 29, 2005
Floating Rate High Income Fund	September 30, 2011
Global All-Asset Fund	May 28, 2010
Global Capital Appreciation Fund	April 29, 2005
Global Real Asset Fund	May 28, 2010
Global Equity Income Fund	February 29, 2008
Growth Allocation Fund	May 28, 2004
Growth Opportunities Fund	March 31, 1963
Healthcare Fund	May 1, 2000
High Yield Fund	September 30, 1998
Inflation Plus Fund	October 31, 2002
International Equity Fund	June 30, 2008
International Growth Fund	April 30, 2001
International Opportunities Fund	July 22, 1996
International Small Company Fund	April 30, 2001
International Value Fund	May 28, 2010
Long/Short Global Equity Income Fund	August 29, 2014
MidCap Fund	December 31, 1997
MidCap Value Fund	April 30, 2001
Moderate Allocation Fund	May 28, 2004

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Multi-Asset Income Fund	April 30, 2014
Municipal Income Fund	May 29, 2015
Municipal Opportunities Fund	May 31, 2007
Municipal Real Return Fund	June 2, 1986
Municipal Short Duration Fund	May 29, 2015
Quality Bond Fund	November 30, 2012
Quality Value Fund	January 2, 1996
Real Total Return Fund	November 29, 2013
Short Duration Fund	October 31, 2002
Small Cap Core Fund	January 1, 2005
Small Cap Growth Fund	January 4, 1988
Small Company Fund	July 22, 1996
Strategic Income Fund	May 31, 2007
Total Return Bond Fund	July 22, 1996
World Bond Fund	May 31, 2011

HFMC also serves as the investment manager to the series of Hartford Funds Master Fund, Hartford Funds NextShares Trust and to Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., the series of which are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company (“HLIC”) and its affiliates, for other insurance companies, and for certain retirement plans.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

The prospectuses and SAI do not purport to create any contractual obligations between a Company or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the investment manager or other parties who provide services to the Funds.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each Fund are described in each Fund’s prospectus. Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.

A.	FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.

Each Fund:

1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2.

(a)          (except for Environmental Opportunities Fund, Floating Rate High Income Fund, Global Real Asset Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

(b)          each of Environmental Opportunities Fund, Floating Rate High Income Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. With respect to Municipal Opportunities Fund, (i) tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers and (ii) this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

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(c)          Global Real Asset Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry;

(d)          Healthcare Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services;

3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5.

(a)          (except for Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

(b)          each of Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;

6.

(a)          (except for Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI;

(b)          each of Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

In addition, under normal circumstances, Municipal Income Fund, Municipal Real Return Fund, Municipal Opportunities Fund and Municipal Short Duration Fund will each invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Funds of Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a Fund of Funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.

B.	NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors of the respective Company (the “Board”) without shareholder approval.

Each Fund may not:

1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2. Purchase securities on margin except to the extent permitted by applicable law.

3. With the exception of Floating Rate Fund and Floating Rate High Income Fund, purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, borrowing securities in connection with short sales (where permitted in a Fund’s prospectus and SAI), and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5. Invest more than 15% of the Fund’s net assets in illiquid securities.

With respect to the fundamental policy described above of certain Funds to not invest more than 25% of their total assets in certain limited obligation bonds, utility companies, gas, electric, water and telephone companies will be considered separate industries. Also, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this 25% fundamental policy or the 5% diversification requirement of the 1940 Act. Such refunded municipal bonds will, however, be counted for purposes of the policy that Municipal Real Return Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax. Under this policy, “assets” means net assets plus the amount of any borrowings for investment purposes.

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C.	NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

Each Fund must:

1. Maintain its assets so that, at the close of each quarter of its taxable year,

(a)          at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)          no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.

D.	CLASSIFICATION

Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Emerging Markets Local Debt Fund and World Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements set forth in Section C above.

A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E.	ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS

Except with respect to the asset coverage requirements included in the limitation on borrowing set forth in Section A.1 above, if the percentage restrictions on investments described in this SAI and any Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.

The information below is not considered to be part of a Fund’s fundamental policy and is provided for informational purposes only.

With respect to investment restriction 2(a), the 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Funds do not apply this restriction to municipal securities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies.

With respect to investment restriction 5(a), the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. A Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, the current position of the SEC generally limits a Fund’s purchases of illiquid securities to 15% of its net assets.

With respect to investment restriction 6(a), although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, a Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by a Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities does not constitute qualifying income for this purpose. In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, the current SEC staff position would generally limit a Fund’s purchases of illiquid securities to 15% of net assets of the Fund. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates a Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.

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F.	CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus. Because each Fund of Funds invests in one or more of the Underlying Funds, investors in each Fund of Funds will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each Fund of Funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each Fund of Funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Similarly, each Fund of Funds is subject to the same risks as any unaffiliated money market fund, unaffiliated ETFs and ETNs in which it invests in direct proportion to the investment by such Fund of Funds. Set forth below are further descriptions of certain types of investments and investment strategies used by one or more of the Funds. Please see each Fund’s prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.

Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that a Fund’s investment manager or sub-adviser, as applicable, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions. The investment manager or sub-adviser, as applicable, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as the investment manager or sub-adviser, as applicable. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

Each Fund listed below has currently elected to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool as of September 30, 2017.

Registered Funds
Real Total Return Fund
Strategic Income Fund
World Bond Fund
Emerging Markets Local Debt Fund
Global All-Asset Fund
Global Real Asset Fund
Multi-Asset Income Fund
Municipal Real Return Fund
Total Return Bond Fund

Each Fund, other than the Registered Funds listed above, has currently elected not to register with the CFTC as a commodity pool. As a result, each such Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100 percent of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).

Each Fund, including each Registered Fund, may choose to change its election at any time. If a Fund operates subject to CFTC regulation, it may incur additional expenses.

The Board may convert any Fund to a master-feeder structure without shareholder approval and with advance notice to the Fund’s shareholders. Under a master-feeder structure, the Fund (i.e., feeder fund) would seek to achieve its investment objective by, instead of investing in portfolio securities directly, investing all or a portion of its investable assets in another open-end investment management company (i.e., master fund) with substantially the same investment objective, restrictions and policies.

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INVESTMENT RISKS

The tables and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI. For purposes of this section only, the term “Funds” is defined as each of the Funds (except the Funds of Funds as defined earlier) listed on the front cover page. With respect to the Funds of Funds, the term “Funds” refers to each of the Funds of Funds or an Underlying Fund in which the Funds of Funds may invest, as applicable.

	Balanced	Balanced Income	Capital Appreciation	Core Equity	Dividend and Growth	Emerging Markets Equity	Emerging Markets Local Debt	Environmental Opportunities	Equity Income	Floating Rate	Floating Rate High Income	Global All-Asset	Global Capital Appreciation	Global Equity Income	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Asset Allocation Risk	X	X	X							X	X	X	X		X			X	X	X	X
Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Segregation	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk	X	X					X	X				X			X					X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X	X					X	X		X	X	X			X			X		X
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk												X			X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments		X					X	X				X			X					X
Hybrid Instruments	X	X	X				X	X		X	X	X			X			X		X
Credit-Linked Securities		X					X					X			X			X		X
Index Securities and Structured Notes		X					X			X	X	X						X		X
Event Linked Bonds										X	X	X			X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk	X	X	X	X	X	X		X	X			X	X	X				X	X		X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X		X	X			X	X	X	X	X	X	X	X		X
Exchange-Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

9

	Balanced	Balanced Income	Capital Appreciation	Core Equity	Dividend and Growth	Emerging Markets Equity	Emerging Markets Local Debt	Environmental Opportunities	Equity Income	Floating Rate	Floating Rate High Income	Global All-Asset	Global Capital Appreciation	Global Equity Income	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Fund of Funds Structure Risks														X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk			X										X		X	X			X		X
Healthcare-Related Securities Risk	X	X	X	X	X	X			X	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Distressed Securities							X	X		X	X	X						X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk															X		X
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X
Interest Rate Risk	X	X					X	X		X	X	X			X			X		X
Interfund Lending	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities							X					X			X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary												X			X
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations	X	X					X			X	X	X			X			X		X
LIBOR Risk	X	X					X			X	X	X			X			X		X
Floating Rate Loans		X					X			X	X	X			X			X		X
Loan Participations	X	X					X			X	X	X			X			X		X
Senior Loans		X					X			X	X	X			X			X		X
Unsecured Loans Risk		X					X			X	X	X			X			X		X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (MLP) Risk	X	X	X				X			X	X	X	X		X	X		X	X	X
Mid Cap Securities Risk	X	X	X	X	X	X		X	X			X	X	X	X	X	X		X		X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities		X					X					X			X			X		X
Non-Diversification Risk							X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk			X										X			X			X
Private Investments in Public Equity (PIPES)			X										X			X			X
Quantitative Investing Risk				X		X													X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk								X								X

10

	Balanced	Balanced Income	Capital Appreciation	Core Equity	Dividend and Growth	Emerging Markets Equity	Emerging Markets Local Debt	Environmental Opportunities	Equity Income	Floating Rate	Floating Rate High Income	Global All-Asset	Global Capital Appreciation	Global Equity Income	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Utilities Sector Risk								X
Industrials Sector Risk								X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales Risk												X
Small Capitalization Securities	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X		X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities																				X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sustainable and Responsible Investing Risk								X
Taxable Income Risk	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk	X	X					X			X	X	X			X			X		X
Use as Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk	X	X	X		X				X				X	X					X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

11

	International Opportunities	International Small Company	International Value	Long/Short Global Equity	MidCap	MidCap Value	Multi-Asset Income	Municipal Income	Municipal Opportunities	Municipal Real Return	Municipal Short Duration	Quality Bond	Quality Value	Real Total Return	Short Duration	Small Cap Core	Small Cap Growth	Small Company	Strategic Income	Total Return Bond	World Bond
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk							X					X		X	X		X	X	X	X	X
Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Segregation	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk							X	X	X	X	X	X		X	X				X	X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk				X			X	X	X	X	X	X		X	X				X	X	X
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk														X
Convertible Securities	X	X	X	X	X	X	X					X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes							X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments							X	X	X	X	X	X		X	X				X	X	X
Hybrid Instruments							X	X	X	X	X	X		X	X				X	X	X
Credit-Linked Securities							X	X	X	X	X	X		X	X				X	X	X
Index Securities and Structured Notes							X	X	X	X	X	X		X	X				X	X	X
Event Linked Bonds							X	X	X	X	X	X		X					X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk	X	X	X	X	X	X	X					X	X	X			X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X	X						X	X		X	X	X	X	X	X
Exchange-Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk		X															X	X
Healthcare-Related Securities Risk	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X	X
Distressed Securities							X							X				X	X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk

12

	International Opportunities	International Small Company	International Value	Long/Short Global Equity	MidCap	MidCap Value	Multi-Asset Income	Municipal Income	Municipal Opportunities	Municipal Real Return	Municipal Short Duration	Quality Bond	Quality Value	Real Total Return	Short Duration	Small Cap Core	Small Cap Growth	Small Company	Strategic Income	Total Return Bond	World Bond
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk							X	X	X	X	X	X		X	X				X	X	X
Interfund Lending	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities							X	X	X	X	X	X		X	X				X	X	X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary
Investments in Emerging Market Securities	X	X	X	X	X	X	X					X	X	X	X	X	X	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations							X					X		X	X				X	X	X
LIBOR Risk							X					X		X	X				X	X	X
Floating Rate Loans							X					X		X	X				X	X	X
Loan Participations							X					X		X	X				X	X	X
Senior Loans							X					X		X	X				X	X	X
Unsecured Loans Risk							X					X		X	X				X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (MLP) Risk				X			X					X		X	X			X	X	X	X
Mid Cap Securities Risk	X	X	X	X	X	X	X						X	X		X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities							X	X	X	X	X	X		X	X				X	X	X
Non-Diversification Risk																					X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk				X														X
Private Investments in Public Equity (PIPES)				X														X
Regional/Country Focus Risk		X	X
Quantitative Investing Risk				X			X							X		X	X	X	X	X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

13

	International Opportunities	International Small Company	International Value	Long/Short Global Equity	MidCap	MidCap Value	Multi-Asset Income	Municipal Income	Municipal Opportunities	Municipal Real Return	Municipal Short Duration	Quality Bond	Quality Value	Real Total Return	Short Duration	Small Cap Core	Small Cap Growth	Small Company	Strategic Income	Total Return Bond	World Bond
Sector Risk	X				X	X							X			X	X	X
Utilities Sector Risk
Industrials Sector Risk
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales Risk				X
Small Capitalization Securities	X	X	X	X	X	X	X					X	X	X		X	X	X	X		X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities							X	X	X		X	X		X	X				X	X	X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sustainable and Responsible Investing Risk
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk							X	X	X	X	X	X		X	X				X	X	X
Use as Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk		X	X			X							X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

14

	Checks and Balances	Conservative Allocation	Growth Allocation	Moderate Allocation
Active Trading Risk	X	X	X	X
Asset Allocation Risk	X	X	X	X
Asset-Backed Securities	X	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X	X
Asset Segregation	X	X	X	X
Bond Forwards Risk	X	X	X	X
Borrowing	X	X	X	X
Call Risk	X	X	X	X
Commodities Regulatory Risk	X	X	X	X
Commodities Related Investments Risk		X	X	X
Convertible Securities	X	X	X	X
Counterparty Risk	X	X	X	X
Credit Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Depositary Receipts	X	X	X	X
Derivative Instruments	X	X	X	X
Options Contracts	X	X	X	X
Equity Linked Notes		X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X
Inflation-Linked Instruments	X	X	X	X
Hybrid Instruments	X	X	X	X
Credit-Linked Securities	X	X	X	X
Index Securities and Structured Notes	X	X	X	X
Event Linked Bonds	X	X	X	X
Foreign Currency Transactions	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X
Dividend Paying Security Investment Risk	X	X	X	X
Dollar Rolls	X	X	X	X
Equity Risk	X	X	X	X
Exchange-Traded Funds (ETFs)	X	X	X	X
Exchange-Traded Notes (ETNs)	X	X	X	X
Event Risk	X	X	X	X
Fixed Income Securities	X	X	X	X
Foreign Investments	X	X	X	X
Fund of Funds Structure Risks	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X
Growth Investing Style Risk	X	X	X	X
Healthcare-Related Securities Risk	X	X	X	X
High Yield Securities (“Junk Bonds”)	X	X	X	X
Distressed Securities	X	X	X	X
Illiquid Investments	X	X	X	X
Industry Concentration Risk		X	X	X
Inflation Protected Debt Securities	X	X	X	X
Initial Public Offerings	X	X	X	X
Interest Rate Risk	X	X	X	X
Interfund Lending	X	X	X	X
Inverse Floating Rate Securities	X	X	X	X
Investment Grade Securities	X	X	X	X
Investment Strategy Risk	X	X	X	X
Investments in a Subsidiary		X	X	X
Investments in Emerging Market Securities	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X
Lending Portfolio Securities	X	X	X	X
Liquidation of Funds	X	X	X	X
Loans and Loan Participations	X	X	X	X
LIBOR Risk	X	X	X	X
Floating Rate Loans	X	X	X	X
Loan Participations	X	X	X	X
Senior Loans	X	X	X	X
Unsecured Loans Risk	X	X	X	X
Market Risk	X	X	X	X
Master Limited Partnership (MLP) Risk	X	X	X	X
Mid Cap Securities Risk	X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X
Mortgage-Related Securities	X	X	X	X
Municipal Securities	X	X	X	X

15

	Checks and Balances	Conservative Allocation	Growth Allocation	Moderate Allocation
New Fund Risk		X	X	X
Non-Diversification Risk		X	X	X
Operational Risks	X	X	X	X
Other Capital Securities	X	X	X	X
Other Investment Companies	X	X	X	X
Preferred Stock Risk	X	X	X	X
Private Placement Risk	X	X	X	X
Private Investments in Public Equity (PIPES)	X	X	X	X
Quantitative Investing Risk	X	X	X	X
Real Estate Related Securities Risks	X	X	X	X
Fixed Income Market Events	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X
Restricted Securities	X	X	X	X
Sector Risk		X	X	X
Utilities Sector Risk		X	X	X
Industrials Sector Risk		X	X	X
Securities Trusts	X	X	X	X
Short Sales Risk		X	X	X
Small Capitalization Securities	X	X	X	X
Sovereign Debt	X	X	X	X
Stripped Securities	X	X	X	X
Structured Securities	X	X	X	X
Sustainable and Responsible Investing Risk	X	X	X	X
Taxable Income Risk	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X
Short Sales of TBA Securities Risk	X	X	X	X
Use as Underlying Fund Risk
U.S. Government Securities Risk	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X
Value Investing Style Risk	X	X	X	X
Volatility Risk	X	X	X	X
Warrants and Rights Risk	X	X	X	X
Zero Coupon Securities	X	X	X	X

16

ACTIVE TRADING RISK. Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

ASSET ALLOCATION RISK. A Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying investments. Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and investments does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of each Fund’s investments.

Collateralized Debt Obligations (CDOs). A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

17

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid securities and subject to a Fund’s restrictions on investments in illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

ASSET Segregation. To the extent required by the SEC guidelines, if a Fund engages in transactions that expose it to an obligation to another party, the Fund will either (i) hold an offsetting position for the same type of financial asset or (ii) maintain cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered pursuant to clause (i). Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the Fund’s ability to meet shareholder redemption requests or other current obligations. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

BOND FORWARDS RISK. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of the any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (as described in “Asset Segregation” above), or otherwise “cover” its position in bond forwards in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

BORROWING. Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

CALL RISK. Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. Issuers may call outstanding securities prior to their maturity due to a decline in interest rates, a change in credit spreads or changes to or improvements in the issuer’s credit quality. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest the money it receives in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower the Fund’s income, yield and its distributions to shareholders.

Commodities Regulatory Risk. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest in commodity-linked derivatives. In addition, the Internal Revenue Service (the “IRS”) has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations that invest in commodity-linked derivative instruments. See “Investments in a Subsidiary” below.

18

COMMODITIES RELATED INVESTMENTS RISK. Investment in commodity related securities or commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities.  The commodities markets have experienced periods of extreme volatility. Volatility in the commodities markets may result in rapid and substantial changes (positive or negative) in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, lack of liquidity, and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as participation in the commodities markets of speculators as well as commodity index volatility generally.  The value of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and are subject to temporary distortions and other disruptions due to, among other factors, the participation of speculators.  The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of changes in the commodities markets cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle to a greater extent than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONVERTIBLE SECURITIES. The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls. Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).

Contingent Convertibles. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•	Loss absorption risk. CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

19

Synthetic Convertibles. Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

COUNTERPARTY Risk. With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. The Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

CREDIT RISK. Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, in recent years the long-term U.S. credit rating was downgraded by at least one major rating agency as a result of disagreements with the U.S. Government over raising the debt ceiling to repay outstanding obligations and this event has introduced greater uncertainty about the future ability of the U.S. to repay its obligations due to political or other developments. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

Cybersecurity Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the investment manager, the sub-adviser, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Funds, the investment manager, the sub-adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The investment manager, the sub-adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the investment manager, the sub-adviser, or their affiliates controls the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs). Certain Funds may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars. EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies. The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted. A Fund may also invest in depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.

20

Certain Funds may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments” below.

DERIVATIVE INSTRUMENTS

Certain Funds may use instruments called derivatives or derivative securities. Although each Fund of Funds primarily invests in Underlying Funds, each Fund of Funds may invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund of Funds could buy, or for other investment purposes. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract. See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.

Certain Funds may use derivatives for cash flow management or, as part of their overall investment strategies, to seek to replicate the performance of a particular index or to enhance returns. The use of derivatives to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging Risk. Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective. No Fund is required to engage in hedging transactions, and each Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

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The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. A Fund’s success in employing derivatives strategies may depend on the sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate. If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.

Options Contracts

An options contract, or an “option,” is a type of derivative. An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time. The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial. The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments. Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts. A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index). Certain Funds may also enter into options on foreign currencies. As with futures and swaps (discussed below), the success of any strategy involving options depends on the sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all. A Fund may only write “covered” options. The sections below describe certain types of options and related techniques that the Funds may use.

Call Options. A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time. A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument. If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option. Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

Certain Funds are also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date. In order for a call option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument. In writing a call option, however, the Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund. Also, the Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options. A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time. A Fund would typically purchase a put option in anticipation of a decline in market values of securities. This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

Each Fund is also permitted to write covered put options on the securities or instruments in which it may invest. In order for a put option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

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A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument. However, as writer of the put and in return for the option premium, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase. Because the purchaser may exercise its right under the option contract at any time during the option period, the Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles. Certain Funds may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values. Certain Funds are also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument. A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices. Certain Funds are permitted to invest in options on any index made up of securities or other instruments in which a Fund itself may invest. Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference. As with other written options, all index options written by a Fund must be covered.

Risks Associated with Options. There are several risks associated with options transactions. For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets. Such imperfect correlation could then cause a given transaction to fail to achieve its objectives. Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange. There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments. Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons: (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist. However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert. As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions. Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded. To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks. Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options. See “Additional Risk Factors and Considerations of OTC Transactions” below.

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The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends on the sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices. The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised. As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Equity Linked Notes

Investments in Equity Linked Notes (“ELNs”) often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment. See also “Foreign Investments – Linked Notes” below.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time. The Funds are generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract. Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction. The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract. Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”). If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date. As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract. In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss. While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts. A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time. The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

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Risks Associated with Futures and Futures Options. The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations. Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Additional Considerations of Commodity Futures Contracts. In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument. Swap agreements are entered into for periods ranging from a few weeks to more than one year. In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed. The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index. The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments. A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio. If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap. A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors. In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. A Fund may also enter into options on swap agreements (“swaptions”). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The sections below describe certain swap arrangements and related techniques that the Funds may use.

Interest Rate Swaps, Caps, Floors and Collars. An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa). For example, a $10 million LIBOR swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

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Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes. Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations. Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes. In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

A Fund may also purchase or sell interest rate caps or floors. In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level. In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level. An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps. A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee. As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap. However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee. Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals. As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. See “LIBOR Risk” below.

Currency Swaps. A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule. The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both). Funds may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities. However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates. In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs. In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument. The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Credit default swaps typically last between six months and three years, provided that no credit event occurs. Credit default swaps may be physically settled or cash settled.

A Fund may be either the protection buyer or the protection seller in a CDS. A Fund generally will not buy protection on issuers that are not currently held by that particular Fund. However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap. If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS). However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value. If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer. However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

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A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world. The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets. CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments). The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments. A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements. In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments). Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument. For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index. Inflation swaps are generally used to transfer inflation risk. See “Inflation-Linked Instruments” herein.

Swaptions. A Fund may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Risks Associated with Swaps and Swaptions. Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If the sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Also, certain restrictions imposed by the Code may limit the Fund’s ability to use swap agreements.

If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the sub-adviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased. Investing in swaps and related techniques involves the risks associated with investments in derivative instruments. Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations in OTC Transactions” below.

Inflation-Linked Instruments

Certain Funds are permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure. Inflation – a general rise in the prices of goods and services – is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the U.K. Office for National Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index. Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps. A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement. CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI. A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

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Other types of inflation derivatives include inflation options and futures. There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services. Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally. See “Risk Factors in Derivative Instruments” herein. The market for inflation-linked instruments is still developing. The sub-adviser reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

Hybrid Instruments

A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative. For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. This is a hybrid instrument combining a bond with an option on oil.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with traditional investments with similar characteristics. Hybrid instruments are potentially more volatile than traditional investments and, depending on the structure of the particular hybrid, may expose the Fund to additional leverage and liquidity risks. Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids. Described below are certain hybrid instruments the Funds may use in seeking to achieve their investment objectives. The sub-adviser reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities. Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term. However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.

Indexed Securities and Structured Notes. Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index). Structured notes are debt indexed securities. Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments. The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital. These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator. Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.

Event-Linked Bonds. Certain Funds may invest in “event-linked bonds” (or “catastrophe bonds”). The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risks inherent in derivative transactions. See “Derivative Instruments – Risk Factors in Derivative Instruments” below.

Foreign Currency Transactions

All Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. The Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.

Forward Currency Contracts. Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund will record a realized gain or loss when the forward is closed. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

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A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

In a “position hedge,” the Fund uses a forward to hedge against a decline in the value of existing investments denominated in foreign currency. For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, the Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The Funds may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Forward Rate Agreements. Certain Funds may also enter into forward rate agreements. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable. These instruments are traded in the OTC market. These transactions involve risks, including counterparty risk. See “Risk Factors in Derivative Instruments” below.

Currency Swaps, Options and Futures. In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. See “Swap Agreements and Swaptions – Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions.

It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as a result of its hedging transactions. It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

A Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. Please see “Foreign Investments” below.

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Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in a Fund’s income.

Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

Tax Risk—The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

Short Position Risk- A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss

The potential loss on derivative instruments may be substantial relative to the initial investment therein. A Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk. This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted. The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists). There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

DIVIDEND PAYING SECURITY INVESTMENT RISK. Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends. A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.

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DOLLAR ROLLS. In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund’s assets that are subject to market risk to an amount that is greater than such Fund’s net asset value, which could result in increased volatility of the price of such Fund’s shares. Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

EXCHANGE-TRADED FUNDS (ETFs). ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE MKT LLC and the New York Stock Exchange) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed. An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF’s shares may not develop or be maintained. Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.

Generally, a Fund, other than a Fund of Funds with respect to the Underlying Funds, will not purchase securities of an investment company (which would include an ETF) if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The Funds and the Funds of Funds may rely on these exemptive orders to invest in ETFs.

EXCHANGE-TRADED NOTES (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index. Each Fund of Funds may directly invest in ETNs.

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EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME SECURITIES. Certain Funds are permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS

Certain Funds may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Recent geopolitical events in the European Union (particularly in Greece) and in China may disrupt securities markets and adversely affect global economies and markets. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries.

A default or debt restructuring by any European country, including Greece, would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries.  If Greece or any other member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses.  In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.

Certain European countries in which a Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets.  These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

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Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes. A Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities” below.

FUND OF FUNDS STRUCTURE RISKS. Each Fund of Funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund of Funds allocates to each Underlying Fund. An investor in a fund that employs a Fund of Funds structure indirectly bears fees and expenses charged by the Underlying Funds in addition to the fund’s direct fees and expenses. The Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions from an Underlying Fund to an investor in that Underlying Fund. Reallocating the assets of a Fund of Funds will subject such Fund of Funds to higher portfolio turnover. As a result of the reallocation, such Fund of Funds may indirectly incur higher transaction costs. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. Similarly, each Fund of Funds is subject to similar risks as those mentioned above with respect to any unaffiliated money market fund in which that Fund of Funds invests. The risks of the underlying equity funds include risks specific to their strategies, such as small-cap securities risk, value or growth investing style risk and foreign investments risk, among others, as well as risks related to the equity markets in general. The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk. Also, management of Funds of Funds entails potential conflicts of interest because the Funds of Funds invest in affiliated Underlying Funds. Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the investment adviser or sub-adviser, as applicable, may therefore have an incentive to allocate more of a fund of fund’s assets to the more profitable Underlying Funds. With respect to Checks and Balances Fund, the investment allocation limitations make the Checks and Balances Fund less flexible in its investment strategies than other Funds of Funds.

Each Fund of Funds may invest in derivatives and other instruments that are not “securities” within the meaning of the 1940 Act pursuant to an exemptive order issued by the SEC.

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Government Intervention in Financial Markets. During the 2008 global financial crisis, instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may in the future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date. This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HFMC and the sub-adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

GROWTH INVESTING STYLE RISK. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. The price of a growth company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

HEALTHCARE-RELATED SECURITIES RISK. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. For example, the Patient Protection and Affordable Care Act was enacted in 2010 and the long-term impact of this legislation or of other healthcare-related proposals that might be proposed or enacted in the future on healthcare-related companies cannot be accurately predicted.

HIGH YIELD INVESTMENTS (“JUNK BONDS”). Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard and Poor’s Corporation (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”), as well as any security or loan that is unrated but determined by the sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be. Each rating category has within it different gradations or sub-categories. For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”. Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds are also subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures. If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income. Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions. Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes. Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a junk bond does not necessarily take into account its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares. If a security or bank loan is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

Distressed Securities. A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale, and sales may be possible only at substantial discounts. Distressed securities and any securities received in exchange for such securities may also be difficult to value and/or liquidate.

ILLIQUID INVESTMENTS. Illiquid investments are investments that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of a Fund’s net asset value. A Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter (“OTC”) securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors (the “Boards”). These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect a Fund’s net asset value.

Under interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which a Fund may invest that are not readily marketable.

In October 2016, the SEC adopted new regulations that may limit a Fund’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect a Fund’s performance and ability to pursue its investment objective when the regulations are expected to take effect on December 1, 2018.

INDUSTRY CONCENTRATION RISK. Because a Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.

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INFLATION PROTECTED DEBT SECURITIES. Certain Funds may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease.

Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity. Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities. Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. Other inflation related securities, such as CIPS, may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS. The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO. Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.

INTEREST RATE RISK. Interest rate risk is the possibility an investment may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Falling interest rates may also lead to a decline in a Fund’s income. Interest rates in the United States have recently been at, or near, historic lows. This may increase a Fund’s exposure to risks associated with rising rates, which may be particularly relevant for a Fund under current economic conditions, especially if the Federal Reserve Board continues its policy of tapering quantitative easing. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

INTERFUND LENDING PROGRAM. The Hartford Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. A Fund may participate in the interfund lending program only to the extent that such participation is consistent with the Fund’s investment objectives, restrictions, policies, and limitations.

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The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating Funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements. Interfund loans and borrowings have a maximum duration of seven days, and loans may be called on one business day’s notice. If a Fund has outstanding bank borrowings, any interfund loan to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the interfund loan (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the interfund lending program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an interfund loan under the interfund lending program exceed 10% of its total assets, the Fund may borrow through the interfund lending program on a secured basis only. A Fund may not borrow under the interfund lending program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

No Fund may lend to another Fund through the interfund lending program if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. A Fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets.

Funds participating in the interfund lending program are subject to certain risks. A Fund borrowing through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

INVERSE FLOATING RATE SECURITIES. Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate. Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes. Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating). A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.

Certain Funds may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third-parties. This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond. If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond. The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates. In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction. The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.

Inverse floating rate securities are subject to the risks inherent in derivative instruments. See “Derivative Instruments” herein.

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INVESTMENT GRADE SECURITIES. Certain Funds are permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s, “AAA”, “AA”, “A” or “BBB” by S&P or “AAA”, “AA”, “A” or “BBB” by Fitch) (or, if unrated, securities of comparable quality as determined by the sub-adviser) (see Appendix A to this SAI for a description of applicable securities ratings). These investments are generally referred to as “investment grade investments.” Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by the sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENT STRATEGY RISK. Investment strategy risk is the risk that, if the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money. There is no guarantee that a Fund’s investment objective will be achieved.

Investments in a Subsidiary. Certain Funds may invest in the shares of a wholly owned and controlled subsidiary organized in the Cayman Islands that invests primarily in commodity-related instruments (each, a “Subsidiary”). Investments in a Subsidiary are expected to provide each Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below. Each Subsidiary is advised by HFMC, sub-advised by Wellington Management and managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Funds. However, unlike the Funds, each Subsidiary may be concentrated in one or more commodities and is not subject to diversification requirements. Further, each Subsidiary (unlike the Funds) may invest without limitation in commodity-related instruments, including commodity-related futures, swaps and other derivative instruments, to enhance return, to hedge against fluctuations in commodity prices or as a substitute for the purchase or sale of commodities. Commodity-related futures, swaps and other derivative instruments have many of the same risks as other derivative instruments. See “Derivative Instruments” above.

Each Subsidiary is overseen by its own board of directors, which is comprised of officers of the Companies. Each Fund is the sole shareholder of its corresponding Subsidiary, and shares of that Subsidiary will not be sold or offered to other investors. The Funds will likely invest primarily through the Subsidiaries to gain exposure to the commodity-related instruments in which the Subsidiaries invest, but the Funds also may invest directly in commodity-related instruments.

The financial statements of each Subsidiary will be consolidated with the financial statements of its corresponding Fund in that Fund’s Annual and Semi-Annual Reports. Each Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of a Fund’s Annual Report are provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in the applicable Fund’s prospectus or this SAI, are not subject to the investor protection mechanisms or oversight regime of the 1940 Act. However, because each Fund wholly owns and controls its Subsidiary, and the Funds and Subsidiaries are both managed by HFMC, it is unlikely that a Subsidiary will take action contrary to the interests of a Fund and its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund. In particular, there is a risk that the IRS could determine that the income a Fund receives from the Subsidiary is not "qualifying income" for tax purposes, which could affect the Fund’s qualification as a regulated investment company. Currently, the Cayman Islands does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax, on the Subsidiary. If a Fund fails to qualify as a regulated investment company or Cayman Islands law changes such that the subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

A Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in such stock, securities or currencies or certain types of publicly traded partnerships (collectively referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indices, commodity-linked notes and fixed income securities would constitute qualifying income. Each affected Fund has received a private letter ruling from the IRS confirming that income derived from the Fund’s investment in its Subsidiary will constitute qualifying income to the Fund. However, the IRS suspended the issuance of similar private letter rulings in 2011 and that suspension remains in effect. The IRS recently issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to its Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The tax treatment of a Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

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Each Subsidiary generally will not be subject to U.S. federal income tax. Each Subsidiary will, however, be considered a controlled foreign corporation, and each Fund that invests in a Subsidiary will be required to include as annual income amounts earned by its Subsidiary during the applicable year. Furthermore, each such Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not its Subsidiary actually makes a distribution to the Fund during the taxable year.

INVESTMENTS IN EMERGING MARKET SECURITIES. Certain Funds may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Unless otherwise stated in a Fund’s investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) a Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts. A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.

In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

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The Emerging Markets Local Debt Fund may invest in Sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Funds intend to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions, could also impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

LARGE SHAREHOLDER TRANSACTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large numbers of shares of the Fund. These shareholders (or a single shareholder) may redeem or purchase shares of the Funds in large amounts unexpectedly or rapidly, including as a result of an asset allocation decision made by a Fund’s investment manager or sub-adviser. Such transactions could adversely affect the ability of a Fund to conduct its investment program. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

LENDING PORTFOLIO SECURITIES. Subject to its investment restrictions set forth under “Investment Objectives and Policies”, and subject to the Board’s approval, each Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the Board. The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities.

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A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities. The Board has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the Fund’s investment) under which a Fund security should be restricted from lending (or recalled from lending) so that its proxies can be voted. The Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan. For more information about proxy voting policies and instances in which a Fund’s sub-adviser may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF FUNDS. The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event for shareholders who do not hold their shares in a tax deferred account and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.

LOANS AND LOAN PARTICIPATIONS. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.

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Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

Floating Rate Loans. Certain Funds may invest in interests in floating rate loans (often referred to as “floaters”). Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss and can hinder a Fund’s ability to meet redemption requests.

Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the investment manager and/or sub-adviser considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. The sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

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Market Risks. Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets. Other economic factors (such as a large downward movement in security prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each Fund is also subject to income risk, which is the potential for a decline in a Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and the recent rise of the militant group known as the Islamic State of Iraq and Syria, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities. The Funds cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information. A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk. To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available. Any such legislation or regulation could also depress the market values of floating rate loans. Loan interests may not be considered “securities,” and purchasers, such as a Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loan Participations. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Senior Loans. Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer. Senior debt has greater seniority in the issuer’s capital structure than subordinated debt. In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs. Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Funds invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include the invalidation of senior loans.

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If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which a Fund may invest may be rated below investment grade. The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities ( which are typically fixed rate).

Unsecured Loans. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a senior loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.

This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit a Fund's ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.

MARKET RISK. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner.

Master Limited Partnership (MLP) Risk. Equity securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments (‘Junk Bonds’)” above. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, the Fund’s after-tax return from its MLP investment would be materially reduced.

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MID CAP SECURITIES RISK. Mid capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund and each Fund of Funds may hold cash and invest in money market instruments at any time. Each Fund and each Fund of Funds may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when HFMC or a Fund’s sub-adviser subject to the overall supervision of HFMC, as applicable, deems it appropriate. Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. Each Fund may also invest in registered money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which permit the potential imposition of liquidity fees and redemption gates under certain circumstances.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which certain Funds may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others. The Funds may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties. Mortgage-related securities are subject to certain specific risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid. The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations (which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”)). A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class. CMOs may be issued by U.S. or non-U.S. issuers. CMOs involve special risks, and evaluating them requires special knowledge.

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CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect the Fund’s portfolio in different, and possibly negative, ways. Market changes may also result in increased volatility in market values and reduced liquidity. CMOs may lack a readily available secondary market and be difficult to sell at the price at which a Fund values them.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes. These securities are frequently referred to as “mortgage derivatives” and may be sensitive to changing interest rates. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile. If the Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. The Funds may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk” below. To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Issuers of certain CMOs may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

MUNICIPAL SECURITIES. Municipal securities primarily include debt obligations of the states and their agencies, universities, boards, authorities and political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions), which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses. Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A of this SAI). The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  However, the ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

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Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility of future legislative changes that could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

In addition to these risks, investment in municipal securities is also subject to:

General Obligation Bonds Risk – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue (or Limited Obligation) Bonds Risk – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risk – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risk – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Bankruptcy Risk – The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. For Funds that may hold securities that are affected by a city's bankruptcy filing, a Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.

Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments) it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Tax-Exempt Status Risk - Municipal securities are subject to the risk that the IRS may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

Investment in Bonds Issued by Puerto Rico. As with state municipal securities, events in any of the territories, such as Puerto Rico, where a Fund may invest may affect the Fund’s investments and its performance. Certain municipal issuers in Puerto Rico have experienced and continue to experience significant financial difficulties. In February 2014, credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. As of February 4, 2014, S&P rated Puerto Rico’s general obligation debt at BB+, with a negative outlook. As of February 7, 2014, Moody’s rated the island’s general obligation debt Ba2 with a negative outlook and Fitch rated the commonwealth at BB with a negative outlook as of February 11, 2014. Holdings rated below investment grade may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities. The February 2014 downgrades and any further downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.

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For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security. If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer. Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening. If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund's books. An imbalance in supply and demand in the municipal market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.

NEW FUND RISK. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

NON-DIVERSIFICATION RISK. Certain Funds are non-diversified, which means they are permitted to invest a greater portion of their assets in a smaller number of issuers than a “diversified” fund. Thus, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

OPERATIONAL RISKS. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cyber security breaches.

OTHER CAPITAL SECURITIES. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

OTHER INVESTMENT COMPANIES. Certain Funds are permitted to invest in other Hartford Funds and/or investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs. The Funds of Funds are permitted to invest in one or more other Hartford Funds (the Underlying Funds) and/or unaffiliated money market funds and ETFs as part of their principal investment strategies. Securities in certain countries are currently accessible to the Funds only through such investments. Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by the Funds of a portion of the expenses, including advisory fees, of such other investment companies. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies or ETFs to meet their investment objective.

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These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. Generally, a Fund, other than a Fund of Funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.

PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

PRIVATE PLACEMENT RISK. Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.

Some privately placed companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular company will be successful or that its business will succeed. In addition, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933 (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

QUANTITATIVE INVESTING RISK. Certain Funds may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio. The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third-parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).  The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.

REAL ESTATE RELATED SECURITIES RISKS. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

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In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code. Investing in REITs involves certain risks.  REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses. REITS are also subject to interest rate risks.

FIXED INCOME MARKET EVENTS. The fixed income markets have experienced a period of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default. Domestic and international equity markets have also been experiencing heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline. These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased shareholder redemptions.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through the end of 2012. In 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind-down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event that the FHFA exercised either of these powers granted to it under the Reform Act. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

In addition, following the recent global financial crisis, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities.

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REGIONAL/COUNTRY FOCUS RISK: To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

RESTRICTED SECURITIES. A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security. A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). “Rule 144A” securities (or equivalent securities issued pursuant to Regulation S of the Securities Act) are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.

Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See also “Private Placement Risk” above.

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SECTOR RISK. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.

Utilities Sector Risk. A Fund's performance may be closely tied to the performance of utilities issuers and, as a result, may be more volatile than the performance of more broadly diversified funds. The prices of securities in the utilities sector can be volatile and can be impacted significantly by supply and demand for services or fuel, financing costs, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit such companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their potential.

Industrials Sector Risk. A Fund's performance may be closely tied to the performance of industrials issuers and, as a result, may be more volatile than the performance of more broadly diversified funds. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

SECURITIES TRUSTS. Certain Funds may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

SHORT SALES RISK. Certain Funds may make short sales of securities, either as a hedge against potential declines in the value of a security or to realize appreciation when a security the Fund does not own declines in value. When a Fund engages in a short sale it sells a security it does not own at the then-current market price and then borrows the security (typically from a broker or other institution)to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender (that is, it “covers” the short sale). While the Fund is borrowing the security, it will generally pay a fee to the lending broker and reimburse the broker for any dividends or other income paid on the security. Short sales, therefore, involve the risk that the Fund will incur a loss if it must buy a security at a higher price than the price at which the Fund sold the security short. A Fund may not always be able to borrow the security at a particular time or at an acceptable price, which may make it difficult or impossible for the Fund to effect its investment strategy.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As such, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund would realize a gain on a short sale if the security declines in price between the date of the short sale and the date the Fund replaces the security. Further, the amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay to the lender in connection with the short sale. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and thus, could be unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Until a Fund replaces a security sold short, it is required to maintain a segregated account of cash or liquid assets to cover its short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. The Fund must also maintain sufficient liquid assets (less any additional collateral held by the broker/lender) to cover the short sale obligation. This may limit the Fund's investment flexibility and its ability to meet redemption requests or other current obligations.

A Fund may take a short position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a long position in the same security, or take a long position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a short position in the same security. In addition, a Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an ETF that includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the NYSE MKT LLC and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by a Fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a particular Fund.

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Certain regulators in various countries throughout the world, including the United States, may from time to time impose limits or prohibitions on short sales of certain companies (e.g., financial institutions). These prohibitions, which may be temporary, could inhibit the ability of a Fund to sell securities short as part of its investment strategy.

A Fund employs a form of leverage when it invests the proceeds it receives from selling securities short. The use of leverage may increase a Fund’s exposure to the equity investments in its portfolio and magnify any change (positive or negative) in the Fund’s net asset value, which could increase the volatility of the Fund’s returns. A Fund’s use of leverage may not be successful and could cause the Fund to underperform the market or other funds. The Long/Short Global Equity Fund and Global All-Asset Fund may use short sales for “hedging” purposes, that is, to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the short sale outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the short sale will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment or that its leveraging strategy will be successful, and the use of short sales may result in the underperformance of the Fund relative to broad market indices.

SMALL CAPITALIZATION SECURITIES. Certain Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.

SOVEREIGN DEBT. In addition to the risks associated with investment in debt securities and foreign securities generally, investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, or otherwise meet its obligations, in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Further, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In addition, the financial markets have recently seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal. This has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending.

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A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. See also “Foreign Investments” above.

STRIPPED SECURITIES RISK. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. The market for stripped securities may be limited, making it difficult for a Fund to sell its holdings at an acceptable price.

STRUCTURED SECURITIES. Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments.  Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

SUSTAINABLE AND RESPONSIBLE INVESTING RISK. The application of a Fund’s sustainability and environmentally responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. Certain investments in the sustainable energy solutions industry may be dependent on significantly affected by developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These investments may also be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments. A Fund’s exclusion of investments in companies with significant fossil fuel exposure, in particular, may adversely affect the Fund’s relative performance at times when such investments are performing well.

TAXABLE INCOME RISK. Taxable income risk is the risk that a Fund that seeks to provide investors with tax-exempt income may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.

TO BE ANNOUNCED (TBA) TRANSACTIONS RISK. TBA investments include when-issued and delayed delivery securities and forward commitments. A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. A Fund may sell the securities before the settlement date if the sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. A Fund may purchase or sell undrawn or delayed draw loans.

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Short Sales of TBA Investments Risk. Certain Funds may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own. Although most TBA short sales transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.

USE AS UNDERLYING FUND RISK. A Fund may be an Underlying Fund of a mutual fund that pursues its investment goal by investing primarily in other mutual funds (“Fund of Funds structure”). A Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from the Underlying Fund for investments you make directly in the Underlying Fund. An Underlying Fund may experience relatively large redemptions or investments as the fund that uses a Fund of Funds structure periodically reallocates or rebalances its assets. These transactions may cause the Underlying Fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. GOVERNMENT SECURITIES RISK. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Treasury Inflation-Protection Securities. Treasury inflation-protection securities ("TIPS") are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury securities are generally considered to have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

VALUE INVESTING STYLE RISK. Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.

VOLATILITY RISK. Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.

ZERO COUPON SECURITIES. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

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PORTFOLIO TURNOVER.

During the fiscal years ended October 31, 2016 and October 31, 2015, the portfolio turnover rate for each Fund was as follows:

Fund	Portfolio Turnover 10/31/16	Portfolio Turnover 10/31/15
Balanced Fund	26%	22%
Balanced Income Fund	36%	39%
Capital Appreciation Fund	88%	79%
Checks and Balances Fund	8%	7%
Conservative Allocation Fund[1]	80%	15%
Core Equity Fund	29%	33%
Dividend and Growth Fund	22%	23%
Emerging Markets Equity Fund[2]	97%	151%
Emerging Markets Local Debt Fund[3]	187%	122%
Environmental Opportunities Fund	25%[4]	N/A
Equity Income Fund	14%	20%
Floating Rate Fund	40%	30%
Floating Rate High Income Fund	75%	55%
Global All-Asset Fund	95%	63%
Global Capital Appreciation Fund	100%	93%
Global Equity Income Fund	28%	19%
Global Real Asset Fund	115%	134%
Growth Allocation Fund[1]	98%	14%
Growth Opportunities Fund	117%	93%
Healthcare Fund	35%	39%
High Yield Fund	47%	40%
Inflation Plus Fund[5]	70%	155%
International Equity Fund	95%	125%
International Growth Fund	89%	121%
International Opportunities Fund	82%	78%
International Small Company Fund	43%	55%
International Value Fund	32%	23%
Long/Short Global Equity Fund	399%	413%
MidCap Fund	31%	29%
MidCap Value Fund	56%	33%
Moderate Allocation Fund[1]	81%	16%
Multi-Asset Income Fund	80%	86%
Municipal Income Fund	13%	21%[6]
Municipal Opportunities Fund	22%	21%
Municipal Real Return Fund	21%	26%
Municipal Short Duration Fund	12%	6%[6]
Quality Bond Fund[7]	84%	20%
Quality Value Fund	41%	55%
Real Total Return Fund[8]	239%	176%
Short Duration Fund	41%	31%
Small Cap Core Fund	94%	112%
Small Cap Growth Fund	45%	70%
Small Company Fund	81%	96%
Strategic Income Fund	55%	66%
Total Return Bond Fund	41%	57%
World Bond Fund	122%	99%

1 The portfolio turnover rate for the Fund is significantly higher in 2016 than 2015 due to rebalancing driven by a change in the Fund’s benchmark and investment strategy that occurred on December 1, 2015.

2 The portfolio turnover rate for the Fund is significantly lower in 2016 than 2015 due to a change in strategy in 2015.

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3 The portfolio turnover rate for the Fund is significantly higher in 2016 than 2015 due to market events which prompted portfolio adjustments as market conditions changed.

4 From February 29, 2016 (commencement of operations) through October 31, 2016

5 The portfolio turnover rate for the Fund is significantly lower in 2016 than 2015 due to a change in the portfolio management team in 2015.

6 From May 29, 2015 (commencement of operations) through October 31, 2015

7The portfolio turnover rate for the Fund is significantly higher in 2016 than 2015 due to the variable nature of TBA securities trading.

8 The portfolio turnover rate for the Fund is significantly higher in 2016 than 2015 due to a change in the portfolio management team in 2016.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund will publicly disclose its complete month-end portfolio holdings, except certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except that (a) the Funds of Funds will publicly disclose their complete month-end portfolio holdings of Underlying Funds (and the percentage invested in each) no earlier than 15 calendar days after the end of each month; and (b) Global All-Asset Fund and Global Real Asset Fund, each of which has a wholly owned subsidiary, each will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Funds of Funds) also will publicly disclose on its web site the largest ten holdings by issuer, in the case of equity funds, or largest ten issuers, in the case of fixed income funds, in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except:  (a) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income issuers and equity holdings (and the percentage invested in each holding) (Currently, Balanced Fund, Balanced Income Fund, Global All-Asset Fund1, Global Real Asset Fund1, Multi-Asset Income Fund and Real Total Return Fund); and (b) Long/Short Global Equity Fund will publicly disclose its largest ten long and largest ten short positions. For purposes of the Top Ten holdings, the Funds will not include derivative positions. In addition, any Fund may delay posting its holdings or may not post any holdings, if HFMC believes that would be in the best interests of the Fund and its shareholders.

HMFC and HFD and their affiliates may release or authorize others to release portfolio-related information (i.e., portfolio statistics, sector information and portfolio commentary) to third parties; provided however that if the portfolio-related information is deemed to be material in the reasonable judgment of the Funds’ Chief Compliance Officer (“CCO”) (or his designee) on the advice and counsel of the Funds’ Chief Legal Officer (or his designee), it shall be publicly disclosed prior to disclosure to a third-party.

The Funds may disclose portfolio holdings on a more frequent basis if (1) public disclosure of such holdings is made and both the Fund’s CCO and the Funds’ Chief Legal Officer approve the disclosure in accordance with the Fund’s disclosure policy; or (2) the nonpublic disclosure is made to a third-party that (i) has been approved by the CCO and at least one other Fund officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice and that it is in the interest of Fund shareholders, and (ii) is subject to an agreement with the appropriate confidentiality and/or non-trading provisions as determined by the CCO.  This requirement does not apply to portfolio holdings disclosure to the Funds’ service providers such as the custodian, transfer agent, sub-transfer agent, administrator, sub-administrator, independent registered public accounting firm, counsel, financial printer, proxy voting agent, lenders, and other entities that provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing (together, “Service Providers”), provided that the Service Provider is otherwise subject to the duty of confidentiality, imposed by law and/or contract.   The portfolio holdings information may be provided to the Service Providers as soon as the information is available.

In addition to Service Providers, a Fund’s investment manager or sub-adviser may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser on behalf of the Fund and to certain third-party industry information vendors, institutional investment consultants, and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the Fund’s disclosure policy.

Nothing contained herein is intended to prevent the disclosure of portfolio holdings or portfolio-related information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas. From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

1 The Fund will determine its above specified holdings as if the Fund directly held the securities of its subsidiary.

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The “Hartford Funds” consist of the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.   One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Bloomberg LP

Brown Brothers Harriman & Co.

Class Action Claims Management

Cognizant Technology Solutions

Confluence Technologies

Copal Partners (UK) Limited

FactSet Research Systems Inc.

Glass, Lewis & Company, LLC

Lipper Inc.

Markit WSO Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MSCI, Inc.

State Street Investment Management Solutions

State Street Bank and Trust Company

Syntel Inc.

Synthesis Technology

Wolters Kluwer Financial Service

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Hartford Funds.  Portfolio holdings are disclosed on a daily basis to Bloomberg LP, Brown Brothers Harriman & Co., Copal Partners (UK) Limited, FactSet Research Systems Inc., Glass Lewis & Company, Markit WSO Corporation (for certain Hartford Funds), MSCI, Inc., State Street Investment Management Solutions and Syntel Inc.  Portfolio holdings are disclosed to Class Action Claims Management, Synthesis Technology and Wolters Kluwer Financial Services on a monthly basis, with lag times of one day, two days, five days, and two days, respectively.  Portfolio holdings are disclosed to Confluence Technologies, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Synthesis Technology on a quarterly basis, with lag times of three, two and twelve business days, respectively. Portfolio holdings are disclosed to Cognizant Technology Solutions as needed, with no delay.  When purchasing and selling portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, each Fund, the Fund’s investment manager, the Fund’s distributor (collectively, “Hartford”) or the sub-adviser may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries; (ii) value and growth investments and small, mid and large-cap investments; (iii) stocks, bonds, currencies and cash; and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings.  Hartford or the sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information.  This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period.  Portfolio commentary and statistical information may be available on the Hartford Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

In no event will Hartford or the sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

The CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds’ investment manager, investment sub-adviser, principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the Funds’ CCO.

The CCO is responsible for maintaining records under the Policy and will provide periodic reporting to the Board.

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FUND MANAGEMENT

The Board of Directors and officers of the Companies, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. Each Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Boards. The first table below provides information about those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Companies’ “interested” directors and the Companies’ officers.

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	[77]	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	[77]	None

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
CHRISTINE DETRICK (1958)	Director	Since 2016

Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.

				[77]	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).
DUANE E. HILL (1945)	Director	Since 2001(1) Since 2002(2)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	[77]	None
WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	[77]	None
PHILLIP O. PETERSON (1944)	Director	Since 2002(1) Since 2000(2)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	[77]	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) ([22] funds overseen).

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	[77]	None
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from August 1994 to August 2014.	[86]	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	[86]	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) ([2] portfolios).
(1)	For The Hartford Mutual Funds, Inc.
(2)	For The Hartford Mutual Funds II, Inc.
*	The address for each Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
**	Term of Office: Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.
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OFFICERS AND INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JAMES E. DAVEY*** (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	[77]	N/A
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A
MICHAEL FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
Joseph G. Melcher (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017

Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.

				N/A	N/A
Laura S. Quade (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A
(1)	For The Hartford Mutual Funds, Inc.
(2)	For The Hartford Mutual Funds II, Inc.
*	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
**	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
***	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

[All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. also hold corresponding positions with Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund and Hartford Funds NextShares Trust. Ms. Beery and Mr. Sung are trustees of Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust. Certain officers also hold positions with Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust.]

BOARD OF DIRECTORS. Each Company has a Board of Directors. The Boards are responsible for oversight of the Funds. The same directors serve on the Board of each Company. The Board is responsible for oversight of the Funds. The Board elects officers who are responsible for the day–to-day operations of the Funds. The Board oversees the investment manager and the other principal service providers of the Funds. The Board currently holds six regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times either in person or by telephone. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance and Risk Oversight Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).

The Board is chaired by an Independent Director. The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, investment manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chairmen of the Committees. The Independent Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Directors.

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The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds’ officers and service providers, which are responsible for the day to day operations of the Funds, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee plays a lead role in receiving reports from management regarding risk assessment and management. In particular, the investment manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the investment manager, and the chairperson of that committee reports to the Audit Committee on a semi-annual basis (or more frequently if appropriate). Other committees also review matters relating to risk. The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES. Each Board of Directors has established an Audit Committee, a Compliance and Risk Oversight Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee (formerly known as the Nominating Committee). The Companies do not have standing compensation committees. However, each Nominating and Governance Committee is responsible for making recommendations to the applicable Board regarding the compensation of the non-interested members of the Board. Each Board has adopted written charters for the Audit Committee, the Compliance and Risk Oversight Committeee and the Nominating and Governance Committee.

Each Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, William P. Johnston, Phillip O. Peterson and David Sung. Each Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function; and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board. The Funds’ independent registered accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.

Management is responsible for maintaining appropriate systems for accounting. Each Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the applicable Audit Committee. The Audit Committees have the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and Company shareholders, as required) and evaluate the applicable Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.

Each Compliance and Risk Oversight Committee currently consists of Hilary E. Ackermann, William P. Johnston, Phillip O. Peterson and David Sung. Each Compliance and Risk Oversight Committee assists the applicable Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.Each Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Robin C. Beery, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, William P. Johnston, Phillip O. Peterson, Lemma W. Senbet and David Sung. Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

Each Investment Committee currently consists of Robin C. Beery, Lynn S. Birdsong, Christine Detrick, Duane E. Hill and Lemma W. Senbet. Each Investment Committee assists the applicable Board in its oversight of the Funds’ investment performance and related matters.

Each Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Robin C. Beery, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, William P. Johnston, Phillip O. Peterson, Lemma W. Senbet and David Sung. Each Nominating and Governance Committee: (i) screens and selects candidates to the applicable Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. Each Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. Each Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended October 31, 2016, the above referenced committees of each of the Companies met the following number of times: Audit Committee — 5 times, Investment Committee — 5 times, Nominating and Governance Committee — 1 time, Contracts Committee — 1 time and Compliance and Risk Oversight Committee — 4 times.

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DIRECTOR QUALIFICATIONS. The governing documents for the Companies do not set forth any specific qualifications to serve as a Director. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

Each Board has concluded, based on each director’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other directors, that each director is qualified to serve as a director for the Funds. Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Boards have considered the actual service of each director in concluding that the director should continue to serve. Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each director. Additional details regarding the background of each director is included in the chart earlier in this section.

Hilary E. Ackermann. Ms. Ackermann has served as a director of the Funds since September 2014. She has served as Chairman of the Compliance and Risk Oversight Committee since 2016. Ms. Ackermann has over twenty-five years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

Lynn S. Birdsong. Mr. Birdsong has served as a director of the Funds since 2003. He has served as Co-Chairman of the Investment Committee since 2005 and Chairman of the Investment Committee since September 2014. Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years. He has served as a director of other mutual funds for more than ten years.

Christine Detrick. Ms. Detrick has served as a director of the Companies since 2016. Ms. Detrick has over thirty years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.

Duane E. Hill. Mr. Hill has served as a director of the Funds since 2001. He has served as the Chairman of the Nominating and Governance Committee since 2003. Mr. Hill has more than thirty-five years experience in senior executive positions in the banking, venture capital and private equity industries.

William P. Johnston. Mr. Johnston has served as a director of the Funds since 2005.  He has served as Chairman of the Board of Directors of the Funds since 2015.  He served as Chairman of the Compliance and Risk Oversight Committee from 2005 to 2015 and has served as the Chairman of the Contracts Committee since 2015.  Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal professions.  He currently serves as an operating executive to a global private equity and other alternative asset investment firm and serves on other boards.  He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

Phillip O. Peterson. Mr. Peterson has served as a director of the Funds (and their predecessors) since 2000. He has served as the Chairman of the Audit Committee since 2002. Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry. He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Lemma W. Senbet. Dr. Senbet has served as a director of the Funds (and their predecessors) since 2000. For more than thirty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university. He has served the finance profession in various capacities, including as a director or officer of finance associations.

Robin C. Beery. Ms. Beery is an experienced business executive with over 25 years of experience in the financial services industry including extensive experience related to the global distribution of mutual funds and institutional strategies for a large investment adviser.

David Sung. Mr. Sung is an experienced financial services and auditing professional with over 37 years of experience serving clients in the investment management business.

James E. Davey. Mr. Davey has served as a director of the Funds since 2012 and President and Chief Executive Officer of the Funds since 2010. Mr. Davey joined The Hartford in 2002 and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Prior to joining The Hartford, Mr. Davey served in various management roles at Merrill Lynch, including director of 401(k) alliance management and director of corporate and institutional 401(k) product management, overseeing product profitability and marketing strategy. Mr. Davey currently serves on the Board of Governors for the Investment Company Institute (ICI).The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2016 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

66

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None	$50,001–$100,000

Lynn S. Birdsong	Global Capital Appreciation Fund	Over $100,000	Over $100,000
	Emerging Markets Equity Fund	$10,001–$50,000
	Capital Appreciation Fund	$50,001–$100,000
	Dividend and Growth Fund	Over $100,000
	Quality Value Fund	$10,001–$50,000
	International Opportunities Fund	$10,001–$50,000
	Equity Income Fund	Over $100,000
	MidCap Fund	Over $100,000
	Global All-Asset Fund	Over $100,000
	World Bond Fund	$50,001–$100,000

Christine Detrick	MidCap Fund	Over $100,000	Over $100,000
	Core Equity Fund	Over $100,000

Duane E. Hill	Capital Appreciation Fund	Over $100,000	Over $100,000
	Floating Rate Fund	$50,001–$100,000

William P. Johnston	Global Capital Appreciation Fund	Over $100,000	Over $100,000
	World Bond Fund	Over $100,000
	Dividend and Growth Fund	Over $100,000
	Equity Income Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Global All-Asset Fund	Over $100,000
	MidCap Value Fund	Over $100,000
	Growth Opportunities Fund	Over $100,000
	Healthcare Fund	Over $100,000
	Balanced Income Fund	Over $100,000

Phillip O. Peterson	Healthcare Fund	Over $100,000	Over $100,000

Lemma W. Senbet	Healthcare Fund	$50,001–$100,000	Over $100,000
	Growth Opportunities Fund	$10,001–$50,000
	Dividend and Growth Fund	$10,001–$50,000
	Small Company Fund	$10,001–$50,000
	Global Capital Appreciation Fund	$10,001–$50,000
	Quality Value Fund	$10,001–$50,000
	Municipal Real Return Fund	$1–$10,000

Robin C. Beery*	International Small Company Fund	$50,001–$100,000	$50,001–$100,000

David Sung*	None	None	None

* Became a Director of the Board after December 31, 2016.

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INTERESTED DIRECTORS

NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	Municipal Opportunities Fund	Over $100,000	Over $100,000
	Healthcare Fund	Over $100,000
	Small Company Fund	Over $100,000
	MidCap Fund	Over $100,000
	Core Equity Fund	Over $100,000
	International Value Fund	Over $100,000
	Capital Appreciation Fund	Over $100,000
	Environmental Opportunities Fund	$10,001–$50,000

COMPENSATION OF OFFICERS AND DIRECTORS. The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by Hartford Funds or its affiliates. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2016 and certain other information.

Name of Person, Position	Aggregate Compensation From The Hartford Mutual Funds, Inc.	Aggregate Compensation From The Hartford Mutual Funds II, Inc.	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Directors*
Hilary E. Ackermann, Director	$151,028	$14,928	$0	$0	$231,500
Lynn S. Birdsong, Director	$167,893	$16,639	$0	$0	$257,500
Christine Detrick, Director**	$136,432	$13,261	$0	$0	$208,946
Duane E. Hill, Director	$174,200	$17,218	$0	$0	$267,000
Sandra S. Jaffee, Director***	$179,402	$17,739	$0	$0	$275,000
William P. Johnston, Director	$252,123	$24,945	$0	$0	$386,500
Phillip O. Peterson, Director	$179,402	$17,739	$0	$0	$275,000
Lemma W. Senbet, Director	$145,827	$14,407	$0	$0	$223,500
Robin C. Beery, Director****	$0	$0	$0	$0	$21,000
David Sung, Director****	$0	$0	$0	$0	$21,000

* As of October 31, 2016, four registered investment companies in the fund complex paid compensation to the Directors.

** Ms. Detrick became a Director of the Board on March 14, 2016.

*** Ms. Jaffee retired as a Director of the Board effective December 18, 2016.

**** Became a Director of the Board after October 31, 2016. As of October 31, 2016, Lattice Strategies Trust, an investment company currently in the fund complex, paid compensation to the Directors.

The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Companies, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds. Present and former officers, directors and employees of the Companies, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates are also permitted to purchase Class I shares of the Funds.

Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

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CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

As of October [__], 2017, to the knowledge of each Company’s management, except for Emerging Markets Equity Fund and Global Capital Appreciation Fund, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of October [__], 2017, the directors and officers of each Company, as a group, owned [__]% and [__]% of the outstanding shares of Class I of the Emerging Markets Equity Fund and Class Y of the Global Capital Appreciation Fund, respectively. As of October [__], 2017, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of a Fund. As of October [__], 2017, no shareholder owned Class T shares of the Funds.

[to be updated]

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
THE HARTFORD BALANCED FUND

THE HARTFORD BALANCED INCOME FUND

69

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD CAPITAL APPRECIATION FUND

THE HARTFORD CHECKS AND BALANCES FUND

70

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD CONSERVATIVE ALLOCATION FUND

HARTFORD CORE EQUITY FUND

71

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
THE HARTFORD DIVIDEND AND GROWTH FUND

HARTFORD EMERGING MARKETS EQUITY FUND

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND

72

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

HARTFORD ENVIRONMENTAL OPPORTUNITIES FUND

THE HARTFORD EQUITY INCOME FUND

THE HARTFORD FLOATING RATE FUND

73

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD FLOATING RATE HIGH INCOME FUND

THE HARTFORD GLOBAL ALL-ASSET FUND

74

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

HARTFORD GLOBAL CAPITAL APPRECIATION FUND

HARTFORD GLOBAL EQUITY INCOME FUND

75

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD GLOBAL REAL ASSET FUND

THE HARTFORD GROWTH ALLOCATION FUND

76

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD GROWTH OPPORTUNITIES FUND

THE HARTFORD HEALTHCARE FUND

THE HARTFORD HIGH YIELD FUND

77

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD INFLATION PLUS FUND

HARTFORD INTERNATIONAL EQUITY FUND

78

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD INTERNATIONAL GROWTH FUND

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

79

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

THE HARTFORD INTERNATIONAL VALUE FUND

80

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

HARTFORD LONG/SHORT GLOBAL EQUITY FUND

THE HARTFORD MIDCAP FUND

THE HARTFORD MIDCAP VALUE FUND

81

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

HARTFORD MODERATE ALLOCATION FUND

HARTFORD MULTI-ASSET INCOME FUND

Hartford municipal income fund

82

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
THE HARTFORD MUNICIPAL OPPORTUNITIES FUND

THE HARTFORD MUNICIPAL REAL RETURN FUND

HARTFORD MUNICIPAL SHORT DURATION FUND

THE HARTFORD QUALITY BOND FUND

HARTFORD QUALITY VALUE FUND

HARTFORD REAL TOTAL RETURN FUND

83

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD SHORT DURATION FUND

THE HARTFORD SMALL CAP GROWTH FUND

84

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD SMALL COMPANY FUND

THE HARTFORD SMALL CAP CORE FUND

85

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD STRATEGIC INCOME FUND

THE HARTFORD TOTAL RETURN BOND FUND

86

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F

THE HARTFORD WORLD BOND FUND

# A Fund of Funds will vote proxies with regard to shares it holds in the Fund in accordance with its proxy voting policy.

* May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund

** The Hartford or one of its subsidiaries may be deemed to control the following Funds due to its beneficial ownership of 25% or more of the outstanding shares of such Fund:[__].

*** [Wellington Finance & Treasury LLC, a Delaware limited liability company whose principal office is located at 280 Congress Street, Boston, Massachusetts 02210 (“Wellington F&T”), has made an investment in each of Municipal Income Fund and Municipal Short Duration Fund. Wellington F&T and Wellington Management, sub-adviser to Municipal Income Fund and Municipal Short Duration Fund, are directly or indirectly owned by Wellington Management Group LLP, a Massachusetts limited liability partnership. For so long as Wellington F&T has a greater than 25% interest in Municipal Income Fund and Municipal Short Duration Fund, Wellington Management may be deemed be a "control person" of Municipal Income Fund and Municipal Short Duration Fund for purposes of the 1940 Act.]

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.

87

INVESTMENT MANAGEMENT ARRANGEMENTS

Each Company, on behalf of its respective Funds, has entered into an investment management agreement with HFMC. Each investment management agreement provides that HFMC, subject to the supervision and approval of the applicable Company’s Board of Directors, is responsible for the management of each Fund. In addition, HFMC or its affiliate(s) provides administrative services to both Companies and their Funds, including personnel, services, equipment and facilities and office space for proper operation of the Companies and the Funds. Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

With respect to each Fund, except the Funds of Funds, HFMC has entered into an investment sub-advisory agreement with Wellington Management. Under the investment sub-advisory agreements, Wellington Management, subject to the general supervision of the applicable Company’s Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. HFMC does not employ the services of a sub-adviser in its management of the Funds of Funds and it administers the asset allocation program for these Funds.

As provided by the investment management agreements, each Fund pays HFMC an investment management fee (except Checks and Balances Fund, which pays no management fee) that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets. With respect to each of the Funds except the Funds of Funds, HFMC (not any Fund) pays the sub-advisory fees to the sub-adviser.

MANAGEMENT FEES

Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:

Emerging Markets Equity Fund (effective May 11, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Amount Over $1 billion	0.8000%

Emerging Markets Local Debt Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7700%
Amount Over $1 billion	0.7600%

Environmental Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7500%
Next $1.5 billion	0.7300%
Next $2.5 billion	0.7250%
Amount Over $5 billion	0.7200%

Global All-Asset Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $250 million	0.7500%
Next $500 million	0.7000%
Next $1.5 billion	0.6800%
Next $2.5 billion	0.6600%
Amount Over $5 billion	0.6500%

88

Global Capital Appreciation Fund (effective November 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6250%

Global Equity Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $4 billion	0.6900%
Next $5 billion	0.6850%
Amount Over $10 billion	0.6700%

Global Real Asset Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8450%
Next $500 million	0.8100%
Next $1.5 billion	0.7800%
Next $2.5 billion	0.7500%
Amount Over $5 billion	0.7100%

Healthcare Fund and International Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7975%
Amount Over $10 billion	0.7950%

International Equity Fund (effective July 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.6000%
Next $4 billion	0.5900%
Amount Over $5 billion	0.5800%

Small Cap Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.9000%
Next $150 million	0.8000%
Next $250 million	0.7000%
Next $4.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

89

International Growth Fund and International Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.8000%
Next $4 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%

Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7500%
Next $500 million	0.7000%
Next $3.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

MidCap Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Quality Value Fund (effective November 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.5500%
Next $250 million	0.4500%
Next $500 million	0.3500%
Next $4 billion	0.3300%
Next $5 billion	0.3250%
Amount Over $10 billion	0.3225%

MidCap Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%

Growth Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Capital Appreciation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

90

Multi-Asset Income Fund (effective July 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.6000%
Next $250 million	0.5500%
Next $500 million	0.5300%
Next $1.5 billion	0.5100%
Next $2.5 billion	0.5050%
Next $5 billion	0.5025%
Amount Over $10 billion	0.5000%

Equity Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5900%
Amount Over $5 billion	0.5875%

Small Cap Core Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $2 billion	0.6500%
Next $2 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

Core Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.3500%
Next $1.5 billion	0.3300%
Next $2.5 billion	0.3250%
Amount Over $5 billion	0.3225%

International Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6350%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6250%

Dividend and Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%

Balanced Income Fund (effective November 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6300%
Next $500 million	0.6000%
Next $1.5 billion	0.5700%
Next $2.5 billion	0.5500%
Next $5 billion	0.5300%
Next $5 billion	0.5150%
Amount Over $15 billion	0.5000%

91

Floating Rate High Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $2 billion	0.6500%
Next $2.5 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

World Bond Fund (effective November 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6500%
Next $3.5 billion	0.6000%
Next $6 billion	0.5750%
Amount Over $10 billion	0.5725%

Balanced Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6900%
Next $500 million	0.6250%
Next $4 billion	0.5750%
Next $5 billion	0.5725%
Amount Over $10 billion	0.5700%

Floating Rate Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $2 billion	0.6000%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

High Yield Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $500 million	0.6000%
Next $1.5 billion	0.5950%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

Long/Short Global Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	1.4000%
Next $1 billion	1.3900%
Amount Over $2 billion	1.3800%

Real Total Return Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.9000%
Next $250 million	0.8800%
Next $500 million	0.8500%
Next $1.5 billion	0.8300%
Amount Over $2.5 billion	0.8200%

Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3500%
Next $500 million	0.3000%
Next $1.5 billion	0.2900%
Next $2.5 billion	0.2850%
Amount Over $5 billion	0.2800%

92

Strategic Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Total Return Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4300%
Next $500 million	0.3800%
Next $4 billion	0.3700%
Next $5 billion	0.3600%
Amount Over $10 billion	0.3500%

Inflation Plus Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5000%
Next $500 million	0.4500%
Next $1.5 billion	0.4450%
Next $2.5 billion	0.4400%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

Quality Bond Fund (effective November 1, 2017)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4000%
Next $500 million	0.3700%
Next $4 billion	0.3400%
Next $5 billion	0.3300%
Amount Over $10 billion	0.3200%

Short Duration Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.4000%
Next $1.5 billion	0.3950%
Next $2.5 billion	0.3900%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

Growth Allocation Fund, Conservative Allocation Fund and Moderate Allocation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1000%
Next $500 million	0.0950%
Next $1.5 billion	0.0900%
Next $2.5 billion	0.0800%
Next $2.5 billion	0.0700%
Next $2.5 billion	0.0600%
Amount Over $10 billion	0.0500%

93

ADVISORY FEE PAYMENT HISTORY

The following charts show, for the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, (i) the amount of advisory fees paid by each Fund to its investment adviser and (ii) the aggregate amount of sub-advisory fees, if any, paid by the investment adviser, with respect to each Fund, to any sub-advisers with which the investment adviser is not affiliated (“Unaffiliated Managers”). The fees paid to Unaffiliated Managers are shown both in dollars and as a percentage of the Fund’s average daily net assets that they managed during the applicable period.

Fund Name	Gross Fees Payable to the Investment Adviser 2016	Investment Advisory Fee Waiver 2016	Net Fees Paid to Investment Adviser 2016	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2016	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2016
Balanced Fund	$5,354,619	$-	$5,354,619	$1,195,924	0.15%
Balanced Income Fund	$41,758,157	$-	$41,758,157	$10,508,840	0.14%
Capital Appreciation Fund	$62,134,574	$-	$62,134,574	$23,556,659	0.25%
Checks and Balances Fund	$-	$-	$-	$-	N/A
Conservative Allocation Fund	$152,432	$-	$152,432	$4,009	N/A
Core Equity Fund	$6,195,616	$-	$6,195,616	$1,690,002	0.10%
Dividend and Growth Fund	$46,133,657	$-	$46,133,657	$13,287,941	0.18%
Emerging Markets Equity Fund	$1,043,864	$-	$1,043,864	$597,850	0.63%
Emerging Markets Local Debt Fund	$1,206,860	$-	$1,206,860	$639,636	0.53%
Environmental Opportunities Fund*	$153,238	$-	$153,238	$67,042	0.35%
Equity Income Fund	$22,321,455	$-	$22,321,455	$6,837,084	0.19%
Floating Rate Fund	$23,845,628	$-	$23,845,628	$7,457,688	0.19%
Floating Rate High Income Fund	$2,174,236	$-	$2,174,236	$913,704	0.29%
Global All-Asset Fund	$3,427,742	$13,395.65	$3,414,347	$1,592,885	0.43%
Global Capital Appreciation Fund	$8,636,990	$-	$8,636,990	$4,175,363	0.38%
Global Equity Income Fund	$1,153,520	$-	$1,153,520	$535,411	0.35%
Global Real Asset Fund	$2,221,219	$335,200.49	$1,886,019	$1,063,156	0.40%
Growth Allocation Fund	$743,249	$-	$743,249	N/A	N/A
Growth Opportunities Fund	$32,954,869	$-	$32,954,869	$12,615,219	0.27%
Healthcare Fund	$13,310,953	$-	$13,310,953	$5,060,357	0.32%
High Yield Fund	$2,174,535	$-	$2,174,535	$1,062,178	0.32%
Inflation Plus Fund	$3,214,635	$-	$3,214,635	$722,581	0.11%
International Equity Fund	$211,859	$-	$211,859	$84,743	0.28%
International Growth Fund	$1,732,468	$-	$1,732,468	$634,550	0.31%
International Opportunities Fund	$12,972,788	$-	$12,972,788	$5,383,120	0.28%
International Small Company Fund	$4,047,210	$-	$4,047,210	$1,374,148	0.31%
International Value Fund	$10,412,568	$-	$10,412,568	$4,340,027	0.34%
Long/Short Global Equity Fund	$343,477	$-	$343,477	$245,341	1.00%

94

Fund Name	Gross Fees Payable to the Investment Adviser 2016	Investment Advisory Fee Waiver 2016	Net Fees Paid to Investment Adviser 2016	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2016	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2016
MidCap Fund	$39,668,312	$-	$39,668,312	$13,940,254	0.25%
MidCap Value Fund	$3,306,729	$-	$3,306,729	$1,422,734	0.32%
Moderate Allocation Fund	$553,765	$-	$553,765	$13,047	N/A
Multi-Asset Income Fund	$561,952	$-	$561,952	$188,483	0.25%
Municipal Income Fund	$49,903	$-	$49,903	$18,535	0.13%
Municipal Opportunities Fund	$2,172,837	$-	$2,172,837	$805,023	0.13%
Municipal Real Return Fund	$593,176	$-	$593,176	$186,427	0.11%
Municipal Short Duration Fund	$57,197	$-	$57,197	$17,976	0.11%
Quality Bond Fund	$562,693	$-	$562,693	$167,807	0.15%
Quality Value Fund	$1,756,666	$-	$1,756,666	$752,381	0.30%
Real Total Return Fund	$1,393,294	$-	$1,393,294	$737,785	0.58%
Short Duration Fund	$3,617,324	$-	$3,617,324	$1,139,995	0.14%
Small Cap Core Fund	$1,258,592	$-	$1,258,592	$554,160	0.33%
Small Cap Growth Fund	$6,501,628	$-	$6,501,628	$2,405,977	0.26%
Small Company Fund	$5,133,936	$-	$5,133,936	$2,347,57	0.37%
Strategic Income Fund	$2,197,800	$-	$2,197,800	$971,473	0.24%
Total Return Bond Fund	$7,525,732	$-	$7,525,732	$2,013,741	0.10%
World Bond Fund	$21,712,332	$-	$21,712,332	$7,793,066	0.22%

* The information presented above is from February 29, 2016 (commencement of operations) through October 31, 2016.

Fund Name	Gross Fees Payable to the Investment Adviser 2015	Investment Advisory Fee Waiver 2015	Net Fees Paid to Investment Adviser 2015	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2015	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2015
Balanced Fund	$5,091,934	$-	$5,091,934	$1,143,396	0.15%
Balanced Income Fund	$34,890,568	$-	$34,890,568	$8,824,281	0.14%
Capital Appreciation Fund	$73,924,970	$-	$73,924,970	$28,121,109	0.25%
Checks and Balances Fund	$-	$-	$-	N/A	N/A
Conservative Allocation Fund	$276,662	$-	$276,662	$55,335	0.03%
Core Equity Fund	$1,364,672	$-	$1,364,672	$371,111	0.14%
Dividend and Growth Fund	$48,115,857	$-	$48,115,857	$13,825,867	0.17%
Emerging Markets Equity Fund	$2,225,566	$-	$2,225,566	$1,267,238	0.66%
Emerging Markets Local Debt Fund	$2,807,038	$-	$2,807,038	$1,482,549	0.52%
Equity Income Fund	$23,133,999	$-	$23,133,999	$7,078,298	0.19%
Floating Rate Fund	$31,839,749	$-	$31,839,749	$8,760,911	0.16%
Floating Rate High Income Fund	$3,308,934	$-	$3,308,934	$1,168,857	0.25%
Global All-Asset Fund	$3,986,984	$-	$3,986,984	$1,778,939	0.43%
Global Capital Appreciation Fund	$10,775,698	$-	$10,775,698	$5,183,618	0.37%
Global Equity Income Fund	$2,205,386	$-	$2,205,386	$995,261	0.34%
Global Real Asset Fund	$3,371,819	$527,792	$2,844,027	$1,359,539	0.38%
Growth Allocation Fund	$1,135,598	$132,844	$1,002,754	N/A	N/A
Growth Opportunities Fund	$30,674,577	$-	$30,674,577	$11,734,984	0.27%
Healthcare Fund	$11,732,544	$-	$11,732,544	$4,468,100	0.33%
High Yield Fund	$2,500,936	$-	$2,500,936	$1,157,546	0.30%
Inflation Plus Fund	$4,291,825	$-	$4,291,825	$821,065	0.09%
International Equity Fund	$286,172	$-	$286,172	$143,039	0.43%
International Growth Fund	$1,757,313	$-	$1,757,313	$641,847	0.31%
International Opportunities Fund	$10,411,356	$-	$10,411,356	$4,382,525	0.29%
International Small Company Fund	$2,730,587	$-	$2,730,587	$971,828	0.32%
International Value Fund	$8,079,320	$-	$8,079,320	$3,406,685	0.35%
Long/Short Global Equity Fund	$279,024	$-	$279,024	$199,299	1.00%
MidCap Fund	$34,035,549	$-	$34,035,549	$11,923,515	0.25%

95

Fund Name	Gross Fees Payable to the Investment Adviser 2015	Investment Advisory Fee Waiver 2015	Net Fees Paid to Investment Adviser 2015	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2015	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2015
MidCap Value Fund	$3,735,556	$-	$3,735,556	$1,595,488	0.32%
Moderate Allocation Fund	$924,465	$-	$924,465	$172,397	0.03%
Multi-Asset Income Fund	$1,050,310	$-	$1,050,310	$332,120	0.24%
Municipal Income Fund*	$15,050	$-	$15,050	$5,078	0.05%
Municipal Opportunities Fund	$2,002,679	$222,381	$1,780,298	$560,375	0.13%
Municipal Real Return Fund	$768,535	$66,863	$701,672	$207,127	0.12%
Municipal Short Duration Fund*	$15,926	$-	$15,926	$4,737	0.04%
Quality Bond Fund	$150,289	$-	$150,289	$36,069	0.12%
Quality Value Fund	$2,182,611	$-	$2,182,611	$904,528	0.29%
Real Total Return Fund	$1,345,829	$-	$1,345,829	$751,455	0.67%
Short Duration Fund	$3,289,717.19	$-	$3,289,717	$912,081	0.12%
Small Cap Core Fund	$557,309	$-	$557,309	$273,625	0.37%
Small Cap Growth Fund	$7,056,946	$-	$7,056,946	$2,588,040	0.26%
Small Company Fund	$7,446,224	$-	$7,446,224	$3,435,064	0.36%
Strategic Income Fund	$2,147,365	$-	$2,147,365	$857,085	0.22%
Total Return Bond Fund	$7,185,124	$-	$7,185,124	$1,835,225	0.10%
World Bond Fund	$20,867,662	$-	$20,867,662	$7,497,107	0.22%

* The information presented above is from May 29, 2015 (commencement of operations) through October 31, 2015.

96

Fund Name	Gross Fees Payable to the Investment Adviser 2014	Investment Advisory Fee Waiver 2014	Net Fees Paid to Investment Adviser 2014	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2014	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2014
Balanced Fund	$4,660,805	$-	$4,660,805	$1,057,165	0.15%
Balanced Income Fund	$26,639,117	$-	$26,639,117	$6,820,499	0.15%
Capital Appreciation Fund	$79,162,752	$-	$79,162,752	$30,150,263	0.25%
Checks and Balances Fund	$-	$-	$-	N/A	N/A
Conservative Allocation Fund	$330,483	$-	$330,483	$66,095	0.03%
Core Equity Fund	$1,019,811	$-	$1,019,811	$377,438	0.28%
Dividend and Growth Fund	$47,901,535	$-	$47,901,535	$13,680,635	0.17%
Emerging Markets Equity Fund	$2,834,272	$83,499	$2,750,773	$1,605,842	0.68%
Emerging Markets Local Debt Fund	$2,926,579	$85,710	$2,840,869	$1,479,184	0.50%
Equity Income Fund	$22,238,623	$-	$22,238,623	$6,801,972	0.19%
Floating Rate Fund	$41,251,506	$-	$41,251,506	$10,171,531	0.15%
Floating Rate High Income Fund	$3,512,767	$-	$3,512,767	$1,060,166	0.21%
Global All-Asset Fund	$5,183,515	$102,360	$5,081,155	$2,341,776	0.42%
Global Capital Appreciation Fund	$9,810,337	$334,016	$9,476,321	$4,630,512	0.39%
Global Equity Income Fund	$1,263,903	$-	$1,263,903	$598,130	0.37%
Global Real Asset Fund	$5,180,544	$578,604	$4,601,940	$2,180,505	0.45%
Growth Allocation Fund	$1,195,323	$60,157	$1,135,166	$130,537	0.01%
Growth Opportunities Fund	$23,136,831	$-	$23,136,831	$8,827,818	0.27%
Healthcare Fund	$7,317,659	$-	$7,317,659	$2,844,467	0.34%
High Yield Fund	$2,978,519	$-	$2,978,519	$1,312,035	0.29%
Inflation Plus Fund	$5,576,963	$-	$5,576,963	$888,651	0.07%
International Equity Fund	$275,106	$-	$275,106	$143,667	0.47%
International Growth Fund	$1,160,539	$-	$1,160,539	$459,136	0.34%
International Opportunities Fund	$10,477,060	$-	$10,477,060	$4,356,839	0.28%
International Small Company Fund	$2,935,698	$-	$2,935,698	$1,034,517	0.32%
International Value Fund	$2,394,365	$-	$2,394,365	$1,065,312	0.37%
Long/Short Global Equity Fund*	$37,006	$-	$37,006	$26,433	0.16%
MidCap Fund	$29,403,623	$-	$29,403,623	$10,269,126	0.25%
MidCap Value Fund	$3,499,833	$-	$3,499,833	$1,489,283	0.32%
Moderate Allocation Fund	$1,021,791	$-	$1,021,791	$191,853	0.02%
Multi-Asset Income Fund**	$436,398	$-	$436,398	$96,008	0.08%
Municipal Opportunities Fund	$1,814,797	$164,986	$1,649,811	$467,684	0.14%
Municipal Real Return Fund	$908,894	$-	$908,894	$250,435	0.14%
Quality Bond Fund	$130,181	$4,251	$125,930	$31,244	0.12%
Quality Value Fund	$1,975,193	$-	$1,975,193	$815,433	0.29%

97

Fund Name	Gross Fees Payable to the Investment Adviser 2014	Investment Advisory Fee Waiver 2014	Net Fees Paid to Investment Adviser 2014	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2014	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2014
Real Total Return Fund	$1,335,732	$-	$1,335,732	$745,785	0.61%
Short Duration Fund	$3,205,273	$-	$3,205,273	$764,835	0.10%
Small Cap Core Fund	$540,669	$-	$540,669	$266,270	0.37%
Small Cap Growth Fund	$4,475,225	$-	$4,475,225	$1,724,742	0.29%
Small Company Fund	$7,227,985	$-	$7,227,985	$3,283,548	0.36%
Strategic Income Fund	$2,707,432	$-	$2,707,432	$965,210	0.20%
Total Return Bond Fund	$8,336,258	$777,907	$7,558,351	$1,645,117	0.10%
World Bond Fund	$14,291,482	$661,391	$13,630,091	$5,195,738	0.22%

* The information presented above is from August 29, 2014 (commencement of operations) through October 31, 2014.

** The information presented above is from April 30, 2014 (commencement of operations) through October 31, 2014.

As of November 1, 2017, HFMC has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses and, for each Fund except the Funds of Funds, acquired fund fees and expenses) to the extent necessary to maintain total annual fund operating expenses as follows:

FUND NAME	CLASS A	Class T	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	Class R6	CLASS Y	Class F
Balanced Fund	1.18%	1.18%	N/A	0.93%	1.40%	1.10%	0.80%	N/A	N/A	0.78%
Balanced Income Fund	0.99%	0.99%	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%	0.64%	0.64%
Capital Appreciation Fund	1.29%	1.29%	N/A	1.04%	1.40%	1.10%	0.80%	0.75%	N/A	0.75%
Checks and Balances Fund	1.25%	1.25%	2.00%	1.00%	1.40%	1.10%	0.80%	N/A	N/A	0.90%
Conservative Allocation Fund	1.19%	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Core Equity Fund	0.79%	0.79%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%	0.45%
Dividend and Growth Fund	1.25%	1.25%	N/A	1.00%	1.35%	1.05%	0.75%	0.70%	N/A	0.70%
Emerging Markets Equity Fund[3]	1.45%	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	N/A	1.10%	0.98%
Emerging Markets Local Debt Fund	1.25%	1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	N/A	0.90%	0.90%
Environmental Opportunities Fund	1.30%	1.30%	2.05%	1.05%	1.60%	1.30%	1.00%	0.90%	0.90%	0.90%
Equity Income Fund	1.25%	1.25%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%	0.85%
Floating Rate Fund	1.00%	1.00%	1.75%	0.75%	1.25%	1.00%	0.70%	N/A	0.70%	0.70%
Floating Rate High Income Fund	1.05%	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.75%	0.75%
Global All-Asset Fund[2]	1.19%	1.19%	1.94%	0.94%	1.49%	1.19%	0.89%	N/A	0.84%	0.84%
Global Capital Appreciation Fund	1.25%	1.25%	2.00%	1.00%	1.35%	1.05%	0.95%	N/A	0.90%	0.90%
Global Equity Income Fund	1.25%	1.25%	2.00%	1.00%	1.45%	1.15%	0.85%	N/A	0.80%	0.80%
Global Real Asset Fund	1.25%	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%
Growth Allocation Fund	1.50%	1.50%	2.25%	1.25%	1.70%	1.40%	1.10%	N/A	N/A	1.15%
Growth Opportunities Fund	1.36%	1.36%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	N/A	1.00%	0.95%
High Yield Fund	1.05%	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.70%	0.70%
Inflation Plus Fund	0.85%	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.55%	0.55%
International Equity Fund[3]	1.11%	1.11%	1.86%	0.86%	1.41%	1.16%	0.86%	N/A	0.76%	0.66%

98

FUND NAME	CLASS A	Class T	CLASS C	CLASS I	CLASS R3	CLASS R4	CLASS R5	Class R6	CLASS Y	Class F
International Growth Fund	1.30%	1.30%	2.05%	1.00%	1.60%	1.30%	1.00%	N/A	0.95%	0.90%
International Opportunities Fund	1.30%	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%	0.85%	0.85%
International Small Company Fund	1.60%	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	N/A	1.00%	1.00%
International Value Fund	1.40%	1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	N/A	0.95%	0.90%
Long/Short Global Equity Fund[1]	1.90%	1.90%	2.65%	1.65%	N/A	N/A	N/A	N/A	1.50%	1.50%
MidCap Fund	1.37%	1.37%	N/A	1.12%[2]	1.50%	1.20%	0.90%	0.85%	N/A	0.85%
MidCap Value Fund	1.35%	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	N/A	0.90%	0.85%
Moderate Allocation Fund	1.40%	1.40%	2.15%	1.15%	1.65%	1.35%	1.05%	N/A	N/A	1.05%
Multi-Asset Income Fund[3]	1.05%	1.05%	1.80%	0.75%	1.35%	1.05%	0.75%	N/A	0.70%	0.65%
Municipal Income Fund	0.69%	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Opportunities Fund	0.69%	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Real Return Fund	0.69%	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	0.44%	0.39%
Municipal Short Duration Fund	0.69%	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Quality Bond Fund	0.85%	0.85%	1.60%	0.60%	1.19%	0.94%	0.64%	N/A	0.54%	0.44%
Quality Value Fund[3]	1.05%	1.05%	1.80%	0.79%	1.35%	1.05%	0.75%	N/A	0.70%	0.65%
Real Total Return Fund	1.40%	1.40%	2.15%	1.15%	1.70%	1.40%	1.10%	N/A	1.05%	1.00%
Short Duration Fund	0.85%	0.85%	1.60%	0.60%	1.15%	0.85%	0.55%	N/A	0.55%	0.55%
Small Cap Core Fund	1.30%	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	N/A	0.85%	0.85%
Small Cap Growth Fund	1.40%	1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%	0.95%
Small Company Fund	1.40%	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%
Strategic Income Fund	0.95%	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%	0.60%
Total Return Bond Fund	0.87%	0.87%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%	0.52%
World Bond Fund	1.05%	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%	0.70%

[1]	The contractual arrangement is also exclusive of dividend and interest expenses on short sales.
[2]	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the total annual fund operating expenses at 0.87% for Class I shares until February 28, 2018. This contractual arrangement is not automatically renewable.
[3]	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the total annual fund operating expenses will remain in effect through February 28, 2019.

Each contractual arrangement, except as indicated in the table above, will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the respective Company.

Pursuant to the investment management agreements, HFMC is not liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which its agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.

Pursuant to the investment sub-advisory agreements, the sub-adviser must discharge its duties under the sub-advisory agreements with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use. Unless the sub-adviser breaches this standard of care or under applicable law, the sub-adviser is not liable to the Company, any Fund, HFMC or its affiliates for any of its acts or omissions, or any acts or omissions of any other person or entity, in the course of or connected with the sub-adviser performing its obligations under the sub-advisory agreements. If the sub-adviser breaches this standard of care or under applicable law, the sub-adviser is responsible for indemnifying and holding harmless HFMC and its affiliates from all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) resulting from: (1) the sub-adviser causing a Fund to be in material violation of any applicable federal or state law, rule or regulation or in violation of any investment policy set forth in such Fund’s current registration statement; (2) any untrue statement of a material fact contained in the registration statement or certain other materials or the omission to state therein a material fact known to the sub-adviser that was required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon information provided by the sub-adviser in writing for use in such materials; (3) a material breach of the investment sub-advisory agreement; or (4) any willful misfeasance, bad faith, negligence or reckless disregard on the part of the sub-adviser in the performance of its duties and obligations under the investment sub-advisory agreement (except to the extent that the loss results from HFMC’s or the Company’s willful misfeasance, bad faith, negligence, or reckless disregard in the performance of their respective duties and obligations under the sub-advisory agreements or the applicable investment management agreement).

99

HFMC, whose principal business address is 690 Lee Road, Wayne, PA 19087, was organized in 2012. Excluding the Funds of Funds, as of [____], 2017, the Investment Manager had approximately $[___] billion (or approximately $[___] billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management.

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2017, Wellington Management had investment management authority with respect to approximately $1,021 billion in assets.

HFMC also provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by HFMC, not by the Funds. In consideration of services rendered and expenses assumed pursuant to this agreement, each Fund pays HFMC a fee calculated at the following annual rate based on its average daily net assets shown below.

Balanced Income Fund, Capital Appreciation Fund, Global Capital Appreciation Fund, Growth Opportunities Fund, Global All-Asset Fund, Multi-Asset Income Fund, Small Company Fund, Strategic Income Fund, Total Return Bond Fund, and World Bond Fund

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.022%
Next $3.5 billion	0.018%
Amount Over $7 billion	0.015%

Balanced Fund, Core Equity Fund, Dividend and Growth Fund, Emerging Markets Equity Fund, Emerging Markets Local Debt Fund, Environmental Opportunities Fund, Equity Income Fund, Floating Rate Fund, Floating Rate High Income Fund, Global Equity Income Fund, Global Real Asset Fund, Healthcare Fund, High Yield Fund, Inflation Plus Fund, International Equity Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, Long/Short Global Equity Fund, MidCap Fund, MidCap Value Fund, Quality Bond Fund, Real Total Return Fund, Short Duration Fund, Small Cap Core Fund, Small Cap Growth Fund and Quality Value Fund

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Amount Over $7 billion	0.010%

Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.014%
Next $3.5 billion	0.012%
Amount Over $7 billion	0.010%

100

The following tables reflect the amounts paid for fund accounting services for the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014.

FUND NAME	GROSS FEES 2016	EXPENSE REIMBURSEMENT 2016	NET PAID 2016
Balanced Fund	$144,853	$-	$144,853
Balanced Income Fund	$1,371,693	$-	$1,371,693
Capital Appreciation Fund	$1,515,696	$-	$1,515,696
Checks and Balances Fund	$224,969	$-	$224,969
Conservative Allocation Fund	$18,292	$-	$18,292
Core Equity Fund	$266,954	$-	$266,954
Dividend and Growth Fund	$1,010,346	$-	$1,010,346
Emerging Markets Equity Fund	$23,724	$-	$23,724
Emerging Markets Local Debt Fund	$30,172	$-	$30,172
Environmental Opportunities Fund*	$4,789	$-	$4,789
Equity Income Fund	$431,114	$-	$431,114
Floating Rate Fund	$712,239	$-	$712,239
Floating Rate High Income Fund	$55,909	$-	$55,909
Global All-Asset Fund	$91,743	$-	$91,743
Global Capital Appreciation Fund	$152,759	$-	$152,759
Global Equity Income Fund	$27,684	$-	$27,684
Global Real Asset Fund	$65,717	$-	$65,717
Growth Allocation Fund	$90,726	$-	$90,726
Growth Opportunities Fund	$559,674	$-	$559,674
Healthcare Fund	$219,817	$-	$219,817
High Yield Fund	$66,909	$-	$66,909
Inflation Plus Fund	$92,233	$-	$92,233
International Equity Fund	$6,053	$-	$6,053
International Growth Fund	$40,764	$-	$40,764
International Opportunities Fund	$347,985	$-	$347,985
International Small Company Fund	$80,944	$-	$80,944
International Value Fund	$231,902	$-	$231,902
Long/Short Global Equity Fund	$6,134	$-	$6,134
MidCap Fund	$651,613	$-	$651,613
MidCap Value Fund	$61,730	$-	$61,730
Moderate Allocation Fund	$66,792	$-	$66,792
Multi-Asset Income Fund	$14,985	$-	$14,985
Municipal Income Fund	$2,566	$-	$2,566
Municipal Opportunities Fund	$115,401	$-	$115,401
Municipal Real Return Fund	$27,117	$-	$27,117
Municipal Short Duration Fund	$2,942	$-	$2,942
Quality Bond Fund	$15,755	$-	$15,755
Quality Value Fund	$35,133	$-	$35,133
Real Total Return Fund	$31,739	$-	$31,739
Short Duration Fund	$168,366	$-	$168,366
Small Cap Core Fund	$23,494	$-	$23,494
Small Cap Growth Fund	$145,271	$-	$145,271
Small Company Fund	$88,833	$-	$88,833
Strategic Income Fund	$79,920	$-	$79,920
Total Return Bond Fund	$387,877	$-	$387,877
World Bond Fund	$711,244	$-	$711,244

*  The information presented above is from February 29, 2016 (commencement of operations) through October 31, 2016.

101

FUND NAME	GROSS FEES 2015	EXPENSE REIMBURSEMENT 2015	NET PAID 2015
Balanced Fund	$137,292	$-	$137,292
Balanced Income Fund	$1,177,304	$-	$1,177,304
Capital Appreciation Fund	$1,724,332	$-	$1,724,332
Checks and Balances Fund	$232,366	$-	$232,366
Conservative Allocation Fund	$22,134	$-	$22,134
Core Equity Fund	$42,638	$-	$42,638
Dividend and Growth Fund	$1,050,696	$-	$1,050,696
Emerging Markets Equity Fund	$48,242	$-	$48,242
Emerging Markets Local Debt Fund	$70,658	$-	$137,292
Equity Income Fund	$447,656	$-	$447,656
Floating Rate Fund	$943,186	$-	$943,186
Floating Rate High Income Fund	$85,144	$-	$85,144
Global All-Asset Fund	$103,362	$-	$103,362
Global Capital Appreciation Fund	$195,520	$-	$195,520
Global Equity Income Fund	$52,931	$-	$52,931
Global Real Asset Fund	$89,551	$-	$89,551
Growth Allocation Fund	$106,275	$-	$106,275
Growth Opportunities Fund	$521,549	$-	$521,549
Healthcare Fund	$192,200	$-	$192,200
High Yield Fund	$76,950	$-	$76,950
Inflation Plus Fund	$125,751	$-	$125,751
International Equity Fund	$6,692	$-	$6,692
International Growth Fund	$41,348	$-	$41,348
International Opportunities Fund	$275,953	$-	$275,953
International Small Company Fund	$54,613	$-	$54,613
International Value Fund	$176,917	$-	$176,917
Long/Short Global Equity Fund	$4,982	$-	$4,982
MidCap Fund	$566,332	$-	$566,332
MidCap Value Fund	$69,852	$-	$69,852
Moderate Allocation Fund	$80,939	$-	$80,939
Multi-Asset Income Fund	$28,008	$-	$28,008
Municipal Income Fund*	$774	$-	$774
Municipal Opportunities Fund	$77,864	$-	$77,864

102

FUND NAME	GROSS FEES 2015	EXPENSE REIMBURSEMENT 2015	NET PAID 2015
Municipal Real Return Fund	$27,996	$-	$27,996
Municipal Short Duration Fund*	$819	$-	$819
Quality Bond Fund	$4,208	$-	$4,208
Quality Value Fund	$43,654	$-	$43,654
Real Total Return Fund	$28,038	$-	$28,038
Short Duration Fund	$151,982	$-	$151,982
Small Cap Core Fund	$10,404	$-	$10,404
Small Cap Growth Fund	$158,945	$-	$158,945
Small Company Fund	$132,009	$-	$132,009
Strategic Income Fund	$78,084	$-	$78,084
Total Return Bond Fund	$369,554	$-	$369,554
World Bond Fund	$683,071	$-	$683,071

*  The information presented above is from May 29, 2015 (commencement of operations) through October 31, 2015.

103

FUND NAME	GROSS FEES 2014	EXPENSE REIMBURSEMENT 2014	NET PAID 2014
Balanced Fund	$124,884	$-	$124,884
Balanced Income Fund	$925,516	$-	$925,516
Capital Appreciation Fund	$1,806,194	$-	$1,806,194
Checks and Balances Fund	$223,275	$-	$223,275
Conservative Allocation Fund	$26,441	$-	$26,441
Core Equity Fund	$21,758	$-	$21,758
Dividend and Growth Fund	$1,046,406	$-	$1,046,406
Emerging Markets Equity Fund	$59,066	$-	$59,066
Emerging Markets Local Debt Fund	$73,727	$-	$73,727
Equity Income Fund	$429,472	$-	$429,472
Floating Rate Fund	$1,171,704	$-	$1,171,704
Floating Rate High Income Fund	$90,642	$-	$90,642
Global All-Asset Fund	$139,259	$-	$139,259
Global Capital Appreciation Fund	$172,073	$-	$172,073
Global Equity Income Fund	$28,623	$-	$28,623
Global Real Asset Fund	$122,466	$-	$122,466
Growth Allocation Fund	$113,450	$-	$113,450
Growth Opportunities Fund	$392,385	$-	$392,385
Healthcare Fund	$116,420	$-	$116,420
High Yield Fund	$91,639	$-	$91,639
Inflation Plus Fund	$166,033	$-	$166,033
International Equity Fund	$6,113	$-	$6,113
International Growth Fund	$27,305	$-	$27,305
International Opportunities Fund	$277,821	$-	$277,821
International Small Company Fund	$58,720	$-	$58,720
International Value Fund	$51,022	$-	$51,022
Long/Short Global Equity Fund**	$661	$-	$661
MidCap Fund	$486,968	$-	$486,968
MidCap Value Fund	$65,342	$-	$65,342
Moderate Allocation Fund	$92,624	$-	$92,624
Multi-Asset Income Fund ***	$11,636	$-	$11,636
Municipal Opportunities Fund	$59,399	$-	$59,399
Municipal Real Return Fund	$29,088	$-	$29,088
Quality Bond Fund	$3,645	$-	$3,645
Quality Value Fund	$38,668	$-	$38,668
Real Total Return Fund*	$27,826	$-	$27,826
Short Duration Fund	$147,751	$-	$147,751
Small Cap Core Fund	$10,093	$-	$10,093
Small Cap Growth Fund	$95,407	$-	$95,407
Small Company Fund	$127,935	$-	$127,935
Strategic Income Fund	$98,894	$-	$98,894
Total Return Bond Fund	$329,921	$-	$329,921
World Bond Fund	$463,843	$-	$463,843

* The information presented above is from November 29, 2013 (commencement of operations) through October 31, 2014.

** The information presented above is from August 29, 2014 (commencement of operations) through October 31, 2014.

*** The information presented above is from April 30, 2014 (commencement of operations) through October 31, 2014.

TRANSFER AGENT

HASCO, located at 690 Lee Road, Wayne, PA 19087, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, maintains records of account, and provides oversight of service providers and financial intermediaries providing sub-transfer agency, sub-accounting, and similar shareholder services on behalf of Fund shareholders. An Amended and Restated Transfer Agency and Service Agreement provides the terms pursuant to which HASCO provides such services to each Fund and the terms pursuant to which each Fund pays compensation to HASCO for providing such services. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. BFDS is located at 2000 Crown Colony Drive, Quincy, MA 02169. In addition to BFDS, HASCO may also designate other service providers as sub-agent to perform or provide shareholder services for each Fund, provided that such sub-agents do not provide distribution services for such Fund.

104

In addition, HASCO designates certain financial intermediaries that maintain Fund shareholder accounts in either an omnibus or networked arrangement with HASCO. Under these arrangements, the financial intermediaries may provide both distribution services and sub-transfer agency (non-distribution) services. For providing such services, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund, including: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. The transfer agency fee payable by each Fund to HASCO is subject to certain expense limitation arrangements that are included in the Amended and Restated Transfer Agency and Service Agreement and are contractually binding on HASCO. Each Fund does not pay any fee directly to BFDS (or any other sub-agent of HASCO) or to financial intermediaries for providing sub-transfer agency services; rather, HASCO makes all such payments to BFDS (any other designated sub-agent) and financial intermediaries. In some cases, HFMC and/or its affiliates may make additional compensation payments out of their own assets (and not as an expense of the Funds) to financial intermediaries – please see the sub-section titled “DISTRIBUTION ARRANGEMENTS – ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES” for more information.

PORTFOLIO MANAGERS

HFMC manages the Funds of Funds. The portfolio managers for these Funds receive a salary and their compensation is not tied to the performance of any Fund.

OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY HFMC PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the portfolio managers and assets under management in those accounts as of October 31, 2016:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Vernon Meyer	0	(a)	$0	0	$0	0	$0
Allison Mortensen	0	(a)	$0	0	$0	0	$0

(a) In addition to the registered investment company accounts listed above, each portfolio manager manages more than one Hartford Fund (Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund). Assets under management in those Funds total approximately $1.81 billion, $143 million, $708 million and $516 million, respectively.

CONFLICTS OF INTEREST

Management of the Funds of Funds entails potential conflicts of interest because each Fund invests in affiliated Underlying Funds. Certain Underlying Funds may be more profitable or provide other benefits to HFMC and/or its affiliates than others, and HFMC may, therefore, have an incentive to allocate more of the Fund’s assets to Underlying Funds that are more profitable or provide other benefits. However, HFMC has adopted a conflict of interests policy to mitigate these risks and believes there are minimal conflicts of interest because of how the Funds are managed.

EQUITY SECURITIES BENEFICIALLY OWNED BY HFMC PORTFOLIO MANAGER

As of October 31, 2016, the portfolio managers did not own shares of the Funds.

105

OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The following table lists the number and types of other accounts sub-advised or managed by Wellington Management portfolio managers and assets under management in those accounts as of October 31, 2016, except as otherwise noted:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES		ASSETS MANAGED (in millions)		OTHER ACCOUNTS		ASSETS MANAGED (in millions)
Kenneth L. Abrams	3	(1)	$3,855	7			$1,005	14	(1)		$2,501
Mario E. Abularach	8		$4,729	1			$9	6	(2)		$452
Steven C. Angeli	11		$2,267	20	(3)		$1,896	17	(3)		$1,253
Michael Bacevich	0	(a)	$0	0			$0	0			$0
Matthew G. Baker*	[___]	(q)	[$______]	[___]		$	[___]	[___]		$	[___]
Jay Bhutani	3		$412	4			$174	3			$0.089
John A. Boselli	3		$3,160	8			$938	15			$4,109
Edward P. Bousa	5	(5)	$68,934	12	(5)		$3,008	20	(5)		$4,569
Robert D. Burn	18	(b)	$23,762	18			$2,891	36			$20,589
Michael T. Carmen	14		$6,894	19	(6)		$1,803	12	(6)		$1,663
Mammen Chally	12	(c)	$6,624	4			$149	10			$961
David Chang	2		$25	17	(7)		$3,775	3	(7)		$240
Nicolas M. Choumenkovitch	8		$3,084	13	(8)		$3,069	33	(8)		$13,971
Brian Conroy	3		$95	7			$33	5			$184
Andrew M. Corry	7		$1,290	12	(9)		$1,703	10	(9)		$1,700
Robert L. Deresiewicz	9		$313	27	(10)		$1,162	41	(10)		$725
David J. Elliott	4	(d)	$950	23	(11)		$1,306	11	(11)		$1,735
Scott M. Elliott	0		$0	10			$7,164	3			$591
Ann C. Gallo	11		$359	38	(12)		$3,326	66	(12)		$1,828
Gregory J. Garabedian	1		$4	1			$6	0			$0
Michael F. Garrett	12		$30,662	12			$2,212	19	(13)		$8,337
Brian M. Garvey	2	(e)	$171	12			$9,504	0			$0
Campe Goodman	17	(f)	$23,727	19			$2,987	36			$20,589
Stephen A. Gorman	1		$39	6			$1,491	12			$2,481
Karen H. Grimes	6	(g)	$5,091	3			$694	3	(14)		$374
Timothy D. Haney	0	(h)	$0	0			$0	104			$38,694
Martin Harvey	0		$0	0			$0	0			$0
Michael T. Henry	0		$0	8	(15)		$2,028	15	(15)		$4,020
Alan Hsu	5		$111	5			$28	21	(16)		$164
Jean M. Hynes	6	(17)	$43,891	23	(17)		$3,966	25	(17)		$2,125
Adam H. Illfelder	0		$0	0			$0	0			$0
Christopher A. Jones	10		$2,022	17	(18)		$2,271	26	(18)		$3,853
Brij S. Khurana	1		$0.1	2			$36	0			$0
G. Thomas Levering	8		$248	25			$994	58	(19)		$1,243
Brad W. Libby	0	(i)	$0	1			$8	3			$251
Ian R. Link	6	(j)	$2,640	7	(20)		$1,503	15	(20)		$4,198
Mark T. Lynch	5		$386	16	(21)		$4,182	2			$85
Daniel Maguire	3		$284	5			$145	10	(22)		$815
David B. Marshak	15		$1,138	9			$209	11			$227
Joseph F. Marvan	16	(k)	$23,172	20			$3,320	60			$45,648
Kirk J. Mayer	10		$371	34	(23)		$1,266	73	(23)		$1,514
Douglas W. McLane	1		$61	0			$0	0			$0
Loren L. Moran	3		$61,746	0			$0	0			$0
James N. Mordy	10	(l)(25)	$15,042	4			$552	7	(25)		$1,232
Stephen Mortimer	12		$6,563	3			$151	7	(2)		$923
Kevin Murphy	0		$0	1			$8	1			$365
Evan J. Ouellette	0		$0	9			$1,859	14	(26)		$3,987
Saul J. Pannell	1	(m)	$1,586	3	(28)		$1,074	3	(28)		$448

106

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES		ASSETS MANAGED (in millions)	OTHER ACCOUNTS		ASSETS MANAGED (in millions)
Val Petrov	3		$285	5		$1,661	1		$18
W. Michael Reckmeyer, III	10	(n)(29)	$36,746	0		$0	6		$1,446
Philip W. Ruedi	5		$2,799	4		$1,074	13		1,914
James H. Shakin	7		$1,290	7	(30)	$1,174	11	(30)	$1,783
David A. Siegle	0		$0	0		$0	0		$0
Scott I. St. John	13		$15,123	15		$4.17	85	(31)	32,929
Timothy E. Smith	7		$7,063	11	(32)	$7,401	54	(32)	$11,897
Michael E. Stack	7	(33)	$69,672	0		$0	4		$8,637
Kent M. Stahl	10	(o)	$11,631	5		$381	3	(34)	$4,420
Tara C. Stilwell	8	(p)	$3,139	12	(35)	$3,065	34	(35)	$13,934
Mark H. Sullivan	5		$1,813	47	(36)	$18,915	66	(36)	$27,955
Gregg R. Thomas	10	(o)	$11,631	6	(37)	$1,065	3	(37)	$4,420
Simon H. Thomas	2	(38)	$874	9		$831	6		$605
Donald S. Tunnell	3		$1,526	13	(39)	$863	6		$560
James W. Valone	2		$550	27	(40)	$12,886	27	(40)	$12,853
Mark E. Vincent	0		$0	0		$0	0		$0
Mark A. Whitaker	6		$2,182	6		$1,244	13		$1,914
Lutz-Peter Wilke	1		$120	1		$6	0		$0

* Information provided as of [September 30, 2017]

(a) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Floating Rate Fund and Floating Rate High Income Fund. Assets under management in those Funds total approximately $4.09 billion and $399 million, respectively, as of October 31, 2016.

(b) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Strategic Income Fund, Total Return Bond Fund and Unconstrained Bond Fund. Assets under management in those Funds total approximately $414 million, $3.44 billion and $140 million, respectively, as of October 31, 2016.

(c) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Core Equity Fund, Small Company Fund and Small Cap Growth Fund. Assets under management in those Funds total approximately $2.36 million, $503 million and $856 million, respectively, as of October 31, 2016.

(d) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Emerging Markets Equity Fund, Multi-Asset Income Fund, Small Cap Growth Fund and Small Cap Core Fund. Assets under management in those Funds total approximately $83 million, $82 million, $856 million and $171 million, respectively, as of October 31, 2016.

(e) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Global All-Asset Fund and Global Real Asset Fund. Assets under management in those Funds total approximately $430 million and $268 million, respectively, as of October 31, 2016.

(f) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Multi-Asset Income Fund, Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund. Assets under management in those Funds total approximately $82 million, $414 million, $3.44 billion, and $140 million, respectively, as of October 31, 2016.

(g) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Balanced Fund, Balanced Income Fund, and Equity Income Fund. Assets under management in those Funds total approximately $812 million, $9.04 billion and $372 billion, respectively, as of October 31, 2016.

(h) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund. Assets under management in those Funds total approximately $20 million, $776 million, $176 million and $19 million, respectively, as October 31, 2016.

(i) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund. Assets under management in those Funds total approximately $20 million, $776 million, $176 million and $19 million, respectively, as of October 31, 2016.

(j) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Balanced Income Fund, Equity Income Fund, and Global Equity Income Fund. Assets under management in those Funds total approximately $9.04 billion, $3.72 billion, and $138 million, respectively, as of October 31, 2016.

(k) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Inflation Plus Fund, Municipal Real Return Fund, Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund). Assets under management in those Funds total approximately $626 million, $176 million, $414 million, $3.44 billion, and $140 million, respectively, as of October 31, 2016.

(l) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: MidCap Value Fund and Quality Value Fund. Assets under management in those Funds total approximately $485 million and $245 million, respectively, as of October 31, 2016.

(m) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Capital Appreciation Fund and Global Capital Appreciation Fund. Assets under management in those Funds total approximately $8.65 billion and $1.05 billion, respectively, as of October 31, 2016.

(n) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Balanced Income Fund, Equity Income Fund and Global Equity Income Fund. Assets under management in those Funds total approximately $9.04 billion, $3.72 billion and $138 million, respectively, as of October 31, 2016.

(o) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: Capital Appreciation Fund, Global Capital Appreciation Fund, and International Equity Fund. Assets under management in those Funds total approximately $8.65 billion, $1.05 billion and $30 million, respectively, as of October 31, 2016.

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(p) In addition to the registered investment company accounts listed above, this portfolio manager served as the portfolio manager to the following Funds as of October 31, 2016: International Growth Fund and International Opportunities Fund. Assets under management in those Funds total approximately $199 million and $2.28 billion, respectively, as of October 31, 2016.

(q) [In addition to the registered investment company accounts listed above, this portfolio manager serves as the portfolio manager to the following Funds effective November 1, 2017: Dividend and Growth Fund and Quality Value Fund. Assets under management in those Funds total approximately $[___] and $[__], respectively, as of [September 30, 2017].

(1) The advisory fee for one of these registered investment companies and one of these other accounts is based upon performance. Assets under management in that registered investment company and that other account total approximately $3.59 billion and $31 million, respectively.

(2) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $2 million.

(3) The advisory fee for nine of these other pooled investment vehicles and two of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $1.14 billion and $403 million, respectively.

(4) Reserved

(5) The advisory fee for two of these registered investment company accounts, one of these other pooled investment vehicles and two of these other accounts is based upon performance. Assets under management in those registered investment company accounts, that other pooled investment vehicle and those other accounts total approximately $60.50 billion, $17 million and $666 million, respectively.

(6) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and that other account total approximately $393 million and $595 million, respectively.

(7) The advisory fee for four of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $370 million and $108 million, respectively.

(8) The advisory fee for two of these other pooled investment vehicles and five of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $102 million and $6.50 billion, respectively.

(9) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and that other account total approximately $65 million and $540 million, respectively.

(10) The advisory fee for five of these other pooled investment vehicles and four of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $243 million and $352 million.

(11) The advisory fee for three of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $263 million and $195 million, respectively.

(12) The advisory fees for four of these other pooled investment vehicles and eleven of these other accounts is based upon performance. Assets under management in those pooled investment vehicles and other accounts total approximately $553 million and $693 million, respectively.

(13) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $539 million.

(14) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $327 million.

(15) The advisory fee for one of these other pooled investment vehicles and five of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and those other accounts total approximately $216 and $1.27 billion, respectively.

(16) The advisory fee for three of these other accounts is based upon performance. Assets under management in those other accounts total approximately $3 million.

(17) The advisory fee for one of these registered investment company accounts, nine of these other pooled investment vehicles and seven of these other accounts is based upon performance. Assets under management in that registered investment company account, those other pooled investment vehicles and other accounts total approximately $43.70 billion, $1.02 billion and $1.18 billion, respectively.

(18) The advisory fee for two of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $254 million and $281 million, respectively.

(19) The advisory fee for fifteen of these other accounts is based upon performance. Assets under management in those other accounts total approximately $487 million.

(20) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other account and that other pooled investment vehicle total approximately $6 million and $255 million, respectively.

(21) The advisory fee for nine of these other pooled investment vehicles is based upon performance. Assets under management in those other pooled investment vehicles total approximately $2.48 billion.

(22) The advisory fee for two of these other accounts is based upon performance. Assets under management in those other accounts total approximately $210 million.

(23) The advisory fee for four of these other pooled investment vehicles and thirteen of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $288 million and $665 million, respectively.

(24) Reserved

(25) The advisory fee for one of these registered investment company accounts and one of these other accounts is based upon performance. Assets under management in that registered investment company account and that other account total approximately $11.49 billion and $24 million, respectively.

(26) The advisory fee for four of these other accounts is based upon performance. Assets under management in those other accounts total approximately $1.24 billion.

(27) Reserved

(28) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and that other account total approximately $774 million and $293 million, respectively.

(29) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total approximately $33.36 billion.

(30) The advisory fee for two of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $70 million and $540 million, respectively.

(31) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $365 million.

(32) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and that other account total approximately $82 million and $30 million, respectively.

(33) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total approximately $64.87 billion.

(34) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $2.07 billion.

(35) The advisory fee for one of these other pooled investment vehicles and five of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and those other accounts total approximately $98 million and $6.50 billion, respectively.

(36) The advisory fee for fourteen of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicle and that other account total approximately $8.38 billion and $3.84 billion, respectively.

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(37) The advisory fee for two of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $690 million and $2.07 billion, respectively.

(38) The advisory fees for one of these registered investment company accounts is based upon performance. Assets under management in that registered investment company account total approximately $802 million.

(39) The advisory fee for three of these other pooled investment vehicles is based upon performance. Assets under management in those other pooled investment vehicles total approximately $263 million.

(40) The advisory fee for three of these other pooled investment vehicles and six of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $1.73 billion and $1.63 billion, respectively.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio managers listed in the prospectuses who are primarily responsible for the daily investment of the assets of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may engage in transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the investors in the other accounts may have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. The Investment Professionals may also manage accounts that pay performance allocations to Wellington Management or its affiliates (as indicated in the notes to the chart above entitled “Other Accounts Sub-Advised or Managed by Wellington Management Portfolio Managers). Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. For this reason, Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and HFMC on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2016.

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Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (“Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional managing a Hartford Fund, with the exception of Peter Wilke, Kent Stahl and Gregg Thomas, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Most Investment Professionals’ incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. The following individuals are Partners as of January 1, 2017:

Kenneth L. Abrams

Steven C. Angeli

Mario E. Abularach

Matthew G. Baker

John A. Boselli

Edward P. Bousa

Michael T. Carmen

Mammen Chally

David Chang

Nicolas M. Choumenkovitch

Andrew Corry

Robert L. Deresiewicz

David J. Elliott

Scott M. Elliott

Ann C. Gallo

Michael Garrett

Brian M. Garvey

Campe Goodman

Stephen A. Gorman

Karen H. Grimes

Timothy D. Haney

Jean M. Hynes

Christopher A. Jones

Ian R. Link

Mark T. Lynch

Dan Maguire

Joseph F. Marvan

Kirk J. Mayer*

James N. Mordy

Stephen Mortimer

David Palmer

Saul J. Pannell*

W. Michael Reckmeyer, III

Philip W. Ruedi

James H. Shakin

Timothy E. Smith

Scott I. St. John

Michael E. Stack

Kent M. Stahl

Tara C. Stilwell

Mark H. Sullivan

Gregg R. Thomas

Simon H. Thomas

Donald S. Tunnell

James W. Valone

Mark A. Whitaker

* Messrs. Mayer and Pannell announced their plan to withdraw from the partnership of withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management.

Wellington Management’s incentive payments to the following Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group as of October 31, 2016 which are used to measure one, three and five year performance, except where noted:

FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Balanced Fund	S&P 500 Index (Grimes and Illfelder(2)) Lipper Large Cap Core (Grimes and Illfelder(2)) Bloomberg Barclays US Government/Credit (Stack and Moran(2))
Balanced Income Fund

Russell 1000 Value Index (Reckmeyer, Grimes and Link)

Lipper Equity Income (Reckmeyer, Grimes and Link)

Bloomberg Barclays Corporate (80%); Bloomberg Barclays HY 2% Issuer Capped (10%); JP Morgan Emerging Markets Bond Index Plus (10%) (St. John)

Capital Appreciation Fund	Russell 3000 Index (Pannell) Lipper Multicap Core (Pannell)
Core Equity Fund	S&P 500 Index Lipper Large Cap Core

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FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Dividend and Growth Fund(3)	S&P 500 Index Morningstar Large Cap Value
Emerging Markets Equity Fund(4)	MSCI Emerging Markets Index Lipper Emerging Markets Funds
Emerging Markets Local Debt Fund	JP Morgan Government Bond Index - Emerging Markets Global Diversified (70%); JP Morgan Corporate Emerging Market Bond Index-Broad Diversified (30%); JP Morgan Government Bond Index – Emerging Markets Global Diversified Currency Return (30%)
Environmental Opportunities Fund	MSCI Global Environment Index
Equity Income Fund	Russell 1000 Value Index Lipper Equity Income
Floating Rate Fund	Credit Suisse Leveraged Loan Index Lipper Loan Participation Funds
Floating Rate High Income Fund	Credit Suisse Leveraged Loan Index Lipper Loan Participation Funds
Global All-Asset Fund	MSCI All Country World Index (60%); Bloomberg Barclays Global Aggregate Bond Hedged USD Index (40%)
Global Capital Appreciation Fund(4), (5)	MSCI All Country World Index (Pannell) Lipper Global Multi-Cap Core (Pannell)
Global Equity Income Fund	MSCI All Country World Index Libber Global Equity Income
Global Real Asset Fund(6)

MSCI All Country World Commodity Producers (55%); Bloomberg Barclays US TIPS 1-10 Years Index (35%); Bloomberg Commodity Total Return (10%) (Elliott and Garvey)

MSCI All Country World Commodity Energy Sector Index (Bhutani)

Bloomberg Commodity Index Total Return (Chang)

Growth Opportunities Fund	Russell 3000 Growth Index Lipper Multicap Growth
Healthcare Fund(7)	S&P Composite 1500 Health Care Index Lipper Global Health/ Biotechnology
High Yield Fund	Bloomberg Barclays High Yield Corporate Lipper High Current Yield
Inflation Plus Fund	Bloomberg Barclays US TIPS Index Lipper TIPS
International Growth Fund(8)	MSCI All Country World ex US Growth Index (Boselli) Lipper International Multi-Cap Growth (Boselli) MSCI All Country World ex USA Index (Stilwell)
International Opportunities Fund	MSCI All Country World ex US Index Lipper International Large Cap Core
International Small Company Fund	S&P Developed EPAC Small Cap
International Value Fund	MSCI EAFE Value Index Lipper International Multi-Cap Value
Long/Short Global Equity Fund	MSCI All Country World Small Cap Index (60%) Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (40%)
MidCap Fund	S&P MidCap 400 Index Lipper MidCap Core
MidCap Value Fund	Russell 2500 Value Index Lipper Mid Cap Value
Multi-Asset Income Fund

CSFB Leveraged Loan Index (33.34%); JP Morgan Emerging Markets Bond Index Plus (33.3%); Bank of America Merrill Lynch Global High Yield Constrained USD Hedged (33.3%) (Goodman)

MSCI All Country World (Elliott, D.)

Municipal Income Fund	Bloomberg Barclays US Municipal Bond Index
Municipal Opportunities Fund(9)	Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) (80%) and Bloomberg Barclays High Yield Municipal (20%) Lipper Intermediate Municipal Debt
Municipal Real Return Fund	Bloomberg Barclays Municipal 1-15 Year Blend (1-17) (100%) and Bloomberg Barclays Inflation Swap 5 Year Zero Coupon USD (71% overlay)
Municipal Short Duration Fund	Bloomberg Barclays Municipal Bond Short 1-5 Year Index
Quality Bond Fund	Bloomberg Barclays U.S. Aggregate Bond Index (50%) and Bloomberg Barclays U.S. MBS Fixed Rate Index (50%)

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FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Quality Value Fund(10)	[___]
Real Total Return Fund	Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
Short Duration Fund	Bloomberg Barclays 1-3 Year Government/Credit Index (50%); Bloomberg Barclays 1-5 Year Credit Index (35%); Credit Suisse Leveraged Loan Index (15%) Lipper Short Investment Grade Debt
Small Company Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Small Cap Core Fund(11)	Russell 2000 Index Lipper Small Cap Core
Small Cap Growth Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Strategic Income Fund(12)

Bloomberg Barclays Global Treasury 1-10 (unhedged) (33.33%); Bloomberg Barclays Emerging Markets USD Sovereign BBB+ and lower (33.33%); Bloomberg Barclays High Yield 2% Issuer Capped (33.33%)

Lipper Multi-Sector Income

Total Return Bond Fund	Bloomberg Barclays US Aggregate Bond Index ; Lipper Core Bond Funds
World Bond Fund	Bloomberg Barclays Global Aggregate Index ex JPY Index (50%); Citigroup World Government Bond Index non-JPY in USD Index (50%)

(1)	For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.
(2)	As of March 1, 2017
(3)	Effective April 1, 2016, Morningstar Large Cap Value peer group replaced the Lipper Equity Income peer group.
(4)	The benchmark/peer groups are weighted 90%/10%, respectively.
(5)	Prior to March 1, 2014, the peer group for all managers, except Stahl and Thomas, was the Lipper Multi-Cap Core.
(6)	Prior to March 1, 2014, the benchmark for Messrs. Elliott and Garvey was 55% - MSCI All Country World Sector indices: (33%) Energy, (16.5%) Metals & Mining, (5.5%) Agricultural/Chemicals and Forest, Paper and Products); 35% - Bloomberg Barclays US TIPS 1 -10 year; 10% - GSCI Commodity Equal Sector Weight and the benchmark for Bhutani was MSCI All Country World Energy Index.
(7)	Effective April 1, 2016, the S&P Composite 1500 Health Care Index replaced the S&P North American Health Care Sector Index.
(8)	Prior to February 1, 2014, the benchmark for Mr. Boselli was MSCI EAFE Growth.
(9)	Prior to July 1, 2014, Lipper General & Insured Municipal Debt Funds Average.
(10)	As of [September 30, 2017]
(11)	Prior to July 13, 2015, the benchmark was Russell 2500.
(12)	The benchmark/peer groups are weighted 80%/20%, respectively.

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by Wellington Management managers in each Fund they manage are as follows for the fiscal year ended October 31, 2016, except as indicated below:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Kenneth L. Abrams	Long/Short Global Equity Fund	Over $1,000,000
Mario E. Abularach	Growth Opportunities Fund	None
Steven C. Angeli	Small Company Fund	$100,001-$500,000
Michael Bacevich	Floating Rate Fund Floating Rate High Income Fund	$100,001-$500,000 $100,001-$500,000
Matthew Baker*	Dividend and Growth Fund Quality Value Fund	None [___]
Jay Bhutani	Global Real Asset Fund	None
John A. Boselli	International Growth Fund	$100,001-$500,000
Edward P. Bousa	Dividend and Growth Fund	Over $1,000,000
Robert D. Burn	Strategic Income Fund Total Return Bond Fund	$10,001-$50,000 $10,001-$50,000
Michael T. Carmen	Growth Opportunities Fund	Over $1,000,000
Mammen Chally	Core Equity Fund Small Company Fund Small Cap Growth Fund	$500,001- $1,000,000 None $100,001-$500,000
David Chang	Global Real Asset Fund	None

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PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Nicolas M. Choumenkovitch	International Opportunities Fund	$100,001-$500,000
Brian Conroy	Quality Bond Fund	$10,001-$50,000
Andrew M. Corry	International Value Fund	$50,001-$100,000
Robert L. Deresiewicz	Healthcare Fund	$10,001-$50,000
David J. Elliott	Emerging Markets Equity Fund Multi-Asset Income Fund Small Cap Core Fund Small Cap Growth Fund	None None None None
Scott M. Elliott	Global Real Asset Fund	Over $1,000,000
Ann C. Gallo	Healthcare Fund	$50,001-$100,000
Gregory J. Garabedian	MidCap Value Fund	None
Michael F. Garrett	Quality Bond Fund	$50,001-$100,000
Brian M. Garvey	Global All-Asset Fund Global Real Asset Fund	None None
Campe Goodman	Multi-Asset Income Fund Strategic Income Fund Total Return Bond Fund	$10,001-$50,000 $100,001-$500,000 $10,001-$50,000
Stephen A. Gorman	Real Total Return Fund	None
Karen H. Grimes	Balanced Fund Balanced Income Fund Equity Income Fund	None $100,001-$500,000 None
Timothy D. Haney	Municipal Income Fund Municipal Opportunities Fund Municipal Real Return Fund Municipal Short Duration Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000
Martin Harvey	World Bond Fund	None
Michael T. Henry	Emerging Markets Local Debt Fund	None
Alan Hsu	Environmental Opportunities Fund	$100,001-$500,000
Jean M. Hynes	Healthcare Fund	Over $1,000,000
Adam H. Illfelder	Balanced Fund	None
Christopher A. Jones	High Yield Fund	$100,001-$500,000
Brij S. Khurana	Global All-Asset Fund	None
G. Thomas Levering	Environmental Opportunities Fund	$500,001- $1,000,000
Brad W. Libby	Municipal Income Fund Municipal Opportunities Fund Municipal Real Return Fund Municipal Short Duration Fund	$1-$10,001 $1-$10,001 $1-$10,001 $1-$10,001
Ian R. Link	Balanced Income Fund Equity Income Fund Global Equity Income Fund	None $100,001-$500,000 $100,001-$500,000
Mark. T Lynch	Global All-Asset Fund	None
Daniel Maguire	International Small Company Fund	None
David B. Marshak	High Yield Fund	$10,001-$50,000
Joseph F. Marvan	Inflation Plus Fund Municipal Real Return Fund Strategic Income Fund Total Return Bond Fund	None None None $100,001-$500,000
Kirk J. Mayer	Healthcare Fund	None
Douglas W. McLane	Core Equity Fund Small Cap Growth Fund	$50,001-$100,000 $10,001-$50,000
Loren L. Moran	Balanced Fund	None
James N. Mordy	MidCap Value Fund	Over $1,000,000
Stephen Mortimer	Growth Opportunities Fund	$500,001- $1,000,000
Kevin Murphy	Emerging Markets Local Debt Fund	None
Evan J. Ouellette	Emerging Markets Local Debt Fund	None

113

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Saul J. Pannell	Capital Appreciation Fund Global Capital Appreciation Fund	Over $1,000,000 Over $1,000,000
Val Petrov	Quality Bond Fund	$100,001-$500,000
W. Michael Reckmeyer, III	Balanced Income Fund Equity Income Fund Global Equity Income Fund	$100,001-$500,000 $100,001-$500,000 None
Philip W. Ruedi	MidCap Fund	$100,001-$500,000
James H. Shakin	International Value Fund	$100,001-$500,000
David A. Siegle	Core Equity Fund Small Cap Growth Fund	$10,001-$50,000 None
Scott I. St. John	Balanced Income Fund	$100,001-$500,000
Timothy E. Smith	Short Duration Fund	$10,001-$50,000
Michael E. Stack	Balanced Fund	$50,001-$100,000
Kent M. Stahl	Capital Appreciation Fund Global Capital Appreciation Fund International Equity Fund	$100,001-$500,000 Over $1,000,000 None
Tara C. Stilwell	International Growth Fund International Opportunities Fund	None $1-$10,001
Mark H. Sullivan	World Bond Fund	$500,001- $1,000,000
Gregg R. Thomas	Capital Appreciation Fund Global Capital Appreciation Fund International Equity Fund	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000
Simon H. Thomas	International Small Company Fund	$100,001-$500,000
Donald S. Tunnell	Long/Short Global Equity Fund	$50,001-$100,000
James W. Valone	Emerging Markets Local Debt Fund	$100,001-$500,000
Mark E. Vincent	Dividend and Growth Fund	$100,001-$500,000
Mark A. Whitaker	MidCap Fund	$50,001-$100,000
Lutz-Peter Wilke	Multi-Asset Income Fund	None

•	Information as of [September 30, 2017]

In addition to the portfolio managers listed above for Capital Appreciation Fund, Global Capital Appreciation Fund and International Equity Fund, the following individuals also serve as portfolio managers for the Funds listed below.

Capital Appreciation Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Michael Carmen	Russell 3000 Growth Lipper Multicap Core
Nicolas Choumenkovitch	MSCI ACWI Lipper Multicap Core
Don Kilbride	Russell 1000 Lipper Multicap Core
Greg Pool	Russell 3000 Lipper Multicap Core
Philip Ruedi	Russell 3000 Lipper Multicap Core
Tom S. Simon	N/A

Global Capital Appreciation Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Michael Carmen	MSCI ACWI Global Multi-Cap Core
Nicolas Choumenkovitch	MSCI ACWI Global Multi-Cap Core
David Palmer	MSCI ACWI Global Multi-Cap Core
Peter Fisher	MSCI World Global Multi-Cap Core
Greg Pool	MSCI World Global Multi-Cap Core
Tom S. Simon	N/A

114

International Equity Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Matthew D. Hudson	MSCI All Country World ex USA Growth Index International Multi-Cap Core
Greg Pool	MSCI All Country World ex USA Index International Multi-Cap Core
Jamie Rice	MSCI Emerging Markets Index International Multi-Cap Core
James H. Shakin	MSCI EAFE International Multi-Cap Core
Tom S. Simon	N/A
Tara C. Stilwell	MSCI All Country World ex USA Index International Multi-Cap Core

* Benchmark/Peer groups weighted 90%/10%, respectively.

115

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the Funds of Funds, transactions in shares of the Underlying Funds. Each Fund of Funds will not incur any commissions or sales charges when investing in Underlying Funds.

Subject to any policy established by each Company’s Board of Directors and HFMC, the sub-adviser is primarily responsible for the investment decisions of each applicable Fund (other than a Fund of Funds) and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each Fund (or in the case of a Fund of Funds, with respect to purchases of investments other than the Underlying Funds) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HFMC or the sub-adviser, as applicable, generally seeks reasonably competitive spreads or commissions, the Funds (in the case of a Fund of Funds, with respect to purchases of investments other than the Underlying Funds) do not necessarily pay the lowest possible spread or commission. HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

HFMC or the sub-adviser, as applicable, generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, HFMC or the sub-adviser, as applicable, may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which commissions are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in a Fund’s (other than a Fund of Funds) portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the sub-adviser may cause a Fund (or in the case of a Fund of Funds, an Underlying Fund) to pay a broker-dealer that provides brokerage and research services (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (other than a Fund of Funds) in excess of the amount that another broker-dealer would have charged in respect of that transaction. See “Soft Dollar Practices” below.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company’s Board of Directors, available securities may be allocated to the Fund (other than a Fund of Funds) and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

Accounts managed by the sub-adviser (or its affiliates) may hold securities also held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

116

For the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, the Funds paid the following brokerage commissions:

FUND NAME	2016	2015		2014
Balanced Fund	$124,353	$178,326		$99,574
Balanced Income Fund	$786,510	$968,411		$706,004
Capital Appreciation Fund	$12,117,067	$13,130,669		$22,612,756
Core Equity Fund	$561,719	$114,823		$46,430
Dividend and Growth Fund	$1,919,571	$2,194,150		$2,148,267
Emerging Markets Equity Fund	$167,546	$510,632		$615,202
Emerging Markets Local Debt Fund	$-	$1,553		$1,781
Environmental Opportunities Fund	$20,952	$-	(1)	$-	(1)
Equity Income Fund	$567,320	$966,415		$671,001
Floating Rate Fund	$49,694	$362,340		$18,847
Floating Rate High Income Fund	$18,484	$31,528		$3,688
Global All-Asset Fund	$331,690	$376,636		$528,883
Global Capital Appreciation Fund	$1,864,553	$2,236,707		$2,755,635
Global Equity Income Fund	$117,191	$103,930		$211,936
Global Real Asset Fund	$190,244	$313,637		$495,837
Growth Allocation Fund	$-	$-		$34,122
Growth Opportunities Fund	$4,876,423	$5,575,356		$5,841,652
Healthcare Fund	$889,788	$1,140,123		$480,616
High Yield Fund	$1,350	$-		$-
Inflation Plus Fund	$-	$11,854		$20,730
International Equity Fund	$40,269	$48,428		$40,216
International Growth Fund	$359,139	$369,660		$184,083
International Opportunities Fund	$3,594,556	$2,513,619		$2,914,920
International Small Company Fund	$441,762	$343,128		$361,395
International Value Fund	$861,056	$703,382		$546,812
Long/Short Global Equity Fund	$101,159	$89,049		$21,602	(2)
MidCap Fund	$2,330,092	$2,031,864		$1,828,287
MidCap Value Fund	$302,645	$261,276		$329,780
Multi-Asset Income Fund	$24,367	$68,838		$39,788	(3)
Municipal Income Fund	$-	$137	(4)	$-	(4)
Municipal Opportunities Fund	$-	$706		$-
Municipal Short Duration Fund	$-	$105	(4)	$-	(4)
Quality Bond Fund	$-	$2,411		$3,741
Quality Value Fund	$169,141	$358,201		$480,944
Real Total Return Fund	$218,138	$543,263		$ 599,809	(5)
Short Duration Fund	$-	$30,220		$14,763
Small Cap Core Fund	$200,776	$71,372		$65,438
Small Cap Growth Fund	$586,868	$1,019,371		$468,493
Small Company Fund	$998,502	$1,777,403		$1,428,010
Strategic Income Fund	$6,387	$59,638		$89,987
Total Return Bond Fund	$-	$274,517		$245,019
World Bond Fund	$268	$704,036		$830,187

(1) Fund commenced operations on February 29, 2016.

(2) Fund commenced operations on August 29, 2014.

(3) Fund commenced operations on April 30, 2014.

(4) Fund commenced operations on May 29, 2015.

(5) Fund commenced operations on November 29, 2013.

Checks and Balances Fund, Conservative Allocation Fund, Moderate Allocation Fund and Municipal Real Return Fund did not pay brokerage commissions during the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014.

Commission rates are established by country and trade method used to execute a given order.  Changes in the amount of brokerage commissions paid by a Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.

117

Soft Dollar Practices. The sub-adviser is responsible for effecting securities transactions for all Funds, except the Funds of Funds. As noted above, to the extent consistent with Section 28(e) of the 1934 Act, the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Funds that it sub-advises. The sub-adviser may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the sub-adviser is required to perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. Neither the management fees nor the sub-advisory fees paid by the Funds are reduced because the sub-adviser or its affiliates receive these services even though the sub-adviser or its affiliates might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2016.

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Balanced Fund*	$8,990	$22,673,423
Balanced Income Fund*	$74,794	$172,705,133
Capital Appreciation Fund*	$1,063,112	$1,718,525,532
Checks and Balances Fund	$0	$0
Conservative Allocation Fund	$0	$0
Core Equity Fund*	$56,818	$282,389,887
Dividend and Growth Fund*	$160,337	$316,209,623
Emerging Markets Equity Fund*	$21,673	$35,984,447
Emerging Markets Local Debt Fund*	$0	$0
Environmental Opportunities Fund*	$1,601	$2,978,246
Equity Income Fund*	$47,867	$91,318,077
Floating Rate Fund*	$7,120	$8,378,910
Floating Rate High Income Fund*	$2,613	$3,945,361
Global All-Asset Fund*	$33,951	$50,959,397
Global Capital Appreciation Fund*	$161,954	$215,144,904
Global Equity Income Fund*	$7,818	$11,363,377
Global Real Asset Fund*	$20,182	$37,396,066
Growth Allocation Fund	$0	$0
Growth Opportunities Fund*	$410,135	$1,057,068,220
Healthcare Fund*	$74,057	$91,926,182
High Yield Fund*	$246	$135,436
Inflation Plus Fund*	$0	$0
International Equity Fund*	$4,163	$7,149,871
International Growth Fund*	$33,948	$37,066,057
International Opportunities Fund*	$296,348	$335,522,969
International Small Company Fund*	$35,030	$45,471,321
International Value Fund*	$78,005	$98,462,871
Long/Short Global Equity Fund*	$10,383	$13,668,043
MidCap Fund*	$212,744	$451,373,938
MidCap Value Fund*	$25,399	$44,861,392
Moderate Allocation Fund	$0	$0
Multi-Asset Income Fund*	$1,845	$4,838,503
Municipal Income Fund*	$0	$0
Municipal Opportunities Fund*	$0	$0

118

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Municipal Real Return Fund*	$0	$0
Municipal Short Duration Fund*	$0	$0
Quality Bond Fund*	$0	$0
Quality Value Fund*	$13,438	$22,606,958
Real Total Return Fund*	$23,599	$35,632,339
Short Duration Fund*	$0	$0
Small Cap Core Fund*	$27,296	$54,802,637
Small Cap Growth Fund*	$50,670	$101,248,092
Small Company Fund*	$81,361	$105,772,856
Strategic Income Fund*	$2,426	$1,919,373
Total Return Bond Fund*	$0	$0
World Bond Fund*	$0	$0

*	The commissions identified as being paid to brokers selected in recognition of research services include third-party research services only, and are calculated by applying the sub-adviser’s firmwide percentage of commissions paid to the broker that would have been applied to the third-party research services as a percentage of the sub-adviser’s total activity with that broker. This calculated percentage is then applied across all of the sub-adviser’s client accounts to provide a pro rata reporting of the estimated third-party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2016 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2016.

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Balanced Fund
	Barclay Investments, Inc.	$976,850
	Banc of America Securities LLC	$5,272,832
	Citigroup Global Markets, Inc.	$10,948,918
	Credit Suisse Capital LLC	$1,565,786
	Deutsche Bank Securities, Inc.	$674,413
	Goldman Sachs & Co.	$2,300,022
	JP Morgan Securities, Inc	$14,752,543
	Morgan Stanley & Co., Inc.	$2,290,295
	UBS Securities LLC	$1,245,368

Balanced Income Fund
	Barclay Investments, Inc.	$10,426,655
	Banc of America Securities LLC	$111,187,265
	Citigroup Global Markets, Inc.	$94,173,013
	Credit Suisse Capital LLC	$27,467,083
	Deutsche Bank Securities, Inc.	$2,696,483
	Goldman Sachs & Co.	$103,493,055
	JP Morgan Securities, Inc	$302,957,149
	Morgan Stanley & Co., Inc.	$96,714,017
	UBS Securities LLC	$21,806,855

Capital Appreciation Fund
	Banc of America Securities LLC	$21,463,200
	Citigroup Global Markets, Inc.	$98,007,558
	JP Morgan Securities, Inc	$189,477,837

119

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Checks and Balances Fund	N/A	N/A
Conservative Allocation Fund	N/A	N/A
Core Equity Fund
	Banc of America Securities LLC	$46,390,443
	Citigroup Global Markets, Inc.	$37,973,487
	JP Morgan Securities, Inc	$61,094,038

Dividend and Growth Fund
	Banc of America Securities LLC	$159,994,643
	Goldman Sachs & Co.	$39,439,165
	JP Morgan Securities, Inc	$211,278,323

Emerging Markets Equity Fund
	Barclay Investments, Inc.	$172,024

Emerging Markets Local Debt Fund	N/A	N/A
Environmental Opportunities Fund	N/A	N/A
Equity Income Fund
	JP Morgan Securities, Inc	$122,930,959

Floating Rate Fund
	Barclay Investments, Inc.	$9,112,500
	Credit Suisse Capital LLC	$7,245,000
	UBS Securities LLC	$7,166,250

Floating Rate High Income Fund
	Barclay Investments, Inc.	$2,025,000
	Credit Suisse Capital LLC	$1,035,000
	UBS Securities LLC	$1,535,625

Global All-Asset Fund
	Barclay Investments, Inc.	$1,659,048
	Banc of America Securities LLC	$953,458
	Citigroup Global Markets, Inc.	$1,090,645
	Credit Suisse Capital LLC	$1,085,161
	JP Morgan Securities, Inc	$9,364,883
	Morgan Stanley & Co., Inc.	$2,522
	UBS Securities LLC	$2,000,871

Global Capital Appreciation Fund
	Banc of America Securities LLC	$5,619,356
	Citigroup Global Markets, Inc.	$6,522,352
	JP Morgan Securities, Inc	$7,975,497
	UBS Securities LLC	$1,462,399

Global Equity Income Fund
	JP Morgan Securities, Inc	$2,842,430

Global Real Asset Fund
	UBS Securities LLC	$633,508

120

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Growth Allocation Fund	N/A	N/A
Growth Opportunities Fund	N/A	N/A
Healthcare Fund	N/A	N/A
High Yield Fund
	Barclay Investments, Inc.	$1,645,313
	Credit Suisse Capital LLC	$1,790,075

Inflation Plus Fund
	Banc of America Securities LLC	$1,464,803
	Deutsche Bank Securities, Inc.	$480,058
	JP Morgan Securities, Inc	$2,567,126

International Equity Fund
	UBS Securities LLC	$126,914

International Growth Fund	N/A	N/A
International Opportunities Fund	N/A	N/A
International Small Company Fund	N/A	N/A
International Value Fund
	UBS Securities LLC	$18,175,982
Long/Short Global Equity Fund	N/A	N/A
MidCap Fund	N/A	N/A
MidCap Value Fund	N/A	N/A
Moderate Allocation Fund	N/A	N/A
Multi-Asset Income Fund
	Barclay Investments, Inc.	$767,695
	Banc of America Securities LLC	$2,705,518
	Citigroup Global Markets, Inc.	$79,523
	Credit Suisse Capital LLC	$219,209
	Goldman Sachs & Co.	$188,344
	JP Morgan Securities, Inc	$887,145
	Morgan Stanley & Co., Inc.	$204,635
	UBS Securities LLC	$405,327

Municipal Income Fund
	Goldman Sachs & Co.	$126,293

Municipal Opportunities Fund
	Goldman Sachs & Co.	$6,529,348

Municipal Real Return Fund
	Goldman Sachs & Co.	$1,439,740

Municipal Short Duration Fund	N/A	N/A
Quality Bond Fund
	Banc of America Securities LLC	$1,249,677
	Credit Suisse Capital LLC	$1,450
	JP Morgan Securities, Inc	$539,800
	Morgan Stanley & Co., Inc.	$366,009
	UBS Securities LLC	$94,110

121

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Quality Value Fund
	Citigroup Global Markets, Inc.	$7,759,655

Real Total Return Fund	N/A	N/A

Short Duration Fund
	Barclay Investments, Inc.	$7,034,942
	Banc of America Securities LLC	$12,803,935
	Citigroup Global Markets, Inc.	$8,956,069
	Credit Suisse Capital LLC	$3,286,272
	Deutsche Bank Securities, Inc.	$2,025,253
	Goldman Sachs & Co.	$6,706,987
	JP Morgan Securities, Inc	$15,562,953
	Morgan Stanley & Co., Inc.	$11,436,729
	UBS Securities LLC	$3,328,121

Small Cap Core Fund	N/A	N/A
Small Cap Growth Fund	N/A	N/A
Small Company Fund	N/A	N/A
Strategic Income Fund
	Barclay Investments, Inc.	$2,379,505
	Banc of America Securities LLC	$2,261,232
	Citigroup Global Markets, Inc.	$474,532
	Credit Suisse Capital LLC	$2,861,225
	Deutsche Bank Securities, Inc.	$243,087
	Goldman Sachs & Co.	$3,033,181
	JP Morgan Securities, Inc	$6,296,649
	Morgan Stanley & Co., Inc.	$1,603,154
	UBS Securities LLC	$3,098,352

Total Return Bond Fund
	Barclay Investments, Inc.	$10,117,244
	Banc of America Securities LLC	$46,629,003
	Citigroup Global Markets, Inc.	$24,973,817
	Credit Suisse Capital LLC	$10,686,124
	Deutsche Bank Securities, Inc.	$1,141,234
	Goldman Sachs & Co.	$34,337,798
	JP Morgan Securities, Inc	$51,947,797
	Morgan Stanley & Co., Inc.	$33,977,697
	UBS Securities LLC	$13,474,006

122

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
World Bond Fund
	Barclay Investments, Inc.	$2,244,569
	Banc of America Securities LLC	$42,767,973
	Citigroup Global Markets, Inc.	$14,923,522
	Credit Suisse Capital LLC	$3,978,939
	Deutsche Bank Securities, Inc.	$25,245
	Goldman Sachs & Co.	$38,224,633
	JP Morgan Securities, Inc	$59,250,714
	Morgan Stanley & Co., Inc.	$18,893,346
	UBS Securities LLC	$8,606,859

FUND EXPENSES

EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (10) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses; (13) fees, expenses and disbursements of custodians for all services to the Fund; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the directors of the applicable company; (17) compensation and expenses of directors of the applicable company, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Real Total Return Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund may incur unique expenses due to the nature of its investment strategy, which are paid only by those Funds, including: consultants’ and attorneys’ fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

Each Fund of Funds, as a shareholder of the Underlying Funds and unaffiliated money market funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds and unaffiliated money market funds in which it invests. The expense ratios of each Fund of Funds, as disclosed in the relevant prospectuses, may be higher or lower depending on the allocation of the funds’ assets among the Underlying Funds and/or unaffiliated money market funds and the actual expenses of the Underlying Funds and/or unaffiliated money market funds.

123

DISTRIBUTION ARRANGEMENTS

GENERAL

Hartford Funds Distributors, LLC (“HFD”) (formerly known as Hartford Investment Financial Services, LLC) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by each Company’s Board of Directors. HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Except as discussed below under “Distribution Plans,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreements, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HFD is not obligated to sell any specific amount of shares of any Fund.

HFD is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HFD has authorized one or more financial services institutions and/or qualified plan intermediaries (“Financial Intermediaries”) to receive purchase and redemption orders on behalf of the Funds, subject to the Funds’ policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary receives the order. Orders will be priced at that Fund’s next net asset value computed after the orders are received by a Financial Intermediary and accepted by the Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectuses under Payments to Financial Intermediaries and Other Entities, HFMC and/or its affiliates make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Funds to Financial Intermediaries to support the sale of the Hartford Funds’ shares (“Additional Payments”). These Additional Payments, which are in addition to commissions, Rule 12b-1 fees, Administrative Fees and Servicing Payments (as defined in the prospectuses), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford Funds over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

In addition to the Financial Intermediaries listed in each Fund’s prospectus, listed below are all Financial Intermediaries that received Additional Payments with at least a $500 value in 2016 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists: 401k Advisors; Action Point Financial Planning LLC; ADP; Allegheny Investments, Ltd.; Allen & Company of Florida Inc.; Allen & Gerritsen Alliant Insurance Services; American Bankers Association; American Century Investment Services, Inc.; American Portfolios Financial Services; Ameriprise Financial Services; Andesa Financial Management, Inc.; Antaeus Wealth Advisors, LLC; Ascensus Retirement Services; Asset International, Inc.; Atlanta Capital Group; Axa Advisors, LLC; Bay Financial Associates LLC; Bay Mutual Financial, LLC; B.C. Ziegler and Company; BB&T Retirement and Institutional Services; BB&T Securities; Benjamin F. Edwards & Co., Inc.; BMO Harris Financial Advisors; Bostonian Group; Bouchez-Page; Bristol Financial Services Inc.; Brokers International Financial Services, LLC; Cadaret Grant & Co Inc.; Callan Associates Inc.; Cambridge Investment Research, Inc.; Cantella & Co., Inc.; Capital Asset Advisory Services LLC; Cetera Investment Services LLC; Carroll Financial Associates Inc.; Centaurus Financial Inc.; Cetera Advisors LLC; Cetera Advisor Networks LLC; CFO4LIFE L.P.; Charles Schwab & Company, Inc.; Citigroup Global Markets Inc.; Claro Advisors, LLC; Coastal Equities, Inc.; Commonwealth Financial Network; Commonwealth Financial Services LLC; Compass Financial Partners, LLC; Coordinated Capital Securities, Inc.; Crestwood Advisors LLC; Crown Capital Securities, LP; Cuna Brokerage Services; Cuso Financial Services; D.A. Davidson & Company; Davenport & Co. LLC; Deutsche Bank Securities Inc.; Eaton Vance Distributors, Inc.; Edward D. Jones & Co.; Empower Retirement; EP Wealth Advisors; Equity Services Inc.; Fairhaven Wealth Management, LLC; Fidelity; Fifth Third Securities, Inc.; First Allied Securities; First Command Bank; First Financial Equity Corporation; First Heartland Capital Inc.; First Republic Securities Company, LLC; Forthwright Wealth Management LLC; Frost Brokerage Services Inc.; FSC Securities Corporation; Global Retirement Partners LLC; GWN Securities, Inc.; H. Beck Inc.; H.D. Vest Investment Securities, Inc.; Hardcastle; Hartford Funds Distributors; Hefren-Tillotson, Inc.; Heim Young & Associates, Inc.; Hightower Advisors; Hilliard Lyons; Horner, Townsend & Kent, Inc.; HYA Advisors, Inc.; IFC Holdings, Inc.; Independent Financial Group, LLC; Infinex Investment, Inc.; Invest Financial Corp.; Investment Centers of America; J.P. Morgan Securities, LLC; J.W. Cole Financial, Inc.; James T. Borello & Co.; Janney Montgomery Scott, Inc.; John Hancock Financial Services, Inc.; JPMorgan Securities, LLC; Kestra Investment Services, LLC; Kistler-Tiffany Advisors; KMS Financial Services, Inc.; Kraematon Investment Advisors, Inc.; KSP Financial Consultants; L.M. Kohn & Co.; Laird Norton Wealth Management; Lattice Strategies; Legacy Financial Advisors, Inc.; Lincoln Financial Advisors Corp.; Lincoln Financial Distributors Inc.; Lincoln Financial Securities Corp.; Lockton Companies, Inc.; LPL Financial Corporation; M Holdings Securities, Inc.; M&T Securities Inc.; MassMutual Retirement Services; Matrix Financial Solutions; MCM; Means Investment Company, Inc.; Mercer Investment Consulting, LLC.; Meridien Financial Group, Inc.; Merrill Lynch; Metlife Securities Inc.; Missouri Bankers Association; MML Distributors, LLC; Moors & Cabot, Inc.; Morgan Stanley Smith Barney; Morningstar Investment Services, Inc.; Mutual Securities Inc.; National Financial Services, LLC; National Securities Corporation; National Planning Corporation; Naylor & Co., LLC; NBT Bank, N.A.; NEPC; Newport Group Securities, Inc.; Nettworth; Next Financial Group Inc.; NFP Advisor Services, LLC; NFP Retirement; North American Management Corp.; Northwestern Mutual Investment Services; Oppenheimer & Co., Inc.; Pensionmark Financial Group LLC; Pinnacle Investments, LLC; Pioneer Investment Management Inc.; Principal Financial Group; Princor Financial Services Corp.; Private Client Services, LLC; Prosek Partners; Prospera Financial Services; Prudential Retirement; Purshe Kaplan Sterling Investments; Questar Capital Corporation; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets Corp.; Regions Bank; Reliance Wealth & Trust Partners, LLC; Retirement Plan Advisors LLC; Retirement Plan Advisory Group; Retirement Planning Specialists, Inc.; Rinet Company LLC; Robert W. Baird & Co. Inc.; Rogan & Associates, Inc.; Ropes Wealth Advisors; Royal Alliance Associates, Inc.; Sage Hill Capital; SagePoint Financial, Inc.; Schroder Fund Advisors, LLC; Scott & Stringfellow, LLC; Securian Financial Services Inc.; Securities America, Inc.; Securities Service Network, Inc.; Segal RogersCasey; Sentinel Pension Advisors, Inc.; Sheridan Capital Management; Sheridan Road Financial, LLC; Shook Research; Sigma Financial Corporation; Signator Investors Inc.; SII Investments Inc.; Sloy, Dahl & Holst, Inc.; Smith, Moore & Co., Inc.; Sontag Advisory, LLC; Sowa Financial Group Inc.; SPC Bander Investments Spectrum Investment Advisors, Inc.; Stancorp Investment Advisers, Inc.; Stephens Inc.; Stifel, Nicolaus & Co., Inc.; Stockcross Financial Services, Inc.; Stout & Bowman; Summit Brokerage Services Inc.; Sunbelt Securities, Inc.; SunTrust Investment Services; Synergy Financial Management LLC; T2 Asset Management, LLC; The Game Within; The Good Life Financial Group; The Huntington Investment Company; The Kieckhefer Group; Three Bell Capital LLC; Thoroughbred Financial Services, LLC; Thrivent Investment Management Inc.; Transamerica Capital, Inc. Transamerica Financial Advisors, Inc.; Triad Advisors, Inc.; UBS Financial Services, Inc.; Umpqua Investments, Inc.; Unionbanc Investment Services LLC; United Planners Financial Services; US Bancorp Investments, Inc.; US Trust; Usca Securities LLC; Vicus Capital, Inc.; Voya Financial Advisors; VSR Financial Services, Inc.; Waddell & Reed Inc.; Wagner Wealth Management LLC; Wamhoff; Washington Financial Group; Wayne Hummer Investments LLC; Wealth Enhancement Advisory Services, Inc.; Wealth Management Advisors LLC; Wedbush Morgan Securities Inc.; Wellington Management Company; Wells Fargo Brokerage Services; Wells Fargo Advisors, LLC; Wells Fargo Advisors Financial Network, LLC West Virginia State Treasurer’s Office; Woodbury Financial Services, Inc.; Wunderlich Securities, Inc.; WWK Investments, Inc.; Yarger Wealth Strategies.

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COMMISSIONS TO DEALERS

The aggregate dollar amount of commissions received by HFD for the sale of shares for Class A, B*, C, I, Y, R3, R4, R5 and R6 for the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014 is as follows:

YEAR	FRONT-END SALES COMMISSIONS	CDSC	AMOUNT REALLOWED	AMOUNT RETAINED
2016
Class A	$78,605,889	$586,647	$67,361,125	$11,831,410
Class B	N/A	$36	N/A	$36
Class C	N/A	$1,202,672	N/A	$1,202,672
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A
Class R6	N/A	N/A	N/A	N/A
2015
Class A	$82,200,598	$605,648	$70,371,458	$12,434,788
Class B	N/A	$88,989	N/A	$88,989
Class C	N/A	$1,090,494	N/A	$1,090,494
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A
Class R6**	N/A	N/A	N/A	N/A
2014
Class A	$71,917,566	$343,903	$61,460,906	$10,500,563
Class B	N/A	$430,139	N/A	$430,139
Class C	N/A	$919,371	N/A	$919,371
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A

*	Effective as of the opening of business on September 19, 2017, Class B shares have converted to Class A shares.

** Class R6 shares commenced operations on November 7, 2014.

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No information is presented in the table above for Class T shares and Class F shares since Class T shares and Class F shares did not commence operations as of October 31, 2016.

CLASS A SHARES

Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Multi-Asset Income Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Municipal Short Duration Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund Total Return Bond Fund and World Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Multi-Asset Income Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Municipal Short Duration Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Floating Rate Fund and Floating Rate High Income Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	3.00%	3.09%	2.50%
$50,000 or more but less than $100,000	2.50%	2.56%	2.00%
$100,000 or more but less than $250,000	2.25%	2.30%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.25%
$500,000 or more but less than $1 million	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%

(1)	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.  In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge. With respect to all Funds, except Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund and Short Duration Fund, HFD also may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million.  Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

With respect to Floating Rate Fund, Floating Rate High Income Fund and High Yield Fund, HFD also may pay dealers of record commissions on purchases of over $1 million in an amount up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

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Short Duration Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.00%	2.04%	1.50%
$250,000 or more but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below

(1)	Investments of $500,000 or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

With respect to the Short Duration Fund, HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may have provided compensation to dealers of record for certain shares purchased without a sales charge. With respect to the Short Duration Fund, HFD also may pay dealers of record commissions on purchases over $500,000 in an amount up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

CLASS T SHARES

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.

CLASS C SHARES

HFD pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

HFD’s principal business address is 690 Lee Road, Wayne, PA 19087. HFD is an indirect subsidiary of The Hartford. The Hartford may be deemed to control HFD through its indirect ownership of HFD.

DISTRIBUTION PLANS

Each Board has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T, Class C, Class R3 and Class R4 shares. HFD or its affiliates are entitled to retain all service fees payable for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS A PLAN. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As discussed above, HFD may pay dealers of record commissions on purchases over $1 million ($500,000 with respect to Short Duration Fund). Effective May 1, 2017, HFD may retain the 12b-1 fee paid by a Fund with respect to such shares for the first year after purchase. For purchases at NAV where HFD paid a commission, effective May 1, 2017, dealers may start to receive the 12b-1 fee in the thirteenth month after purchase. For purchases at NAV where HFD did not pay a commission, dealers may start to receive the 12b-1 fee at the time of purchase.

CLASS T PLAN. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

CLASS C PLAN. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

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CLASS R3 PLAN. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.

CLASS R4 PLAN. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.

GENERAL. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD). Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that the Funds pay HFD the entire fee regardless of HFD’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Funds will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

In accordance with the terms of the Plans, HFD provides to each Fund, for review by the applicable Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In its quarterly review of the Plans, the applicable Company’s Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of each Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under its terms, each Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable Company in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected by the increase, and material amendments to the Plans must also be approved by the applicable Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the relevant Fund. A Plan will automatically terminate in the event of its assignment.

For the fiscal year ended October 31, 2016, Class A, Class B*, Class C, Class R3, and Class R4 of the Funds paid the 12b-1 fees listed below.

Fund Name	Class A	Class B	Class C	Class R3	Class R4
Balanced Fund	$1,526,959	$36,022	$1,591,718	$10,614	$1,649
Balanced Income Fund	$7,096,011	$24,832	$27,273,514	$764,874	$202,762
Capital Appreciation Fund	$12,377,203	$1,059,598	$15,712,138	$558,100	$392,661
Checks and Balances Fund	$3,543,724	$609,574	$3,354,210	$70,865	$11,164
Conservative Allocation Fund	$254,567	$23,753	$342,158	$41,004	$5,976
Core Equity Fund	$1,451,394	$11,292	$1,916,610	$106,601	$215,978
Dividend and Growth Fund	$9,039,373	$318,416	$4,480,958	$407,675	$353,468
Emerging Markets Equity Fund	$22,179	N/A	$21,525	$3,139	$1,296
Emerging Markets Local Debt Fund	$13,619	N/A	$11,823	$1,147	$617
Environmental Opportunities Fund**	$2,019	N/A	$7,643	$3,761	$1,882
Equity Income Fund	$4,315,488	$25,990	$4,533,435	$268,903	$182,354
Floating Rate Fund	$2,327,923	$55,476	$12,770,994	$58,459	$21,951
Floating Rate High Income Fund	$284,614	N/A	$857,730	$2,054	$1,925
Global All-Asset Fund	$350,240	N/A	$821,461	$9,924	$3,293
Global Capital Appreciation Fund	$1,670,161	$114,205	$2,348,750	$142,772	$40,921
Global Equity Income Fund	$272,245	$7,296	$128,148	$1,023	$435
Global Real Asset Fund	$53,492	N/A	$90,861	$586	$3,674
Growth Allocation Fund	$1,343,764	$134,068	$1,659,471	$65,860	$31,475

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Fund Name	Class A	Class B	Class C	Class R3	Class R4
Growth Opportunities Fund	$4,486,027	$92,214	$4,281,446	$234,523	$173,339
Healthcare Fund	$2,169,339	$40,360	$2,916,675	$269,823	$111,805
High Yield Fund	$574,245	$22,881	$611,416	$13,965	$4,090
Inflation Plus Fund	$600,454	$77,605	$1,604,744	$290,788	$41,999
International Equity Fund	$27,973	$3,481	$26,325	$2,450	$1,145
International Growth Fund	$284,721	$15,539	$166,734	$5,685	$23,665
International Opportunities Fund	$1,299,171	$28,272	$570,157	$257,634	$317,836
International Small Company Fund	$173,082	$6,438	$139,237	$49,131	$18,697
International Value Fund	$971,629	N/A	$382,180	$2,753	$4,159
Long/Short Global Equity Fund	$11,906	N/A	$22,841	N/A	N/A
MidCap Fund	$5,083,510	$203,183	$6,160,408	$359,688	$379,176
MidCap Value Fund	$605,606	$9,938	$380,251	$55,849	$31,742
Moderate Allocation Fund	$952,777	$80,408	$1,207,368	$114,840	$20,088
Multi-Asset Income Fund	$36,214	N/A	$43,557	$9,625	$4,840
Municipal Income Fund	$14,989	N/A	$27,609	N/A	N/A
Municipal Opportunities Fund	$635,517	$17,130	$1,164,894	N/A	N/A
Municipal Real Return Fund	$263,593	$5,933	$268,926	N/A	N/A
Municipal Short Duration Fund	$17,167	N/A	$40,661	N/A	N/A
Quality Bond Fund	$31,982	N/A	$30,902	$1,905	$700
Quality Value Fund	$479,930	$12,004	$237,154	$14,304	$25,630
Real Total Return Fund	$1,840	N/A	$2,117	$454	$260
Short Duration Fund	$1,271,179	$8,419	$1,254,721	$6,089	$1,691
Small Cap Core Fund	$119,894	$12,700	$114,853	$4,304	$854
Small Cap Growth Fund	$531,649	$9,736	$427,318	$74,941	$171,269
Small Company Fund	$718,725	$16,212	$294,814	$159,611	$85,379
Strategic Income Fund	$298,540	$12,581	$780,457	$1,471	$507
Total Return Bond Fund	$1,846,778	$75,842	$706,208	$28,758	$38,192
World Bond Fund	$1,343,106	N/A	$1,695,984	$5,919	$9,589

* Effective as of the opening of business on September 19, 2017, Class B shares have converted to Class A shares.

** The information presented above is from February 29, 2016 (commencement of operations) through October 31, 2016. For the fiscal year ended October 31, 2016 approximately $166,186,121 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and as compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders).

No information is presented in the table above for Class T shares since Class T shares did not commence operations as of October 31, 2016.

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PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares” in the Funds’ prospectuses.

Availability of Class A Sales Charge Waivers. The availability to you of any Class A sales charge waiver may depend upon the policies, procedures and trading platforms of your Financial Intermediary. For more information, contact your Financial Intermediary.

EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS. Certain accounts held on the Funds’ books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as Financial Intermediaries and are subject to the applicable initial purchase minimums as described in the prospectuses. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

For a description of how a shareholder may redeem his/her shares of a Fund, or how he/she may sell shares, see “How to Buy and Sell Shares” in the Funds’ prospectuses.

RIGHTS OF ACCUMULATION FOR CLASS A SHARES. Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the price that applies to the total of: (a) the dollar amount the investor is currently purchasing plus (b) an amount equal to the then-current (as of the business day immediately prior to the current purchases) net asset value of the purchasing investor’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6 and any class of a Hartford HLS Fund) and 529 college savings plan accounts administered by The Hartford. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. “Family members” means: (a) for accounts opened on or after August 16, 2004, the owner’s spouse (or legal equivalent recognized under state law) and any children under 21 and (b) for accounts opened before August 16, 2004, an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A shares. Acceptance of a purchase order using the rights of accumulation is subject to confirmation that the purchaser qualifies to exercise such rights. Employer sponsored retirement plans or certain tax qualified retirements accounts may also receive the price calculated under the rights of accumulation as long as the transfer agent or the financial intermediary is notified at the time of purchase. The rights of accumulation may be amended or terminated at any time with respect to subsequent purchases. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.’s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

LETTER OF INTENT FOR CLASS A SHARES. Any person may qualify for a reduced sales charge on purchases of Class A shares pursuant to a Letter of Intent (“LOI”), which is an agreement to purchase a certain number of shares of one or more Funds within a thirteen-month period. Class A shares acquired through the reinvestment of distributions do not count toward completing the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Rights of Accumulation.” Such value is determined based on the shares’ public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated in the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased with the required thirteen-month period, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not pay such difference in sales charge within thirty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases made in connection with a LOI may include holdings as described above under “Rights of Accumulation.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO must be notified by you or your broker each time a qualifying purchase is made.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The SWP is designed to provide a convenient way for a shareholder to receive fixed payments at regular intervals from shares of a Fund deposited by the SWP account holder. The shareholder must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000 in order to set up a SWP. Periodic withdrawals of $50 or more per Fund will be sent to the SWP account holder, or any person designated by him or her, monthly or quarterly.

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Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share of the relevant Fund in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. These redemptions are potentially taxable transactions for shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the account holder, (2) by telephone requests to the Fund by the registered account owner, (3) upon receipt by the Fund of appropriate evidence of the account holder’s death, (4) if the Fund is unable to obtain an accurate address for the account holder or (5) when all shares under the SWP have been redeemed. Each Fund pays the fees associated with maintaining the SWPs.

SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash as prescribed by the applicable Company’s directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur brokerage charges. Any such securities would be valued for the purposes of making such payments at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

EXCHANGES. This section supplements the section entitled “Exchanging Shares” in each Fund’s prospectus. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange. If neither condition is satisfied in connection with a proposed exchange of Class Y shares of a Fund for shares of another Fund, such Class Y shares may be exchanged for Class A shares of the other Fund.

HFD reserves the right at any time in its sole discretion to modify the exchange privilege in certain circumstances. All exchanges are subject to the exchanging shareholder meeting any investment minimum or eligibility requirements. Please consult your financial advisor to discuss tax implications, if any, of an exchange.

DEFERRED SALES CHARGE ON CLASS A and CLASS C. Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase and Class C shares that are redeemed within one year of purchase are generally subject to a CDSC at the rates set forth in each Fund’s prospectus, calculated as a percentage of the dollar amount subject to the CDSC. The CDSC is assessed on an amount equal to the lesser of the current market value or the original purchase price of the Class A or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including all shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares. Solely for purposes of determining the holding period for purchases of Class C shares during a month, all payments during the month will be aggregated and deemed to have been made on the first day of the month. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. To determine whether a CDSC applies, a Fund redeems shares in the following order: (1) shares representing an increase over the original purchase price; (2) shares acquired through reinvestment of dividends and capital gains distributions; and (3) Class C shares held over 1 year.

When you request a redemption, the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees makes it possible for the applicable Fund to sell the Class C shares without a sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

The CDSC will be waived on redemptions of Class C shares and of Class A shares that are subject to the CDSC in the circumstances set forth in each Fund’s prospectus.

SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, when the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

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DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each day that the Exchange is open (the “Valuation Date”). The assets of each Fund of Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values on the Valuation Date. The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange. If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

A Fund’s maximum offering price per Class A shares and Class T shares is determined by adding the applicable maximum sales charge to the net asset value per share. Class C, Class I, Class R3, Class R4, Class R5, Class R6 Class Y and Class F are offered at net asset value without the imposition of an initial sales charge.

CAPITALIZATION AND VOTING RIGHTS

The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 49.86 billion shares of common stock, par value $0.001 per share (“Common Stock”). The shares of Common Stock are divided into 44 series.

The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The series of The Hartford Mutual Funds II, Inc. (the “Hartford II Funds”) became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the Hartford II Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 162.55 billion shares of common stock, par value $0.0001 per share (“Common Stock”). The shares of Common Stock are divided into 14 series.

The Board of Directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Company. Each Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.

The Directors of each Company have authorized the issuance of the classes of stock for each Fund that are listed on the cover page.Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive rights and are freely transferable.

As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds’ independent registered public accounting firm.

Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company’s outstanding shares request it in writing, a meeting of that particular Company’s shareholders will be held to approve or disapprove the removal of director or directors.

Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

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TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Companies intend each Fund to do, then under the provisions of Subchapter M, the Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether a Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.

If, for any taxable year, a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

With respect to the Funds other than the Funds of Funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with “Global”, “International” or “Emerging Markets” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

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With respect to the Funds other than the Funds of Funds, a Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

With respect to a Fund of Funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to “pass-through” to its shareholders, including a Fund of Funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the Fund of Funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. For tax years beginning after December 22, 2010, a Fund of Funds are eligible to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by an Underlying Fund, provided that the Fund of Funds has at least 50% of its total interests invested in other regulated investment companies at the end of each quarter of the tax year.

As of October 31, 2016, the following Funds have capital loss carryforwards as indicated below. Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder. For net capital losses arising in taxable years beginning after December 22, 2010, net capital losses generally will be carried forward indefinitely.  Capital losses from prior taxable years will still expire subject to an eight-year limitation period.  Generally, net capital losses arising in years beginning prior to December 22, 2010 will be used after net capital losses arising in years beginning after December 22, 2010, so that the Funds may have more losses from the earlier periods expire unused.

FUND	AMOUNT (IN THOUSANDS)	YEAR OF EXPIRATION
Balanced Fund	$64,904	2017
Capital Appreciation Fund	$44,678	Indefinite
Conservative Allocation Fund	$13,552	Indefinite
Emerging Markets Equity Fund	$27,455	Indefinite
Emerging Markets Local Debt	$28,314	Indefinite
Floating Rate Fund	$272,060	2017
Floating Rate Fund	$233,849	Indefinite
Floating Rate High Income Fund	$28,720	Indefinite
Global All-Asset Fund	$3,585	Indefinite
Global Capital Appreciation Fund	$68,045	Indefinite
Global Equity Income Fund	$169	2017
Global Equity Income Fund	$2,734	2018
Global Equity Income Fund	$16,446	Indefinite
Global Real Asset Fund	$6,682	2019
Global Real Asset Fund	$91,715	Indefinite
Growth Allocation Fund	$6,776	2017
Growth Allocation Fund	$100,273	Indefinite
High Yield Fund	$18,104	2017
High Yield Fund	$19,623	Indefinite
Inflation Plus Fund	$60,891	Indefinite
International Equity Fund	$1,409	Indefinite
International Growth Fund	$110,545	2017
International Growth Fund	$9,523	Indefinite
International Opportunities Fund	$57,687	Indefinite
International Small Company Fund	$3,124	Indefinite
Long/Short Global Equity Fund	$523	Indefinite
Moderate Allocation Fund	$21,570	Indefinite
Multi-Asset Income Fund	$14,175	Indefinite
Municipal Income Fund	$37	Indefinite
Municipal Opportunities Fund	$9,797	2017
Municipal Opportunities Fund	$6,121	2018
Municipal Opportunities Fund	$10,546	2019
Municipal Real Return Fund	$16,621	2017

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FUND	AMOUNT (IN THOUSANDS)	YEAR OF EXPIRATION
Municipal Real Return Fund	$6,088	2018
Municipal Real Return Fund	$1,654	2019
Municipal Real Return Fund	$7,852	Indefinite
Municipal Short Duration Fund	$15	Indefinite
Real Total Return Fund	$14,730	Indefinite
Short Duration Fund	$4,608	Indefinite
Small Cap Core Fund	$3,722	2017
Small Cap Core Fund	$4,074	Indefinite
Small Company Fund	$55,038	Indefinite
Strategic Income Fund	$10,652	Indefinite
Total Return Fund	$248	Indefinite
World Bond Fund	$16,248	Indefinite

With respect to the Funds other than the Funds of Funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

With respect to the Funds other than the Funds of Funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

With respect to the Funds other than the Funds of Funds, investments in below investment grade instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

With respect to the Funds other than the Funds of Funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.

With respect to the Funds other than the Funds of Funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may use these transactions.

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SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

With respect to the Funds other than the Funds of Funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

With respect to a Fund of Funds, in general, as described in their prospectuses, distributions from a Fund of Funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund of Funds’ investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund of Funds’ current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a Fund of Funds’ net capital gain properly designated by the Fund of Funds as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a Fund of Funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Funds of Funds’ shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

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At the Companies’ option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. For sales charges incurred in taxable years beginning after December 22, 2010, the disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

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In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 39.6%. Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, under an exemption recently made permanent by Congress, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption, and a portion of a Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. A Fund’s distributions, if any, that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITS), may be taxable to non-U.S. investors and may require such investors to file U.S. income tax returns.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.

A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 28%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

MUNICIPAL INCOME FUND, MUNICIPAL OPPORTUNITIES FUND, MUNICIPAL REAL RETURN FUND AND MUNICIPAL SHORT DURATION FUND

Each of Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of these Funds intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid each of these Funds may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by Municipal Real Return Fund will generally be subject to state and local income taxes. Dividends paid by Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund may also be subject to state and local income taxes.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of each of these Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.

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If Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund or Municipal Short Duration Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund or Municipal Short Duration Fund.

Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.

TAXATION OF THE UNDERLYING FUNDS

With respect to the Funds of Funds, each Underlying Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Funds of Funds generally will not pay any federal income or excise tax.

The Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which they invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Funds of Funds could therefore affect the amount, timing and character of distributions to shareholders.

PRINCIPAL UNDERWRITER

HFD serves as the principal underwriter to each Fund. HFD is located at 690 Lee Road, Wayne, PA 19087.

CUSTODIAN

Portfolio securities of the Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_____] served as the Companies’ Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2016. [_____] is located at [_____].

OTHER INFORMATION

The Hartford has granted the Companies the right to use the name “The Hartford” or “Hartford,” and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

CODE OF ETHICS

Each Fund, HFMC and the sub-adviser have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The Companies’ audited financial statements for the fiscal year ended October 31, 2016, together with the notes thereto, and reports of [______], the Companies’ Independent Registered Public Accounting Firm, are incorporated by reference from each Company’s Annual Report for the fiscal year ended October 31, 2016 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Quality Value Fund’s unaudited financial statements for the semi-annual period ended April 30, 2017, together with the notes thereto, are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC.

The Companies’ Annual Reports and Semi-Annual Reports are available without charge by calling the Funds at 1-888-843-7824 or by visiting the Funds’ website at www.hartfordfunds.com or on the SEC’s website at www.sec.gov.

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PROXY VOTING POLICIES AND PROCEDURES

The Boards believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Funds’ Boards, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities. The sub-adviser’s exercise of this delegated proxy voting authority on behalf of each sub-advised Fund is subject to oversight by HFMC. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest. With respect to the Funds of Funds, the Funds’ policy provides that HFMC will vote any proxies of the Underlying Funds in accordance with the vote of the shareholders of the Underlying Funds. In addition, if a sub-adviser requests that the Investment Manager vote a proxy in any Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, the Investment Manager may vote such securities. The Investment Manager may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary.

The policies and procedures used by the investment manager and the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures, as well as the Funds’ voting records. For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to www.hartfordfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

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Hartford Funds Management Company, LLC

The Funds of Funds allocate their assets in a combination of other Hartford Funds. If an underlying Hartford Fund has a shareholder meeting, HFMC votes proxies in the same proportion as the vote of the underlying Hartford Fund’s other shareholders (sometimes called “mirror” or “echo” voting).

Wellington Management Company LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1.	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2.	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client .

Responsibility and Oversight

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

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•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

November 1, 2016

Wellington Management Company LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

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These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and seeks to vote each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.

Voting Guidelines

Composition and Role of the Board of Directors

Elect Directors. Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally supports management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Declassify Board of Directors. For.

Adopt Director Tenure/Retirement Age (SP). Against.

Adopt Director & Officer Indemnification. For. Wellington Management generally supports director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP). Against.

Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least two-thirds of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Wellington Management’s support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, with respect to local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director (SP). Case-by-Case. Wellington Management will generally support management proposals to separate the chair and CEO or establish a lead director.

Approve Directors’ Fees. Case-by-Case .

Approve Bonuses for Retiring Directors. For.

Approve Board Size. For.

Elect Supervisory Board/Corporate Assembly/Statutory Auditors. Case-by-Case. Companies in certain markets are governed by multitiered boards, with each tier having different powers and responsibilities. Wellington Management holds supervisory board members to similar standards described above under “Elect directors,” subject to prevailing local governance best practices.

Majority Vote on Election of Directors (SP). For. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Wellington Management’s support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. Wellington Management believes that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally Wellington Management will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, Wellington Management will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Adopt Proxy Access. For. Wellington Management generally supports proposals that allow significant and long-term shareholders the right to nominate director candidates on management’s proxy card. That being said, we may vote against a proxy access proposal if it is shareholder-sponsored and it requests that the company adopt proxy access without reasonable constraints or in a way that markedly differs from prevailing market norms.

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Contested Director Election. Case-by-Case

Compensation

Adopt/Amend Stock Option Plans. Case-by-Case.

While Wellington Management believes equity compensation helps align plan participants’ and shareholders’ interests, Wellington Management will vote against plans that it finds excessively dilutive or costly. Additionally, Wellington Management will generally vote against plans that allow the company to reprice options without shareholder approval. Wellington Management will also vote against plans that allow the company to add shares to the plan without shareholder approval, otherwise known as an “evergreen” provision.

Adopt/Amend Employee Stock Purchase Plans. Case-by-Case. Wellington Management generally supports employee stock purchase plans, as they may align employees’ interests with the interests of shareholders. That being said, Wellington Management typically votes against plans that do not offer shares to a broad group of employees (i.e., only executives are allowed to participate) or plans that offer shares at a significant discount.

Approve/Amend Bonus Plans. Case-by-Case.

In the US, bonus plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, Wellington Management generally votes “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. Wellington Management will vote against these proposals where the grant portion of the proposal fails its guidelines for the evaluation of stock option plans.

Approve Remuneration Policy. Case-by-Case.

Approve Compensation Packages for Named Executive Officers: Case-by-case.

Determine Whether the Compensation Vote Will Occur Every One, Two, or Three years: One Year

Exchange Underwater Options. Case-by-Case.

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. Wellington Management will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Approve Golden Parachute Arrangements in Connection With Certain Corporate Transactions: Case-by-Case

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. Wellington Management believes that severance arrangements require special scrutiny, and is generally supportive of proposals that call for shareholder ratification thereof. But, Wellington Management is also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose placing additional limitations on compensation where Wellington Management feels the board has already demonstrated reasonable respect for industry practice and overall levels of compensation have historically been sensible.

Adopt a Clawback Policy. Case-By-Case. Wellington Management believes that companies should have the ability to recoup incentive compensation from members of management who received awards based on fraudulent activities or an accounting misstatement. Consequently, Wellington Management may support shareholder proposals requesting that a company establish a clawback provision if the company’s existing policies do not cover these circumstances.

Reporting of Results

Approve Financial Statements. For.

Set Dividends and Allocate Profits. For.

Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. Wellington Management follows the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees. Case-by-Case. Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Shareholder Approval of Auditors (SP). For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP). Against.

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As an exception, Wellington Management may support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.

Shareholder Rights Plans. Case-by-Case.

Also known as Poison Pills, Wellington Management believes that these plans do not encourage strong corporate governance, since they can entrench management and restrict opportunities for takeovers. That being said, Wellington Management recognizes that limited poison pills can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Consequently, Wellington Management may support plans that include:

•	Shareholder approval requirement

•	Sunset provision

•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, Wellington Management is equally vigilant in its assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock. Case-by-Case.

Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Establish Right to Call a Special Meeting. For.

A reasonably high ownership threshold should be required to convene special meetings in order to ensure that they address broadly-supported shareholder interests.

Establish the right to act by written consent (SP). Case-by-Case. We will generally oppose written consent proposals when the company already offers the shareholders the right to call a special meeting.

Increase Supermajority Vote Requirement. Against.

Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision. For.

Adopt Confidential Voting (SP). Case-by-Case.

As an exception, Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Increase Authorized Common Stock. Case-by-Case.

Wellington Management generally supports requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, Wellington Management may impose a lower threshold.

Approve Merger or Acquisition. Case-by-Case.

Approve Technical Amendments to Charter. Case-by-Case.

Opt Out of State Takeover Statutes. For.

Eliminate Multiclass Voting Structure (SP). For. Wellington Management believes that shareholders’ voting power should be reflected by their economic stake in a company.

Capital Structure

Authorize Share Repurchase. For.

Approve Stock Splits. Case-by-Case.

Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized but unissued shares.

Approve Recapitalization/Restructuring. Case-by-Case.

Issue Stock with or without Preemptive Rights. Case-by-Case.

Issue Debt Instruments. Case-by-Case.

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Environmental and Social Issues. Case-by-Case

Environmental and social issues typically appear on ballots as shareholder-sponsored proposals. Wellington Management may support these proposals in situations where it believes that doing so will improve the prospects for long-term success of a company and investment returns. At a minimum, Wellington Management expects companies to comply with applicable laws and regulations with regards to environmental and social standards.

Miscellaneous

Approve Other Business. Against.

Approve Re-incorporation. Case-by-Case.

Approve Third-Party Transactions. Case-by-Case.

January 2016

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APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the sub-adviser will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios, except World Bond Fund, as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. With respect to the World Bond Fund, the sub-adviser will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the highest credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the highest credit rating is used.

LONG-TERM CREDIT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –– Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa –– Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba –– Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B –– Obligations rated B are considered speculative and are subject to high credit risk.

Caa –– Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C –– Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

STANDARD & POOR’S RATINGS SERVICES (“STANDARD & POOR’S”)

AAA –– An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA –– An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A –– An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C –– Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB –– An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B –– An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC –– An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C –– An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D –– An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR –– This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS

MOODY’S

•     P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

•     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations

•     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

•     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

A-1 –– A short-term obligation rated “A–1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

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C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR –– An issuer designated NR is not rated.

RATING OF MUNICIPAL OBLIGATIONS

STANDARD & POOR’S - MUNICIPAL NOTES.

A Standard & Poor’s municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S.

SHORT-TERM OBLIGATIONS RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior quality.

Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

149

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DUAL RATINGS

STANDARD & POOR’S

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

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Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

•     a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•     b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•     c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•     a. the selective payment default on a specific class or currency of debt;

•     b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•     c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•     d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

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B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

[MFSAI17]

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PART C

OTHER INFORMATION

Item 28.  Exhibits

a.(i)	Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

a.(ii)	Articles Supplementary dated March 14, 2007 (incorporated by reference to Post-Effective Amendment No. 103 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 30, 2007)

a.(iii)	Articles Supplementary dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 111 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2010)

a.(iv)	Articles of Amendment dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 115 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2011)

a.(v)	Articles Supplementary dated August 10, 2011(incorporated by reference to Post-Effective Amendment No. 115 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2011)

a.(vi)	Articles Supplementary dated October 27, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 7, 2014)

a.(vii)	Articles Supplementary dated February 18, 2015 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)

a.(viii)	Articles of Amendment dated February 19, 2016 (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)

a.(ix)	Articles of Supplementary dated June 14, 2016 (incorporated by reference to Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

a.(x)	Certificate of Correction dated July 13, 2016 (incorporated by reference to Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

a.(xi)	Articles Supplementary dated February 23, 2017 (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017))
a.(xii)	Articles Supplementary dated May 23, 2017 (filed herewith)

a.(xiii)	Articles Supplementary dated August 4, 2017 (filed herewith)

a.(xiv)	Articles of Amendment to reflect name change of The Hartford Value Opportunities Fund (to be filed by post-effective amendment)
b.	Amended and Restated Bylaws (filed herewith)

c.	Not Applicable

d.(i)	Investment Management Agreement with Hartford Funds Management Company, LLC (filed herewith)

d.(ii).	Investment Sub-Advisory Agreement with Wellington Management Company LLP (filed herewith)

d.(iii).a	Form of Sub-Advisory Agreement with Schroder Investment Management North America Inc. (incorporated by reference to Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

d.(iii).b	Form of Sub-SubAdvisory Agreement with Schroder Investment Management North American Limited (incorporated by reference to Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

e.(i).a	Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 125 to Registration Statement on Form N-1A (File No. 002-11387) filed on August 27, 2014)

e.(i).b		Amendment No. 1 to Principal Underwriting Agreement dated November 22, 2013 (incorporated by reference to Post- Effective Amendment No. 122 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 19, 2013)

e.(i).c		Amendment Number 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 125 to Registration Statement on Form N-1A (File No. 002-11387) filed on August 27, 2014)

e.(i).d		Amendment Number 3 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 125 to Registration Statement on Form N-1A (File No. 002-11387) filed on August 27, 2014)

e.(i).e		Amendment Number 4 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 7, 2014)

e.(i).f		Amendment Number 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 130 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 22, 2015)

e.(i).g		Amendment Number 6 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)

e.(i).h		Form of Amendment Number 7 to Principal Underwriting Agreement (incorporated by reference to Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

e.(i).g		Amendment Number 8 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)

e.(ii)		Form of Selling Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)

f.		Not Applicable

g.		Custodian Agreement with State Street Bank and Trust Company dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)

h.	.	Form of Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (filed herewith)

h.(ii).a		Fund Accounting Agreement with Hartford Funds Management Company, LLC dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)

h.(ii).b		Amendment One to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 130 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 22, 2015)

h.(ii).c		Amendment Two to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 130 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 22, 2015)

h.(ii).d		Amendment Three to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)

h.(ii).e		Form of Amendment Four to Fund Accounting Agreement (incorporated by reference to Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

h.(ii).f		Amendment Five to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)

h.(ii).g		Amendment Six to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)

h.(iii)	Amended and Restated Expense Limitation Agreement (filed herewith)

h.(iv)	Transfer Agency Fee Waiver Agreement with respect Class R6 and Class F shares (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)

h.(vi)	Form of Sub-Advisory Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

i.	Opinion and Consent of Counsel (to be filed by post-effective amendment)

j.	Consent of Independent Registered Public Accounting Firm (to be filed by post-effective amendment)

k.	Not Applicable

l.	Not Applicable

m.	Amended and Restated Rule 12b-1 Plan of Distribution (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)

n.	Rule 18f-3 Plan (filed herewith)

o.	Not Applicable

p.(i)	Code of Ethics of Hartford Funds Management Company, LLC, Hartford Funds Distributors, LLC, The Hartford-Sponsored Mutual Funds and Hartford-Sponsored Exchange Traded Funds (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)

p.(ii)	Code of Ethics of Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2017)

p.(iii)	Code of Ethics of Schroder Investment Management North America Inc. (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 002-11387) filed on October 21, 2016)

p.(iv)	Code of Ethics of Schroder Investment Management North America Limited (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 002-11387) filed on October 21, 2016)

q.	Powers of Attorney (filed herewith)

Item 29. Persons Controlled by or Under Common Control with Registrant

None

Item 30. Indemnification

Article V, paragraph (f) of the Registrant’s Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b).  This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted).  A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant’s various agreements with its service providers provide for indemnification.

Item 31.  Business and Other Connections of Investment Adviser

Hartford Funds Management Company, LLC (“HFMC”) serves as investment adviser to the series of the Registrant. The executive officers of HFMC are listed in the investment adviser registration on Form ADV for HFMC (File No. 801-77209) and are hereby incorporated herein by reference thereto.  The business and other connections of a substantial nature of each executive officer are given below.

Name	Position with HFMC (1)	Other Business
James E. Davey	Senior Managing Director, Chairman of the Board, President and Manager	Executive Vice President of The Hartford Financial Services Group, Inc. (2) (“The Hartford”); Senior Managing Director, Chairman of the Board and Manager of Hartford Funds Distributors, LLC (3) (“HFD”); President, Senior Managing Director, Director and Chairman of the Board of Hartford Administrative Services Company (4) (“HASCO”); President, Director, Chairman and Senior Managing Director of the Hartford Funds Management Group, Inc. (5) (“HFMG”); and President, Chairman of the Board and Manager of Lattice Strategies LLC (6) (“Lattice”)
Walter F. Garger	Secretary, Managing Director and General Counsel	Secretary, Managing Director and General Counsel of HFD, HASCO and HFMG; and Secretary and General Counsel of Lattice
Vernon J. Meyer	Chief Investment Officer and Managing Director	Senior Vice President of Hartford Life Insurance Company (7) (“HLIC”); and Managing Director of HFMG
Robert W. Paiano	Senior Vice President and Treasurer	Executive Vice President, Treasurer, Committee Member and Director of HLIC; Senior Vice President and Treasurer of Hartford Life, Inc. (8) (“HLI”), HASCO, HFD and Lattice; Treasurer and Chief Risk Officer of The Hartford; and Treasurer of HFMG
Gregory A. Frost	Managing Director, Chief Financial Officer and Manager	Director, Managing Director and Chief Financial Officer of HASCO; Manager, Managing Director and Chief Financial Officer of HFD; Managing Director and Chief Financial Officer of HFMG; and Chief Financial Officer, Assistant Treasurer and Manager of Lattice
Joseph G. Melcher	Executive Vice President and Chief Compliance Officer	Executive Vice President of HFD, HASCO and HFMG; and Executive Vice President and Chief Compliance Officer of Lattice
Anita Baldwin	Vice President	Vice President of HFMG
Shannon O’Neill	Vice President and Controller	Vice President and Controller of HASCO and HFMG; Financial and Operations Principal (FINOP), Vice President and Controller of HFD
Michael J. Fixer	Assistant Vice President and Assistant Treasurer	Assistant Treasurer and Assistant Vice President of HLIC, HASCO, HFD, HLI, The Hartford, HFMG and Lattice
Kathleen E. Jorens	Assistant Treasurer and Vice President	Assistant Treasurer and Vice President of HLIC, HASCO, HFD, HLI, The Hartford and Lattice; and Vice President and Assistant Secretary of HFMG
Sarah J. Harding	Assistant Secretary	Assistant Secretary of HLIC, HLI, HASCO, HFD, Hartford Investment Management Company (9) (“HIMCO”), HFMG and Lattice
Terence Shields	Assistant Secretary	Vice President of HLIC; Assistant Secretary of HFD, HFMG, HLI and Lattice; and Vice President and Assistant Corporate Secretary of The Hartford
Audrey E. Hayden	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HLIC, HIMCO, HLI and Lattice
Holly P. Elliott	Assistant Secretary	Assistant Secretary of HFMG, HASCO, HIMCO, HFD, HLIC and Lattice
Simone Parillo	Assistant Secretary	Assistant Secretary of HFMG, HASCO, HIMCO, HFD, HLIC and Lattice
Michael R. Chesman	Senior Vice President and Director of Taxes	Director of Taxes and Senior Vice President of HASCO, HFD, HFMG, The Hartford, HLIC, HIMCO, HLI and Lattice
Keith R. Percy	Vice President	Vice President of HFD, HFMG, HASCO, HIMCO and Lattice
Allison Z. Mortensen	Vice President	Vice President of HFMG

(1) The principal business address for HFMC is 690 Lee Road, Wayne, PA 19087.

(2) The principal business address for The Hartford is One Hartford Plaza, Hartford, CT 06155.

(3)  The principal business address for HFD is 690 Lee Road, Wayne, PA 19087.

(4) The principal business address for HASCO is 690 Lee Road, Wayne, PA 19087.

(5) The principal business address for HFMG is 690 Lee Road, Wayne, PA 19087.

(6) The principal business address for Lattice is 101 Montgomery Street, 27th Floor, San Francisco, CA 94104.

(7)  The principal business address for HLIC is One Hartford Plaza, Hartford, CT 06155.

(8)  The principal business address for HLI is One Hartford Plaza, Hartford, CT 06155.

(9) The principal business address for HIMCO is One Hartford Plaza, Hartford, CT 06155.

Wellington Management Company LLP (“Wellington Management”) serves as sub-adviser to certain series of the Registrant. The executive officers of Wellington Management are listed in the investment adviser registration on Form ADV for Wellington Management (File No. 801-15908) and are hereby incorporated herein by reference thereto. The business and other connections of a substantial nature of each executive officer are given below.

Name	Title
Steven C. Angeli	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
John E. Butler	Senior Managing Director, Wellington Management International Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Cynthia M. Clarke	Senior Managing Director and General Counsel, Wellington Management Company LLP
Desmond A. Havlicek	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Jean M. Hynes	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Donald J. Kilbride	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Stephen Klar	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Gregory A. Mattiko	Senior Managing Director, Wellington Management Hong Kong Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Nancy M. Morris	Managing Director and Chief Compliance Officer, Wellington Management Company LLP
Mary K. (Molly) Shannon	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer, Wellington Management Company LLP
Brendan J. Swords	Chairman, Chief Executive Officer, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) each serve as sub-adviser and secondary sub-adviser, respectively, to certain series of the Registrant. The executive officers of SIMNA and SIMNA Ltd. are listed in the respective investment advisers’ registration on Forms ADV and are hereby incorporated herein by reference thereto.  Other than Joseph Bertini, the directors and officers of SIMNA and SIMNA Ltd. have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of the investment advisers or certain of their corporate affiliates. Prior to November 2015, Mr. Bertini was Head of Investment Management Americas Compliance at JPMorgan Asset Management.

Wellington Management Company LLP (“Wellington Management”) serves as sub-adviser to certain series of the Registrant. The executive officers of Wellington Management are listed in the investment adviser registration on Form ADV for Wellington Management (File No. 801-15908) and are hereby incorporated herein by reference thereto. The business and other connections of a substantial nature of each executive officer are given below.

Name	Title
Steven C. Angeli	Senior Managing Director, Wellington Management Company LLP
Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
John E. Butler	Senior Managing Director, Wellington Management International Ltd
Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Director, Wellington Management International Ltd
Cynthia M. Clarke	Senior Managing Director and General Counsel, Wellington Management Company LLP
Director, Wellington Holdings, Inc.
Director, Wellington Management Advisers, Inc.
Director, Wellington Management Hong Kong Ltd
Director, Wellington Management International Ltd
Director, Wellington Management Singapore Pte Ltd
Desmond A. Havlicek	Senior Managing Director, Wellington Management Company LLP
Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Director, Wellington Management Advisers, Inc.
Director, Wellington Management Japan Pte Ltd
Jean M. Hynes	Senior Managing Director, Wellington Management Company LLP
Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Director, Wellington Management, Ltd.
Donald J. Kilbride	Senior Managing Director, Wellington Management Company LLP
Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Gregory A. Mattiko	Senior Managing Director, Wellington Management Hong Kong Ltd
Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Nancy M. Morris	Managing Director and Chief Compliance Officer, Wellington Management Company LLP
Phillip H. Perelmuter	Head of Wellington Management International Ltd
Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Director, Wellington Management International Ltd
Director, Wellington Management, Ltd.
Mary K. (Molly) Shannon	Senior Managing Director, Wellington Management Company LLP
Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Director, Wellington Management Advisers, Inc.
Chairman, Wellington Management Foundation
Director, Wellington Trust Company, NA
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer, Wellington Management Company LLP
Director, Wellington Holdings, Inc.
Director, Wellington Management Advisers, Inc.
Chair, Wellington Management International Ltd
Director, Wellington Management Investment, Inc.
Manager, Wellington Management Switzerland GmbH
Controller/Head Cashier, Wellington Trust Company, NA
Brendan J. Swords	Chairman and Chief Executive Officer, Wellington Management Company LLP and Wellington Management Group LLP
Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Director, Wellington Management, Ltd.
Director, Wellington Trust Company, NA

Item 32.     Principal Underwriters

(a)	Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for each series of the Registrant and is an indirect subsidiary of The Hartford Financial Services Group, Inc. HFD is also the principal underwriter for the series of The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. HFD is also the principal underwriter of Hartford Funds Master Fund.

(b)	The directors and principal officers of HFD and their position with the Registrant are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant
James E. Davey	Senior Managing Director, Manager and Chairman of the Board	Director, President and Chief Executive Officer
John A. McLean	President and Chief Executive Officer	None
Keraya S. Jefferson	Chief Compliance Officer	None
Walter F. Garger	Managing Director, General Counsel and Secretary	Chief Legal Officer
Martin A. Swanson	Chief Marketing Officer, Principal and Managing Director	None
Robert W. Paiano**	Senior Vice President and Treasurer	None
Gregory A. Frost	Manager, Chief Financial Officer and Managing Director	None
Andrew S. Decker	AML Officer	AML Compliance Officer
Kathleen E. Jorens**	Vice President and Assistant Treasurer	None
Michael J. Fixer**	Assistant Treasurer and Assistant Vice President	None
Laura S. Quade	Vice President	Vice President
Terence Shields**	Assistant Secretary	None
Sarah J. Harding**	Assistant Secretary	None
Holly P. Elliott**	Assistant Secretary	None
Simone Parillo**	Assistant Secretary	None
Joseph G. Melcher	Executive Vice President	Vice President and Chief Compliance Officer
Shannon O’Neill	Vice President, Controller and Financial and Operations Principal (FINOP)	None
Audrey E. Hayden**	Assistant Secretary	None
Michael R. Chesman**	Senior Vice President and Director of Taxes	None
Keith R. Percy**	Vice President	None

* Unless otherwise indicated, principal business address is 690 Lee Road, Wayne, PA 19087.

** Principal business address is One Hartford Plaza, Hartford, CT 06115.

Item 33.     Location of Accounts and Records

Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant’s custodian, sub-administrator, and sub-fund accounting agent, State Street Bank and Trust Company,  One Lincoln Street, Boston, Massachusetts, 02111,  the Registrant’s transfer agent, Hartford Administrative Services Company, 690 Lee Road, Wayne, PA 19087, the Registrant’s investment manager, Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, PA 19087, and sub-transfer agent Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, MA, 02169. Registrant’s corporate records are maintained at Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, PA 19087 and its financial ledgers are maintained at State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111.

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wayne, and Commonwealth of Pennsylvania, on the 1st day of September 2017.

THE HARTFORD MUTUAL FUNDS II, INC.

By:	/s/ James E. Davey
James E. Davey
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James E. Davey	Director, President and Chief Executive Officer	September 1, 2017
James E. Davey

/s/ Michael J. Flook	Controller & Treasurer	September 1, 2017
Michael J. Flook	(Chief Accounting Officer & Chief Financial Officer)

*	Director	September 1, 2017
Hilary E. Ackermann

*	Director	September 1, 2017
Robin C. Beery

*	Director	September 1, 2017
Lynn S. Birdsong

*	Director	September 1, 2017
Christine Detrick

*	Director	September 1, 2017
Duane E. Hill

*	Chairman of the Board and Director	September 1, 2017
William P. Johnston

*	Director	September 1, 2017
Phillip O. Peterson

*	Director	September 1, 2017
Lemma W. Senbet

*	Director	September 1, 2017
David Sung

/s/ Alice A. Pellegrino		September 1, 2017
* By Alice A. Pellegrino
Attorney-in-fact
*(Pursuant to Powers of Attorney (filed herewith))

EXHIBIT INDEX

a.(xii)	Articles Supplementary dated May 23, 2017

a.(xiii)	Articles Supplementary dated August 4, 2017

b.	Amended and Restated Bylaws

d.(i)	Investment Management Agreement with Hartford Funds Management Company, LLC

d.(ii).	Investment Sub-Advisory Agreement with Wellington Management Company LLP

h.	Form of Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company

h.(iii)	Amended and Restated Expense Limitation Agreement

n.	Rule 18f-3 Plan

q.	Powers of Attorney